UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14A

of the

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐

Preliminary Proxy Statement

☐

Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]

☑

Definitive Proxy Statement

☐

Definitive Additional Materials

☐

Soliciting Material Pursuant to Section 240.14a-12

WWA GROUP, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☐

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:  Common Stock

2) Aggregate number of securities to which transaction applies:  99,000,000

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule

0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$0.02 (based upon the average bid and ask on February 6, 2013)

4) Proposed maximum aggregate value of transaction:  $1,980,000

5) Total fee paid: $270.07

☑

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration No.:

3) Filing Party:

4) Date Filed:

WWA GROUP, INC.

700 Lavaca Street, Suite 1400

Austin, Texas 78701

March 25, 2013

Dear Stockholder:

We cordially invite you to attend a special meeting of the stockholders of WWA Group, Inc. to be held on

May 10, 2013 at 700 Lavaca Street, Austin, Texas 78701 at 10.a.m. local time.

On July 12, 2012, we entered into a share exchange agreement with Summit Digital Holdings, Inc. to acquire Summit Digital, Inc. The purpose of this special meeting is to ask you to consider and vote upon a proposal to adopt the share exchange agreement, thereby approving the acquisition of Summit Digital, a proposal to amend our articles of incorporation to increase the number of authorized common stock to two hundred and fifty million (250,000,000) shares par value $0.001, and a proposal to authorize our board of directors to adjourn the special meeting in the event they deem such adjournment advisable. If the acquisition of Summit Digital is approved, we will issue new shares of our common stock in exchange for the issued and outstanding shares of Summit Digital. Your existing shares will remain unaffected by the transaction except in respect to the dilutive effect associated with the issuance of new shares.

The approval of a majority of our outstanding common stock is required to adopt the share exchange agreement and the amendment to our articles of incorporation. The approval of a majority of our common stock voted at the special meeting is required to adopt the adjournment resolution. Our board of directors,

after considering various factors, unanimously determined that the share exchange agreement, the amendment to our articles of incorporation and the adjournment proposal were advisable, fair to and in the best interests of WWA Group and its stockholders. Our board of directors unanimously recommends that you vote “FOR” the adoption of the share exchange agreement, “FOR” the amendment to our articles of incorporation, and “FOR” the authorization to adjourn the special meeting if advisable.

The accompanying proxy statement provides you with detailed information about the share exchange agreement, the amendment to our articles of incorporation and the adjournment proposal. A copy of the share exchange agreement is attached as Annex A to the proxy statement and the proposed amendment to our articles of incorporation is attached as Annex B to the proxy statement. We urge you to read the entire proxy statement carefully.

Your vote is important to us regardless of the number of shares you own. We greatly appreciate your efforts in voting your shares. The enclosed proxy card contains instructions regarding voting. Whether or not you plan to attend the special meeting, we request that you authorize your proxy by completing and returning the enclosed proxy card.

If you have any questions about the special meeting after reading the proxy statement, please contact Eric

Montandon, WWA Group’s chief executive officer at (480) 505-0070.

On behalf of the board of directors, we thank you for  your support and appreciate your consideration of the matters detailed in the proxy statement.

Sincerely,

/s/ Eric Montandon

______________________

Eric Montandon, Chief Executive Officer and Chairman of the Board of Directors

i

WWA GROUP, INC.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS TO BE

HELD ON MAY 10, 2013

To the stockholders of WWA Group, Inc.:

Notice is hereby given that a special meeting of the stockholders of WWA Group, Inc., a Nevada corporation (“WWA Group”), will be held on May 10, 2013  at 10 a.m. local time (the “Special

Meeting”), at 700 Lavaca Street, Suite 1400, Austin, Texas 78701 for the following purposes:

(1)

To consider and vote upon a proposal to adopt the share exchange agreement dated July 12, 2012

(the “Agreement”), by and between WWA Group and Summit Digital Holdings, Inc. (“Summit

Holdings”) to acquire Summit Digital, Inc. (“Summit Digital”);

(2)

To consider and vote upon a proposal to amend WWA Group’s articles of incorporation to increase the number of our authorized common stock from fifty million (50,000,000) common shares par value $0.001 to two hundred and fifty million (250,000,000) common shares par value

$0.001 (the “Amendment”);

(3)

To consider and vote upon a proposal to authorize our board of directors to adjourn the special meeting (the “Adjournment”), if deemed necessary or appropriate in their view to permit the further solicitation of proxies if there are not sufficient votes at the special meeting to approve or disapprove the Agreement and the Amendment.

Only stockholders of record at the close of business on March 19, 2013 are entitled to notice of, and to vote at, the special meeting or any adjournments or postponements thereof. A list of our stockholders of record will be available at our executive offices located at 700 Lavaca Street, Suite 1400, Austin, Texas

78701, during ordinary business hours for 10 days prior to the special meeting. Adoption of the

Agreement and the Amendment proposals require the affirmative vote of a majority of the outstanding shares of our common stock. Adoption of the Adjournment proposal requires the approval of a majority of the votes represented in person or by proxy at the special meeting and entitled to vote on the meeting adjournment proposal. The WWA Group board of directors unanimously recommends that you vote

“FOR” all of the proposals details above.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY MAIL OR BY ATTENDING THE

SPECIAL MEETING AND VOTING BY BALLOT. ALL AS DESCRIBED IN THE

ACCOMPANYING PROXY STATEMENT.

Please note that we intend to limit attendance at the special meeting to stockholders as of the record date

(or their authorized representatives). Should your shares be held by a broker, bank or other nominee,

please bring to the special meeting your account statement evidencing your beneficial ownership of

WWA Group common stock as of the record date. All stockholders should also bring photo identification.

Should you have any questions concerning the proxy statement of which this notice forms a part, would like additional copies or need help voting your shares, please contact Eric Montandon at (480) 505-0070.

By Order of the Board of Directors,

/s/ Eric Montandon

Eric Montandon, Chief Executive Officer

ii

Page

INVITATION TO THE SPECIAL MEETING OF STOCKHOLDERS

i

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS

ii

Table of Contents

iii

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

1

Questions and Answers About the Special Meeting and the Proposals

1

The Special Meeting

5

Summary Term Sheet For Proposal 1

8

Pro Forma Financial Data

13

Risk Factors

14

Cautionary Statement Concerning Forward-Looking Statements

18

Proposal 1 – Approval of the Share Exchange Agreement

19

Further Information Regarding Proposal 1

20

WWA Group, Inc.

23

Summit Digital, Inc.

30

Proposal 2 – Approval of an Amendment to Increase the Number of Authorized

45

Common Stock

Further Information Regarding Proposal 2

46

Proposal 3- Approval of Adjournment of Special Meeting

46

Further Information Regarding Proposal 3

47

Additional General Information

48

Where You Can Find More Information

49

WWA Group, Inc. – audited annual periods ended December 31, 2012 and 2011

F-1

Summit Digital, Inc. – audited annual periods ended December 31, 2012 and 2011

F-18

WWA Group, Inc. Pro Forma – unaudited annual periods ended December 31, 2012

F-28

Annex A - Share Exchange Agreement dated July 12, 2012

Annex B – Amendment to the Articles of Incorporation, as amended dated May___, 2013

iii

WWA GROUP, INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF

STOCKHOLDERS

INTRODUCTION

This proxy statement is furnished by WWA Group, Inc., in connection with the solicitation of proxies for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at 10 a.m., local time, on

May 10, 2013 at 700 Lavaca Street, Suite 1400, Austin, Texas 78701. This proxy statement is first being mailed to stockholders on or about March 25, 2013.

WWA GROUP, INC.’S BOARD OF DIRECTORS HAS PROPOSED THREE MATTERS TO

THE STOCKHOLDERS AND HAS SOLICITED THE PROXY FORM ATTACHED HERETO.

Unless we indicate otherwise or unless the context requires otherwise, all references in this proxy statement to “we,” “us,” “our,” or “WWA Group” are to WWA Group, Inc. and our subsidiaries; all references to “Summit Digital” are to Summit Digital, Inc., a wholly owned subsidiary of Summit

Digital Holdings, Inc. referenced hereto as “Summit Holdings”; and all references to the “Agreement”

are to the share exchange agreement, dated July 12, 2012, that will cause WWA Group to acquire 100%

of the outstanding ownership or right to ownership of Summit Digital in the event our stockholders approve the proposals offered hereby for consideration while all references to the “Amendment” are to the proposed amendment to our articles of incorporation to increase the number of our authorized common to two hundred and fifty million (250,000,000) common shares par value $0.001. All references to the “Adjournment” are to authorizing the WWA Group board of directors to adjourn the Special

Meeting to permit the further solicitation of proxies in the event there are not sufficient votes voted to approve or disapprove the Agreement and the Amendment.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE AGREEMENT

The following questions and answers are intended to address some commonly asked questions regarding the Special Meeting and the proposals presented. Note, these questions and answers may not address all of the questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement.

Q: Why am I receiving these materials?

A: You are receiving this proxy statement and the accompanying proxy card because you owned shares of our common stock at the close of business on March 19, 2013, the record date for the Special Meeting of stockholders. Our board of directors is providing these proxy materials to give you information for use in determining how to vote in connection with the matters to be considered at the Special Meeting.

Q: When and where is the special meeting?

A: The Special Meeting will take place on May 10, 2013 at 10 a.m., local time, at 700 Lavaca Street,

Suite 1400, Austin, Texas 78701.

Q: What is the proposed transaction?

A: Under the terms of the Agreement, upon completing the transaction contemplated by the Agreement,

Summit Digital will become a wholly owned subsidiary of WWA Group.

Q: What matters will be voted on at the Special Meeting?

We will ask you to consider and vote upon (1) a proposal to approve the Agreement that would cause

WWA Group to acquire Summit Digital; (2) a proposal to amend WWA Group’s articles of incorporation to increase the number of our authorized common stock from fifty million (50,000,000) common shares par value $0.001 to two hundred and fifty million (250,000,000) common shares par value $0.001; and

(3) a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the Special Meeting to approve or disapprove the Agreement and the Amendment.

Q: What vote is required to adopt the Agreement and the Amendment enabling us to acquire

Summit Digital?

A: Adoption of the Agreement and the Amendment requires the affirmative vote of a majority of the outstanding shares of our common stock.

Q: What vote is required for the Special Meeting Adjournment proposal?

A: Approval of the Special Meeting Adjournment proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting by the holders of shares represented in person or by proxy and entitled to vote on the proposal.

Q: What constitutes a quorum?

A: The presence at the Special Meeting, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote at any meeting of WWA Group stockholders shall constitute a quorum for the transaction of any business at such meeting. When a quorum is present to organize a meeting of

WWA Group stockholders, it is not broken by the subsequent withdrawal of any WWA Group stockholders. Abstentions and broker non-votes are considered as present for the purpose of determining the presence of a quorum.

Q: How does the WWA Group board of directors recommend that I vote?

A: Our board of directors, after considering various factors, recommends that our stockholders vote

“FOR” the adoption of the Agreement, thereby approving the acquisition of Summit Digital, “FOR” the adoption of the Amendment, thereby enabling the acquisition of Summit Digital, and “FOR” the adoption of the Adjournment. You should read “Proposal 1: Approval of the Share Exchange Agreement—Reasons

for Recommending the Agreement Proposal” beginning on page 20 of this proxy statement for a discussion of the factors that our board of directors considered in deciding to recommend the adoption of the Agreement.

Q: What is the difference between holding shares as a stockholder of record or as a beneficial owner?

A: Most of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•  Stockholder of Record. If your shares are registered directly in your name with our transfer agent,

Interwest Transfer Company, Inc., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote at the Special

Meeting. We have enclosed a proxy card for you to use.

•  Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Special Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares at the Special

Meeting, unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the Special Meeting. You should allow yourself enough time prior to the Special Meeting to obtain this proxy from the stockholder of record.

Q: How do I vote my shares of WWA Group common stock?

A: Before you vote, you should determine whether you hold your shares of our common stock directly in your name as a registered stockholder (which would mean that you are a “stockholder of record”) or through a broker, bank or other nominee, as this determination will determine the procedure that you must follow in order to vote. You are a registered holder if you hold your WWA Group common stock as a stockholder of record in certificate form or if you hold your WWA Group common stock in your name directly with our transfer agent, Interwest Transfer Company, Inc.

Q: If I hold my shares through a broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A: As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. Because a beneficial owner is not the stockholder of record, you may not vote these shares at the Special Meeting, unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the Special Meeting. If you hold your shares in street name through a broker, bank or other nominee and do not return the voting instruction card, the broker, bank or other nominee cannot vote on the particular matters. Under applicable rules,

brokers, banks and other nominees no longer have the discretion to vote on routine matters. The proposals in this proxy statement are non-routine matters, and brokers, banks and other nominees cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your broker, bank or nominee on how you wish to vote your shares.

Q: What happens if I return my proxy card but I do not indicate how to vote?

A: If you properly return your proxy card, but do not include instructions on how to vote, your shares of our common stock will be voted “FOR” the Agreement to acquire Summit Digital, “FOR” the

Amendment to increase our authorized common stock, and “FOR” the Adjournment proposal as deemed necessary by our board of directors. We do not currently intend to present any other proposals for consideration at the Special Meeting. If other proposals requiring a vote of stockholders are brought before the Special Meeting in a proper manner, the persons named in the enclosed proxy card, if properly authorized, will have discretion to vote the shares they represent in accordance with their best judgment.

Q: What happens if I abstain from voting on a proposal?

A: If you abstain from voting, it will have the same effect as a vote “AGAINST” the proposals to approve the Agreement and the Amendment but will have no effect on the Adjournment proposal.

Q: May I change my vote after I have mailed my signed proxy card or otherwise submitted my vote?

A: Yes. Even if you sign the proxy card or voting instruction card in the form accompanying this proxy statement, vote by telephone or vote via the Internet, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote at any time before it is exercised by giving written notice to our Corporate Secretary at WWA Group, Inc., 700 Lavaca Street, Suite 1400, Austin,

Texas 78701 Attention: Corporate Secretary, specifying such revocation. You may also change your vote by timely delivery of a valid, later-dated proxy, or by voting at the Special Meeting.

Q: What does it mean if I receive more than one set of materials?

A: This means you own shares of our common stock that are registered under different names. For example, you may own some shares directly as a stockholder of record and other shares through a broker or you may own shares through more than one broker. In these situations, you will receive multiple sets of proxy materials. You must complete, sign, date and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the proxy cards that you receive in order to vote all of the shares you own. Each proxy card you receive comes with its own prepaid return envelope;

if you vote by mail, make sure you return each proxy card in the return envelope that accompanies that proxy card.

Q: When do you expect the acquisition of Summit Digital to be completed?

A: The parties to the Agreement are working toward completing the acquisition as promptly as possible and expect to complete the transaction within ten (10) days of stockholder approval.

Q. Does Nevada have dissenters’ rights of appraisal?

A: Stockholders of Nevada domestic corporations that are owners of the acquiring corporation do not have dissenters’ rights of appraisal under the Nevada Revised Statutes.

Q: Who will count the votes?

A: The votes will be counted by the inspector of election appointed for the Special Meeting.

Q: Where can I find the voting results of the Special Meeting?

A: WWA Group intends to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission

(“Commission”) following the Special Meeting. All reports WWA Group files with the Commission are publicly available when filed. See “Where Stockholders Can Find More Information” beginning on page

49 of this proxy statement.

THE SPECIAL MEETING

General

The enclosed proxy is solicited on behalf of our board of directors for use at a Special Meeting of stockholders to be held on May 10, 2013, at 10.a.m. local time, at 700 Lavaca Street, Suite 1400, Austin,

Texas 78701, or at any adjournments or postponements of the Special Meeting, for the purposes set forth in this proxy statement and in the accompanying notice of Special Meeting. We intend to mail this proxy statement and the accompanying proxy card on or about March 25, 2013 to all stockholders entitled to vote at the Special Meeting.

At the Special Meeting, stockholders will be asked to consider and vote upon proposals to:

1.    Adopt the Agreement, which provides for the acquisition of Summit Digital by WWA Group through the exchange of ninety nine million (99,000,000) common shares of WWA Group for

100% of the ownership of Summit Digital; and

2.    Adopt the Amendment that would permit us to increase the number of authorized common shares available for issuance from 50,000,000 common shares, par value $0.001 to 250,000,000 common shares, par value $0.001 to facilitate the acquisition of Summit Digital; and

3.    Adopt the Adjournment if necessary or appropriate in the view of the WWA Group board of directors, to permit further solicitation of proxies if there are not sufficient votes at the time of the

Special Meeting to adopt the Agreement and the Amendment.

Recommendations of Our Board of Directors

The WWA Group board of directors, after considering various factors, determined that the Agreement and transactions contemplated thereby, including the acquisition of Summit Digital, are advisable, fair to and in the best interests of WWA Group and its stockholders. Certain factors considered by the WWA

Group board of directors in reaching its decision to approve the Agreement can be found in the section entitled “Proposal 1: Adoption of the Share Exchange Agreement—Reasons for Recommending the

Agreement Proposal” beginning on page 20 of this proxy statement.

Record Date and Voting Information

Holders of record of our common stock at the close of business on March 19, 2013, the record date for the

Special Meeting, are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. At the close of business on the record date, 23,841,922 shares of our common stock were outstanding and entitled to vote. A list of stockholders will be available for review at our executive offices located at 700 Lavaca Street, Suite 1400, Austin, Texas 78701 during ordinary business hours from May 1, 2013 through and including the date of the Special Meeting and will be available for review at the Special Meeting or any adjournment or postponement thereof.

Each holder of record of our common stock on the record date will be entitled to one vote for each share held as of the record date on each matter submitted to stockholders for approval at the Special Meeting.

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Brokers, banks or other nominees who hold shares in “street name” for clients typically have the authority to vote on

“routine” proposals when they have not received instructions from beneficial owners. Absent specific instructions from the beneficial owner of the shares, however, brokers, banks or other nominees are not allowed to exercise their voting discretion with respect to the approval of non-routine matters, such as are presented here. Proxies submitted without a vote by brokers, banks or other nominees on these matters are referred to as “broker non-votes” and are discussed in greater detail below.

Quorum

The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at any meeting of WWA Group stockholders shall constitute a quorum for the transaction of any business at such meeting. When a quorum is once present to organize a meeting of

WWA Group stockholders, it is not broken by the subsequent withdrawal of any WWA Group stockholders. Abstentions and broker non-votes are considered as present for the purpose of determining the presence of a quorum.

Required Vote; Effect of Abstentions and Broker Non-Votes

Adoption of the Agreement and the Amendment requires the affirmative vote of a majority of the outstanding shares of WWA Group common stock. Approval of the Adjournment requires the affirmative vote of a majority of the votes cast at the Special Meeting by the holders of shares represented in person or by proxy and entitled to vote on the proposal.

Abstentions and broker non-votes will be counted as present in determining whether the quorum requirement is satisfied. A broker non-vote occurs when a bank or broker holding shares of a beneficial stockholder does not vote on a particular proposal because it has not received instructions from the beneficial stockholder and the bank or broker does not have discretionary voting power for that particular item. Since under the Nevada Revised Statutes, the adoption of the Agreement and the Amendment requires the affirmative vote of a majority of the outstanding shares of WWA Group common stock,

abstentions and broker non-votes will have the same effect as a vote “AGAINST” the adoption of the

Agreement or the adoption of the Amendment. Abstentions and broker non-votes will have no effect on the Adjournment proposal. If the Special Meeting is adjourned or postponed for any reason, and the record date remains unchanged, at any subsequent reconvening of the Special Meeting, all proxies will be voted in the same manner as they would have been voted at the original convening of the Special

Meeting, except for any proxies that have been revoked or withdrawn.

Voting by Stockholders

After carefully reading and considering the information contained in this proxy statement, each stockholder of record of our common stock should vote by mail or by attending the Special Meeting and voting by ballot, according to the instructions described below.

Voting Methods

     Via Mail—If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card to us at WWA Group Vote Processing, c/o Eric Montandon.

     At the Special Meeting—Stockholders of record can vote at the Special Meeting.

If your shares are held in “street name” through a broker, bank or other nominee, you have the right to direct your broker, bank or other nominee on how to vote your shares. Because a beneficial owner is not the stockholder of record, you may not vote these shares at the special meeting, unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares giving you the right to vote the shares at the Special Meeting.

Proxies received at any time before the Special Meeting and not revoked or superseded before being voted will be voted at the Special Meeting. If the proxy indicates a specification, it will be voted in accordance with the specification. If no specification is indicated, the proxy will be voted “FOR” the adoption of the Agreement, “FOR” the approval of the Amendment, and “FOR” the approval of the

Adjournment proposal. A properly executed proxy gives the persons named as proxies on the proxy card authority to vote in their discretion with respect to any other business that may properly come before the meeting or any adjournment or postponement of the meeting.

Revocation of Proxies

WWA Group stockholders retain the power to revoke their proxy or change their vote, even if they sign the proxy card or voting instruction card in the form accompanying this proxy statement. WWA Group stockholders can revoke their proxy or change their vote at any time before it is exercised by giving written notice to our Corporate Secretary at WWA Group, Inc., 700 Lavaca Street, Suite 1400, Austin,

Texas 78701 Attention: Corporate Secretary, specifying such revocation. WWA Group stockholders may also change their vote by timely delivery of a valid, later-dated proxy or at the Special Meeting.

Expenses of Proxy Solicitation

This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors. Expenses incurred in connection with printing and mailing of this proxy statement and in connection with notices or other filings with any governmental entities under any laws shall be paid for by WWA Group. Copies of solicitation materials will also be furnished to banks, brokerage houses,

fiduciaries and custodians holding in their respective names shares of our common stock, beneficially owned by others, to forward to these beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to the beneficial owners. In addition to the solicitation of proxies by mail, solicitation may be made personally,

by telephone and by fax, and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. In addition to solicitation by the use of the mails, proxies may be solicited by our directors, officers and employees in person or by telephone, e-mail or other means of communication. No additional compensation will be paid to our directors, officers or employees for their services.

Adjournments or Postponement

Although an adjournment of the Special Meeting is not expected to be required, if the Adjournment proposal is approved, the Special Meeting may be adjourned for the purpose of soliciting additional proxies to approve or disapprove the proposal to adopt the Agreement and the Amendment. If a quorum exists, then the chairman or a vote by a majority of the shares casting votes, excluding abstentions, at the

Special Meeting may adjourn the meeting. Alternatively, if no quorum exists, the holders of a majority of the shares of stock present in person or represented by proxy at the Special Meeting may adjourn the meeting.

Any adjournment may be made without notice, other than by an announcement made at the Special

Meeting, unless the adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the adjourned Special Meeting.

At any time prior to convening the Special Meeting, our board of directors may postpone the Special

Meeting for any reason without the approval of our stockholders. If postponed, we will provide at least 10 days’ notice of the new meeting date. Although it is not currently expected, our board of directors may postpone the Special Meeting for the purposes of soliciting additional proxies if it concludes that by the meeting date it is reasonably likely that we will not have received sufficient proxies to constitute a quorum or sufficient votes to approve the proposals presented to stockholders. Similar to adjournments,

any postponement of the Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to their use. If the

Special Meeting is adjourned or postponed and the record date remains unchanged, unrevoked proxies will continue to be effective for purposes of voting on the new meeting date.

Attending the Special Meeting

In order to attend the Special Meeting in person, you must be any of the following: a stockholder of record on the record date, a beneficial owner (and have your account statement evidencing your beneficial ownership of WWA Group common stock as of the record date), a holder of a valid proxy from a stockholder of record, or an invited guest of WWA Group. You will be asked to provide photo identification at the registration desk on the day of the Special Meeting or any adjournment or postponement of the Special Meeting.

SUMMARY TERM SHEET FOR PROPOSAL 1

This summary highlights selected information from this proxy statement related to the proposed acquisition of Summit Digital and may not contain all of the information that is important to you. To understand the transaction fully, and for a more complete description of the terms of the acquisition, you should carefully read this entire proxy statement, including the Agreement and the annexes attached hereto. We have included page references in this summary to direct you to the appropriate place in this proxy statement and the annexes for a more complete description of the topics presented.

CONTACT INFORMATION

WWA Group, Inc.

Summit Digital Holdings, Inc.

Attn: Eric Montandon, Chief Executive Officer

Attn: Tom Nix, President

700 Lavaca Street, Suite 1400

13854 Lakeside Circle, Suite 248

Austin, Texas 78701

Sterling Heights, Michigan 48313

Telephone: (480) 505-0070

Telephone (231) 825-2500

Email: eric@wwagroup.com

Email: info@summitdigital.us

BUSINESS CONDUCTED

Proposal 1 asks that our stockholders consider the prospective acquisition of Summit Digital pursuant to the terms and conditions of the Agreement.

WWA Group, Inc. (page 23)

WWA Group was incorporated in Nevada on November 26, 1996, as “Conceptual Technologies, Inc.” On

April 9, 1998, the company’s name changed to “NovaMed, Inc.” to reflect the acquisition of a medical device manufacturer and retailer. The medical device business was abandoned in October of 2000. On

August 8, 2003, the company acquired World Wide Auctioneers, Ltd. (“World Wide”) a British Virgin

Island registered company and changed our name to “WWA Group, Inc.” On October 31, 2010, WWA

Group sold World Wide to Seven International Holdings, Ltd., a Hong Kong based investment company,

for its assumption of the assets and liabilities of the World Wide subject to certain exceptions.

WWA Group’s current operations are focused around the marketing and sale of “Wing Houses” in North

America, the Middle East and parts of South-East Asia as a distributor pursuant to an agreement with the manufacturer. The units are marketed as mobile offices or living space that fold into a standard container with all ISO fittings in place for easy transport. Wing Houses can be placed anywhere with a swing lift and opened into 80 square meters of a living or working environment within four to five hours for a wide range of applications, including

     Living space

     Office space

     On site showrooms

     Restaurants

     Worker accommodation

     Forward operations base.

WWA Group owns and operates the www.winghouses.com web site with the permission of the manufacturer from which it generates leads. A video of our Wing Houses available on You Tube has in addition generated more than 15,000 viewings to date. Although WWA Group is yet to conclude a sale of a Wing House, it has generated over one hundred leads since April and issued several quotations, and it expects to issue formal invoices and realize sales of the Wing Houses in the near future.

Summit Digital (page 30)

Summit Digital is focused on acquiring existing underutilized cable systems in rural, semi-rural and gated community markets, aggregating them into a single multi-system operator structure and creating growth by upgrading management, improving efficiency, cutting costs, and fully exploiting the opportunities presented by bundling multiple services such as basic TV, premium TV, pay-per-view, broadband

Internet, and voice telephony.  These bundled service packages have become the industry standard in major urban markets served by major cable providers, but systems in Summit Digital’s target market typically lag behind in adopting them, offering a substantial opportunity to increase penetration and per-

customer revenue by offering these comprehensive service packages.  Summit Digital may at times build new cable systems or wireless infrastructure to serve areas where no infrastructure is in place, but the primary intent is to acquire underutilized existing systems.

Proposal 1.  Approval of the Share Exchange Agreement (page 19)

On July 12, 2012 the board of directors of WWA Group approved the execution of the Agreement and determined that our stockholders should consider whether to approve the acquisition of Summit Digital subject to the given terms and conditions provided. The consummation of the Agreement would cause

WWA Group to acquire Summit Digital as a wholly owned subsidiary, which subsidiary would continue to focus on acquiring existing underutilized cable systems in rural, semi-rural and gated community markets.

The Reasons for Recommending the Agreement (page 20)

WWA Group’s board of directors believes that the growth prospects for Summit Digital within the cable industry are tremendous when considering the focus on underserved rural communicates and cable systems. The prospective value attached to the expansion of Summit Digital’s business qualifies the prospective acquisition of Summit Digital by WWA Group as a suitable business opportunity that might generate stockholder value through complimenting our existing businesses.

The Share Exchange Agreement (page 19 and Annex A)

Subject to the terms and conditions of the Agreement, WWA Group will acquire 100% of Summit Digital from Summit Holdings, subject to stockholder approval. The Agreement requires that WWA Group issue ninety nine million (99,000,000) shares of its common stock to Summit Holdings in exchange for the acquisition of Summit Digital as a wholly owned subsidiary and the appointment of two new members to the WWA Group board of directors nominated by Summit Holdings. The Agreement also requires that on the appointment of two new members to the WWA Group board of directors that one of the existing members resign from his position as a director of WWA Group.

Closing of the Agreement (page 21)

The closing of the Agreement is expected to take place on or after May 20, 2013, at our offices subject to stockholder approval and the filing of an amendment to the WWA Group articles of incorporation with the Nevada Secretary of State to increase our authorized share capital.

Conditions Precedent to the Closing of the Agreement (page 21)

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions, including the following:

     Stockholder approval of the terms and conditions of the Agreement and the Amendment;

     The WWA Group board of directors appointing Tom Nix and Stephen Spencer to the board of directors of WWA Group at closing;

     The resignation Digamber Naswa as a director of WWA Group at closing;

     Summit Holding’s waiver of all long term debt owed by Summit Digital to Summit Holdings as of June 30, 2012;

     The representations and warranties of WWA Group made in the Agreement must be, in all material respects, accurate at closing;

     The representations and warranties of Summit Holdings and Summit Digital made in the

Agreement must be, in all material respects, accurate at closing;

     The delivery of a share certificate representing 99,000,000 shares of WWA Group’s common stock to Summit Holdings; and

     The delivery of a share certificate representing one hundred percent (100%) ownership of Summit

Digital to WWA Group.

     An amendment to WWA Groups articles of incorporation filed with the Nevada Secretary of

State to increase the number of authorized common shares to two hundred and fifty million

(250,000,000) par value $0.001.

Representations and Warranties within the Agreement (page 21)

WWA Group, Summit Digital, and Summit Holdings provide a number of representations and warranties within the Agreement.

Interests of Our Executive Officers and Directors in the Agreement  (page 22)

Our executive officer and directors, as stockholders, have a similar interest to their fellow WWA Group stockholders in the proposed acquisition of Summit Digital.

Change of Control (page 22)

In the event that our stockholders approve the acquisition of Summit Digital, our current stockholders’

interest in WWA Group would be diluted by the issuance of 99,000,000 shares of our common stock to

Summit Holdings. The resultant dilution of current stockholders interests would constitute a change of control since WWA Group’s current stockholders would retain approximately 19.4% of the outstanding common shares while Summit Holdings would retain approximately 80.6% of the outstanding shares of

WWA Group. Further, the Agreement stipulates that the closing of the transaction would require the appointment of two new directors nominated by the management of Summit Holdings and the resignation of one of our directors.

The Consideration Offered To Stockholders (page 22)

There is no consideration to be offered to stockholders in connection with any of the proposals offered for consideration.

The Vote Required For Approval of the Proposals (page 22)

When a quorum is present, the voting requirement to approve the proposal to acquire Summit Digital and amend our articles of incorporation to increase our authorized common stock is the affirmative vote of a simple majority of the shares entitled to vote on the matters that are presented at the Special Meeting. The voting requirement to pass the adjournment of the Special Meeting proposal requires the approval of a majority of the votes represented in person or by proxy at the Special Meeting and entitled to vote on the meeting adjournment proposal.

Material Differences In The Rights Of Security Holders As A Result Of The Acquisition Of Summit

Digital (page 22)

There will be no material differences in the rights of our security holders as a result of the acquisition of

Summit Digital in the event our stockholders approve the transaction.

Accounting Treatment For The Agreement (page 23)

The prospective acquisition of Summit Digital on obtaining stockholder approval will be accounted for as a reverse acquisition or recapitalization by Summit Digital of WWA Group in accordance with U.S.

generally accepted accounting principles.

The Federal Income Tax Consequences Of The Agreement (page 23)

Should WWA Group’s stockholders approve the acquisition of Summit Digital its stockholders would not recognize a gain or loss as a result. The adoption of the Agreement would also not affect the adjusted bases and holding periods of the shares of our common stock held by our current stockholders.  Further,

WWA Group would not recognize any gain or loss as a result of the acquisition as the valuation of

Summit Digital’s shares would be deemed equivalent to the valuation of WWA Group’s shares.

Regulatory Approvals (page 23)

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with the proposed acquisition of Summit Digital.

Reports, Opinions Appraisals (page 23)

We have not obtained any reports, opinions, or appraisals in connection with our intended acquisition of

Summit Digital.

Past Contracts, Transactions or Negotiations (page 23)

There are no past contracts, transactions or negotiations in connection with our acquisition of Summit

Digital other than those had in connection with the execution of the Agreement dated July 12, 2012.

PRO FORMA FINANCIAL DATA

The following is a summary of unaudited, pro forma, consolidated, financial data for the periods ended as of December 31, 2012 for WWA Group and Summit Digital. This summary of pro forma financial data is based on pro forma financial data attached hereto. For accounting purposes, the prospective acquisition is treated as a reverse acquisition. The pro forma balance sheet and pro forma statement of operations is presented as if the acquisition had occurred on December 31, 2012. The pro forma financial data is presented for informational purposes and is not necessarily indicative of either the future results of operations or the results of operations that would have occurred if the acquisition had been consummated on any date. You should read the following pro forma financial data along with other financial information contained elsewhere in this proxy statement.

Summary Unaudited Consolidated Pro Forma Balance Sheets at December 31, 2012

December 31, 2012

Cash

$

20,262

Receivables, net

42,605

Other Current Assets

18,760

Property and Equipment, net

169,256

Total Assets

250,883

Accounts Payable

130,498

Accrued Expenses

18,234

Long Term Debt

137,253

Common Stock

122,842

Additional Paid in Capital

(121,976)

Retained Earnings

(35,968)

Total Liabilities and Shareholder Equity

$

250,883

Summary Unaudited Consolidated Pro Forma Statements of Operations for the

Year Ended December 31, 2012

December 31, 2012

Net Revenues

$

490,382

Cost of Goods Sold

273,300

Gross Income

217,082

Operating Expenses

355,767

Loss from Operations

(138,685)

Other income (expense)

Gain on equity investment

105,168

Other income

158,638

Total Other income

263,806

Income before provision for income tax

125,121

Net income

$

125,121

RISK FACTORS

Risks Relating to WWA Group’s acquisition of Summit Digital

Summit Digital will face competition that may reduce its market share and harm its financial performance.

There is substantial competition in the communications industry.  The traditional dividing lines between long-distance telephone service, local access telephone service, wireless telephone service, Internet services and video services are increasingly becoming blurred. Through mergers and various service integration strategies, major providers are striving to provide integrated communications services offerings within and across geographic markets. Summit Digital faces increasing video services competition from DBS providers and expects competition to increase as a result of the rapid development of new technologies, services and products. Summit Digital cannot predict which of many possible future technologies, products or services will be important to maintain its competitive position or what expenditures will be required to develop and provide these technologies, products or services. Summit

Digital’s ability to compete successfully will depend on marketing and on its ability to anticipate and respond to various competitive factors affecting the industry, including new services that may be introduced, changes in consumer preferences, economic conditions and pricing strategies by competitors.

To the extent Summit Digital does not keep pace with technological advances or fail to timely respond to changes in competitive factors in its industry and in its markets, Summit Digital could lose market share or experience a decline in our revenue and net income. Competitive conditions create a risk of market share loss and the risk that customers shift to less profitable lower margin services. Competitive pressures also create challenges for Summit Digital’s ability to grow new businesses or introduce new services successfully and execute its business plan. Each of Summit Digital’s business segments also face the risk of potential price cuts by their respective competitors that could materially adversely affect each segments market share and gross margins.

Summit Digital’s business is subject to extensive governmental legislation and regulation, changes to which could adversely affect its business, financial position, results of operations or liquidity.

Video Services. The cable television industry is subject to extensive regulation at various levels, and many aspects of such regulation are currently the subject of judicial proceedings and administrative or legislative proposals. The law permits certified local franchising authorities to order refunds of rates paid in the previous 12-month period determined to be in excess of the reasonable rates. It is possible that rate reductions or refunds of previously collected fees may be required of Summit Digital in the future.

Other existing federal regulations, currently the subject of judicial, legislative, and administrative review,

could change, in varying degrees, the manner in which cable television systems operate. Neither the outcome of these proceedings nor their impact upon the cable television industry in general, or on Summit

Digital’s activities and prospects in the cable television business in particular, can be predicted at this time. There can be no assurance that future regulatory actions taken by Congress, the Federal

Communication Commission (FCC) or other federal, state or local government authorities will not have a material adverse effect on Summit Digital’s business, financial position, results of operations or liquidity.

Proposals may be made before Congress and the FCC to mandate Cable operators provide “open access”

over their Cable systems to Internet service providers. The FCC has of yet declined to impose such requirements. If the FCC or other authorities mandate additional access to Summit Digital’s cable systems, it cannot predict the effect that this would have on Summit Digital’s Internet service offerings.

Internet Services. Changes in the regulatory environment relating to the Internet access market, including changes in legislation, FCC regulation, judicial action or local regulation that affect communications costs or increase competition from the ILEC or other communications services providers, could adversely affect the prices at which Summit Digital sells Internet services. Legislative or regulatory proposals under the banner of “net neutrality”, if adopted, could interfere with Summit Digital’s ability to reasonably manage and invest in its broadband network, and could adversely affect the manner and price of providing service.

Failure to complete development, testing and deployment of new technology that supports new services could affect Summit Digital’s ability to compete in the industry.  In addition, the technology Summit

Digital uses may place it at a competitive disadvantage.

Summit Digital develops, tests and deploys various new technologies and support systems intended to enhance its competitiveness by both supporting new services and features and reducing the costs associated with providing those services or features.  Successful development and implementation of technology upgrades depend, in part, on the willingness of third parties to develop new applications in a timely manner.  Summit Digital may not successfully complete the development and rollout of new technology and related features or services in a timely manner, and such features or services may not be widely accepted by its customers or may not be profitable, in which case Summit Digital could not recover its investment in the technology.  Deployment of technology supporting new service offerings may also adversely affect the performance or reliability of Summit Digital’s networks with respect to both new and existing services.  Any resulting customer dissatisfaction could affect Summit Digital’s ability to retain customers and might have an adverse effect on its financial position, results of operations, or liquidity.

Unfavorable general economic conditions in the United States could have a material adverse effect on

Summit Digital financial position, results of operations and liquidity.

Unfavorable general economic conditions, including the current recession in the United States and the recent financial crisis affecting the banking system and financial markets, could negatively affect Summit

Digital’s business.  While it is often difficult for Summit Digital to predict the impact of general economic conditions on its business, these conditions could adversely affect the affordability of and consumer demand for some of its products and services and could cause customers to shift to lower priced products and services or to delay or forgo purchases of Summit Digital’s products and services.  One or more of these circumstances could cause Summit Digital’s revenue to decline.  Also, Summit Digital’s customers may not be able to obtain adequate access to credit, which could affect their ability to make timely payments.  If that were to occur, Summit Digital could be required to increase its allowance for doubtful accounts, and the number of days outstanding for its accounts receivable could increase.  For these reasons, among others, if the current economic conditions persist or decline, this could adversely affect Summit Digital’s financial position, results of operations, or liquidity, as well as its ability to service debt, pay other obligations and produce shareholder returns.

Summit Digital’s businesses are currently in geographically concentrated areas. Any deterioration in the economic conditions in these areas could have a material adverse effect on its financial position,

results of operations and liquidity.

Summit Digital offers data and video services to customers in limited geographic areas. Due to this geographic concentration, Summit Digital’s growth and operations depend upon economic conditions in these areas. Any deterioration in these conditions could have an adverse impact on the demand for communication and Cable television services and on Summit Digital’s results of operations and financial condition.

Prolonged service interruptions could affect Summit Digital’s business.

Summit Digital relies heavily on its network equipment, communications providers, data and software to support all of its functions. Summit Digital relies on its networks and the networks of others for substantially all of its revenues. Summit Digital is able to deliver services only to the extent that it can protect its network systems against damage from power or communication failures, computer viruses,

natural disasters, unauthorized access and other disruptions. While Summit Digital endeavors to provide for failures in the network by providing back-up systems and procedures, it cannot guarantee that these back-up systems and procedures will operate satisfactorily in an emergency. Should Summit Digital experience a prolonged failure, it could seriously jeopardize its ability to continue operations. In particular, should a significant service interruption occur, Summit Digital’s ongoing customers may choose a different provider, and its reputation may be damaged, reducing attractiveness to new customers.

To the extent that any disruption or security breach results in a loss or damage to Summit Digital’s customers’ data or applications, or inappropriate disclosure of confidential information, it may incur liability and suffer from adverse publicity. In addition, Summit Digital may incur additional costs to remedy the damage caused by these disruptions or security breaches.

Summit Digital may not be able to successfully complete integration of the businesses it intends to acquire.

Summit Digital’s business model relies heavily on the acquisition of existing Cable networks serving rural, semi rural, and gated communities.  Summit Digital can offer no assurance that it will find suitable candidates for acquisition or that these candidates will accept proposed terms of acquisition, or that

Summit Digital will be able to successfully integrate new acquisitions into its business. The diversion of management’s attention and any delays or difficulties encountered in connection with the integration of the acquired companies’ operations may have an adverse effect on Summit Digital’s business, financial condition, or results of operations.  Summit Digital may also incur additional and unforeseen expenses in connection with the integration efforts.  There can be no assurance that the expense savings and synergies that Summit Digital anticipates from acquisitions will be realized fully or will be realized within the expected timeframe.

Summit Digital depends on a limited number of third-party vendors to supply communications equipment. If Summit Digital does not obtain the necessary communications equipment, it will not be able to meet the needs of its customers.

Summit Digital depends on a limited number of third-party vendors to supply Cable, Internet, and other equipment. If Summit Digital providers of this equipment are unable to timely supply the equipment necessary to meet its needs or provide them at an acceptable cost, it may not be able to satisfy demand for its services and competitors may fulfill this demand.  Summit Digital’s vendors may not succeed in developing sufficient market penetration to sustain continuing production and may fail. Vendor bankruptcy (or acquisition without continuing product support by the acquiring company) may require

Summit Digital to replace technology before its otherwise useful end of life due to lack of on-going vendor support and product development.

Summit Digital will require a significant amount of cash to complete its planned cable system expansion, complete acquisitions and to meet other obligations.

Summit Digital’s ability to generate cash depends on many factors beyond its control. If Summit Digital is unable to meet its future capital needs it may be necessary for it to curtail, delay or abandon business growth plans. If Summit Digital incurs significant additional indebtedness to fund its plans, it could cause a decline in Summit Digital’s credit rating and could increase its borrowing costs or limit its ability to raise additional capital. Summit Digital will continue to require a significant amount of cash for our planned wireless network expansion, to satisfy its debt service requirements and to meet other obligations.  To meet Summit Digital’s capital needs it may incur additional debt in the future.  Summit

Digital’s ability to make payments on and to refinance its debt and to fund planned capital expenditures and acquisitions will depend on its ability to generate cash and to arrange additional financing in the future. These abilities are subject to, among other factors, Summit Digital’s credit rating, its financial performance, general economic conditions, prevailing market conditions, the state of competition in its market, the outcome of certain legislative and regulatory issues and other factors that may be beyond its control. Summit Digital’s ability to obtain suitable financing when needed has become more difficult due to the downturn in economic conditions and its failure to obtain suitable financing could, among other things, result in its inability to continue to expand its business and meet competitive challenges.  If

Summit Digital incurs significant additional indebtedness, or if it does not continue to generate sufficient cash from its operations, Summit Digital’s credit rating could be adversely affected, which would likely increase its future borrowing costs and could affect its ability to access capital.

The acquisition of Summit Digital will result in dilution to our current stockholders’ voting power and ownership percentages.

The issuance of shares of our capital stock for the purpose of consummating the acquisition of Summit would dilute the voting power and ownership percentage of our existing stockholders. The Agreement would require us to issue a total of 99,000,000 shares of our common stock at closing, resulting in a dilution of approximately 80% to our current stockholders.

Summit Digital’s limited operating history; anticipated losses; uncertainly of future results.

Since Summit Digital has only recently commenced business operations there is limited information on which to adequately evaluate its business and future prospects. Therefore, Summit Digital’ future prospects should be considered with a view to the risks encountered by a company in an early stage of development, particularly in light of the uncertainties relating to customer acceptance of those services offered. Summit Digital will continue to incur costs to develop its services, to establish marketing relationships, and to build its administrative organization. We can offer no certainty that Summit Digital will be profitable on a quarterly or annual basis. In addition, as Summit Digital expands its business network and marketing operations it will likely need to increase its operating expenses to broaden customer support capabilities and increase administrative resources. To the extent that such increased expenses are not supported by commensurate revenues, Summit Digital’s business, results of operations and financial condition would be adversely affected.

Summit Digital has a historical record of losses which may continue.

Summit Digital reported operating losses for the fiscal year ended December 31, 2011 of $8,411 and for the fiscal year ended December 31, 2011 of $48,537. The historical record indicates that Summit Digital has not realized sufficient revenue from its efforts to provide it with any certainty that net revenue is forthcoming or that net revenue will be sufficient to support operations. Should Summit Digital continue to incur losses it would be unable to meet its working capital requirements which inability would stifle operations.

Need for additional financing.

Summit Digital has had limited revenue from operations and is not able to meet operating costs. As such,

WWA Group would need to raise capital within the next twelve months to implement Summit Digital’s plan of operation. However, there can be no assurance that WWA Group would be able to raise the required capital or that any capital raised would be obtained on favourable terms. Failure to obtain adequate capital would significantly curtail our business.

Dependence on key personnel.

Summit Digital’s performance and operating results are substantially dependent on the continued service and performance of its managers, officers, and directors. Summit Digital intends to hire additional managerial personnel as they move forward with their business model. Competition for such personnel is intense, and there can be no assurance that Summit Digital can retain its key management employees, or that it will be able to attract or retain highly qualified technical personnel in the future. The loss of the services of key managerial and engineering personnel or the inability to attract and retain the necessary management personnel could have a material adverse effect upon its business.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

Statements contained in this proxy statement, with the exception of historical facts, are forward-looking statements. Forward-looking statements reflect our current expectations and beliefs regarding our future results of operations, performance, and achievements. These statements are subject to risks and uncertainties and are based upon assumptions and beliefs that may or may not materialize. These statements include, but are not limited to, statements concerning:

      our anticipated financial performance;

      uncertainties related to the business of Summit Digital;

      our ability to generate sufficient revenue to maintain operations on the acquisition of Summit

Digital;

      our ability to raise additional capital to fund operations and the expansion plans of Summit Digital;

      the volatility of the stock market; and

      general economic conditions.

In some cases, you can identify forward-looking statements by terminology such as “may”, “should”,

“intends”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, or “continue”

or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors. We wish to advise readers not to place any undue reliance on the forward-looking statements contained in this proxy statement, which reflect our beliefs and expectations only as of the date of this proxy statement. We assume no obligation to update or revise these forward-looking statements to reflect new events or circumstances or any changes in our beliefs or expectations, other that is required by law.

PROPOSAL 1

APPROVAL OF THE SHARE EXCHANGE AGREEMENT

Proposal 1 concerns WWA Group’s proposed acquisition of Summit Digital.

On July 12, 2012, our board of directors approved the execution of the Agreement with Summit Holdings,

Inc, subject to stockholder approval, that would cause us to acquire Summit Digital as a wholly owned subsidiary. We believe that the acquisition of Summit Digital will bring value to our stockholders.

If this proposal is approved by our stockholders at the Special Meeting, WWA Group will close the

Agreement with Summit Digital by issuing 99,000,000 shares of common stock, par value $0.001, to

Summit Holdings, in exchange for 100% of the shares of Summit Digital.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting, assuming a quorum is present. Approval of the

Agreement also requires the approval of Proposal 2 without which WWA Group would not be able to acquire Summit Digital. Broker non-votes are counted solely for the purpose of determining a quorum.

Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVING

THE SHARE EXCHANGE AGREEMENT.

FURTHER INFORMATION REGARDING PROPOSAL 1

REASONS FOR RECOMMENDING THE SHARE EXCHANGE AGREEMENT PROPOSAL

On July 12, 2012, our board of directors executed a written resolution authorizing and recommending that

WWA Group’s stockholders approve the acquisition of Summit Digital subject to the given terms and conditions of the Agreement.

Since disposing of its equipment auction business in 2010 WWA Group has sought to add to its remaining businesses. Management of WWA Group determined that Summit Digital would be a suitable addition after considering a variety of factors, including the following:

     WWA Group’s growth strategy is based on the acquisition of existing businesses to supplement current operations;

     information with respect to WWA Group’s financial condition, results of operations, business,

and competitive position, on both an historical and prospective basis, as well as current industry,

economic and market conditions and trends;

     information with respect to Summit Digital’s financial condition, results of operations, business,

and competitive position, on both an historical and prospective basis, as well as current industry,

economic and market conditions and trends;

     the risks and uncertainties associated with maintain WWA Group’s current operations without existing revenue streams;

     the general risks of market conditions that affect the price of WWA Group’s stock (including but not limited to, factors and events impacting the regulatory environment, general business and economic conditions); and

     the fact that the Agreement and Amendment are subject to stockholder approval;

After considering the foregoing factors, the WWA Group board of directors concluded that the potentially positive factors related to the Agreement substantially outweighed the potentially negative factors.

The foregoing discussion of the information and factors considered by WWA Group’s board of directors is not exhaustive but intended to reflect the material factors weighed in its consideration of the prospective acquisition of Summit Digital and is forward-looking in nature. The information should be read in light of the factors described under the section “Cautionary Statement Concerning Forward-

Looking Statements” found on page 18 of this proxy statement.

We have issued no securities in connection with the intended acquisition of Summit Digital. Should our stockholders approve Proposals 1 and 2 presented in this proxy statement, the consummation of the acquisition of Summit Digital would result in an immediate dilution of approximately 80.6% to our existing stockholders.

Closing of the Agreement

In the event that the acquisition of Summit Digital is approved by our stockholders, the closing of the

Agreement will take place as soon as is practicable at the offices of WWA Group, following the Special

Meeting. Stockholder approval would cause us to file the Amendment with the Nevada Secretary of State to increase the number of authorized common shares available for issuance. The increase in authorized shares must be filed with the Nevada Secretary of State prior to closing the Agreement as WWA Group does not currently have sufficient common shares to complete the transaction. We expect the filing with the Nevada Secretary of State to take no more than ten days subsequent to stockholder approval.

Accordingly, we expect that the Agreement will be closed at our offices on or about May 20, 2013.

Conditions Precedent to Closing the Agreement

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions, including the following:

     stockholders of WWA Group approving that Agreement and the Amendment;

     WWA Group appointing Tom Nix and Stephen Spencer to the board of directors at closing;

     the resignation of Digamber Naswa from the board of directors;

     the waiver of all long term debt owed by Summit Digital to Summit Holdings as of June 30,

2102;

     the representations and warranties of WWA Group made in the Agreement must be, in all material respects, accurate at closing;

     the representations and warranties of Summit Holdings and Summit Digital made in the

Agreement must be, in all material respects, accurate at closing;

     the compliance of WWA Group, in all material respects, with the conditions required by the

Agreement;

     the compliance of Summit Holdings and Summit Digital, in all material respects, with the conditions required by the Agreement;

     the absence of governmental restraint or litigation which challenges the validity of the

Agreement;

     the delivery of a share certificate representing 99,000,000 shares of WWA Group’s common stock to Summit Holdings;

     the delivery of a share certificate representing 100 shares or 100% of the outstanding ownership of Summit Digital’s common stock to WWA Group; and

     An amendment to WWA Groups articles of incorporation filed with the Nevada Secretary of

State to increase the number of authorized common shares to two hundred and fifty million

(250,000,000) par value $0.001.

Representations and Warranties within the Agreement

WWA Group, Summit Holdings and Summit Digital represent and warrant a number of conditions within the Agreement, including the following:

   all of the parties have the requisite authority to execute the Agreement;

   no parties have any legal conflicts;

   Summit Digital is in compliance with its state filings and licenses;

   WWA Group is in compliance with its filings with the Commission; and

   WWA Group and Summit Digital will go about their business in an ordinary fashion until the anticipated closing of the Agreement.

Interests of Our Executive Officer and Directors in the Agreement

Our executive officers and directors, as stockholders of WWA Group, have similar interests to their fellow stockholders in connection with the prospective acquisition of Summit Digital.

Change of Control

In the event the stockholders of WWA Group approve the Agreement and the Amendment, at the closing of the acquisition of Summit Digital, WWA Group will issue 99,000,000 shares of its common stock to

Summit Holdings and appoint Tom Nix and Stephen Spencer to its board of directors. On the appointment of Tom Nix and Stephen Spencer, Digamber Naswa will resign. The dilution to our current stockholders due to the issuance of the new shares and the addition of new directors to replace current directors will constitute a change of control.

Our current stockholders will retain approximately 19.4% of the issued and outstanding common shares after the issuance. Summit Holdings will acquire approximately 80.6% of WWA Group’s issued and outstanding common shares after the issuance.

WWA Group anticipates that an annual meeting of its stockholders will be held next  year, at which meeting stockholders will be afforded the opportunity to elect a slate of directors.

The Consideration Offered to Stockholders

There is no consideration being offered to our stockholders in connection with the proposals presented herein for stockholder approval.

The Vote Required for Approval of the Proposals

When a quorum is present, the voting requirement to approve the proposal to acquire Summit Digital and amend our articles of incorporation to increase our authorized common stock is the affirmative vote of a simple majority of the shares entitled to vote on the matters that are presented at the Special Meeting. The voting requirement to pass the adjournment of the Special Meeting proposal requires the approval of a majority of the votes represented in person or by proxy at the Special Meeting and entitled to vote on the meeting Adjournment proposal. The record date for purposes of determining the stockholders entitled to vote is March 19, 2013. As of the record date, we have 23,841,922 shares of common stock issued and outstanding that is entitled to vote on whether or not to approve the proposals, with each share of common stock entitled to one vote.

The directors and executive officers of WWA Group, encourage our stockholders to vote “For” approval all of the proposals presented for consideration in this proxy statement.

Material Differences in the Rights of Security Holders as a Result of Approving the Proposals

There would be no material differences in the rights of security holders as a result of approving the proposals presented for consideration in this proxy statement.

Accounting Treatment of the Agreements

Since the stockholders of Summit Digital would become the majority stockholders of WWA Group as a result of the acquisition, Summit Digital is considered the acquirer for accounting purposes, so this transaction would be accounted for as a reverse acquisition or recapitalization of Summit Digital in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences of the Agreements

Our stockholders would not recognize a gain or loss as a result of closing the Agreement as each would hold the same number of shares of our common stock after the exchange as they held before the exchange.  The acquisition would not affect the adjusted bases and holding periods of the shares of our common stock held by WWA Group’s current stockholders.  In addition, WWA Group would not recognize any gain or loss as a result of the acquisition as the valuation of Summit Digital’s shares would be deemed equivalent to the valuation of the WWA Group’s shares. Nevertheless, you should consult your tax advisor for a complete analysis of the U.S. federal, state, local and/or foreign tax consequences of the acquisition of Summit Digital to you.

REGULATORY APPROVALS

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with the proposed acquisition of Summit Digital.

REPORTS, OPINIONS, APPRAISALS

We have not obtained any reports, opinions, or appraisals in connection with our proposed acquisition of

Summit Digital.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS

There are no past contracts, transactions or negotiations in connection with our proposed acquisition of

Summit Digital other than the Agreement executed by the respective parties on July 12, 2012.

WWA GROUP, INC.

DESCRIPTION OF BUSINESS

Corporate History

WWA Group was incorporated in Nevada on November 26, 1996, as “Conceptual Technologies, Inc.” On

April 9, 1998, WWA Group’s name changed to “NovaMed, Inc.” to reflect the acquisition of a medical device manufacturer and retailer. The medical device business was abandoned in October of 2000. On

August 8, 2003, WWA Group acquired World Wide Auctioneers, Ltd. (“World Wide”) a British Virgin

Island registered company and changed our name to “WWA Group, Inc.” On October 31, 2010, WWA

Group sold World Wide to Seven International Holdings, Ltd., a Hong Kong based investment company,

for its assumption of the assets and liabilities of the World Wide subject to certain exceptions. The disposition did not affect WWA Group’s interest in Asset Forum, LLC., its ownership of proprietary on-

line auction software or its equity interest in Infrastructure Developments Corp. (“Infrastructure”).

Our consolidation with Infrastructure in November of 2011, on converting debt to equity did realize certain expectations that the synergies present in the respective companies would generate the activity necessary to move forward. On June 30, 2012, WWA Group decreased its equity position in

Infrastructure to that of a minority shareholder through a series of debt settlements intended to relieve

WWA Group of outstanding debt obligations. The divestiture of Infrastructure shares caused us to abandon any consolidation of our accounts with those of Infrastructure as of June 30, 2012.

We discontinued efforts to commercialize the operations of Asset Forum, LLC due to the competitive nature of online auction platforms and the limited capital we have available to compete in this space.

Operations

WWA Group’s current operations are focused around the marketing and sale of “Wing Houses” in North

America, the Middle East and parts of South-East Asia as a distributor pursuant to an agreement with the

Renhe Group. The units are marketed as mobile offices or living space that fold into a standard container with all ISO fittings in place for easy transport. Wing Houses can be placed anywhere with a swing lift and opened into 80 square meters of a living or working environment within four to five hours for a wide range of applications, including

     Living space

     Office space

     On site showrooms

     Restaurants

     Worker accommodation

     Forward operations base.

We own and operate the www.winghouses.com web site with the permission of the manufacturer from which it generates leads. A video of our Wing Houses available on You Tube has in addition generated more than 15,000 viewings to date. Although WWA Group is yet to conclude a sale of a Wing House it has generated over one hundred leads since April and issued several quotations.  We expect to issue formal invoices and realize sales of the Wing Houses in the near future.

Employees

WWA Group currently has no full time employees.  Eric Montandon and Digamber Naswa, our sole officers and directors, manage WWA Group.  We have expected each of these individuals to provide entrepreneurial skills and talents.  Management also uses consultants, attorneys and accountants as necessary.

DESCRIPTION OF PROPERTY

We maintain and executive office at 700 Lavaca Street, Suite 1400, Austin, Texas 78701for which we pay rent of $75 a month on a recurring basis.  WWA Group does not believe that it will need additional office space at any time in the foreseeable future in order to carry out its business as described herein.

LEGAL PROCEEDINGS

WWA Group is currently not a party to any legal proceedings.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

WWA Group's common stock is quoted on the Over the Counter Bulletin Board, a service maintained by the Financial Industry Regulatory Authority (“FINRA”) under the symbol, “WWAG”. Trading in the common stock in the over-the-counter market has been limited and sporadic and the quotations set forth below are not necessarily indicative of actual market conditions.  Further, these prices reflect inter-dealer prices without retail mark-up, mark-down, or commission, and may not necessarily reflect actual transactions. The following table sets forth for the periods indicated the high and low bid prices for the common stock as reported each quarterly period within the last two fiscal years.

Market Prices

Year

Quarter Ended

High

Low

2011

December 31

$  0.02     < $  0.00

September 30

$  0.02     < $  0.00

June 30

$  0.03

$  0.01

March 31

$  0.06

$  0.03

2010

December 31

$  0.07

$  0.03

September 30

$  0.08

$  0.02

June 30

$  0.15

$  0.05

March 31

$  0.10

$  0.05

CAPITAL STOCK

The following is a summary of the material terms of WWA Group’s capital stock. This summary is subject to and qualified by our articles of incorporation, as amended and bylaws.

Common Stock

As of March 19, 2013 there were 886 shareholders of record holding a total of 23,841,922 shares of fully paid and non-assessable common stock of the 50,000,000 shares of common stock, par value $0.001,

authorized. The board of directors believes that the number of beneficial owners is substantially greater than the number of record holders because a portion of our outstanding common stock is held in broker

“street names” for the benefit of individual investors. The holders of the common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of the common stock have no preemptive rights and no right to convert their shares into any other securities.

There are no redemption or sinking fund provisions applicable to the common stock.

Warrants

WWA Group has no outstanding warrants to purchase shares of our common stock.

Stock Options

WWA Group has no outstanding stock options to purchase shares of our common stock.

Dividends

WWA Group has not declared any cash dividends since inception and does not anticipate paying any dividends in the near future. The payment of dividends is within the discretion of the board of directors and will depend on earnings, capital requirements, financial condition, and other relevant factors.  There are no restrictions that currently limit our ability to pay dividends on WWA Group’s common stock other than those generally imposed by Nevada law.

TRANSFER AGENT AND REGISTRAR

WWA Group’s transfer agent and registrar is Interwest Transfer Company, 1981 E. Murray-Holladay

Road, Holladay, Utah, 84117–5164. Interwest’s phone number is (801) 272-9294.

PURCHASES OF EQUITY SECURITIES MADE BY THE ISSUER AND AFFILIATED

PURCHASERS

None.

RECENT SALES OF UNREGISTERED SECURITIES

None.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

This “Management’s Discussion and Analysis of Financial Condition” and other parts of this disclosure contain forward-looking statements that involve risks and uncertainties. Forward-looking statements can also be identified by words such as “anticipates,” “expects,” “believes,” “plans,” “predicts,” and similar terms. Forward-looking statements are not guarantees of future performance and our actual results may differ significantly from the results discussed in the forward-looking statements. Factors that might cause such differences include but are not limited to those discussed in the subsection entitled “Forward-

Looking Statements and Factors That May Affect Future Results and Financial Condition” below. The following discussion should be read in conjunction with our financial statements and notes thereto included. Information presented herein is based on the financial statements for the year end periods ended

December 31, 2012 and December 31, 2011. Our fiscal year end is December 31.

Discussion and Analysis

Our plan of operation over the next twelve months is to continue the marketing and sale of “Wing

Houses” in North America, the Middle East and parts of South-East Asia as a distributor and become a multi-system operator on the acquisition of Summit Digital that provides cable television, high speed internet and related services to rural communities in the United States. We will require a minimum of

$500,000 dollars in additional debt or equity funding in the next twelve months to pursue our business plan, the majority of which amount will be focused on expanding Summit Digital’s business by acquiring existing operations. Such financing is not currently committed and there can be no assurance that such financing will be available within the next twelve months.

Results of Operations

During the year ended December 31, 2012, WWA Group (i) abandoned efforts to commercialize Asset

Forum LLC, (ii) decreased its equity interest in Infrastructure to that of a minority shareholder thereby reporting its interest on a non-consolidated basis, (iii) continued to lend management assistance on a temporary basis to World Wide Auctioneers (Dubai); (iv) marketed Wing House units; (v) entered into a share exchange agreement with Summit Digital; and (vi) satisfied continuous public disclosure requirements.

The results of operations for the years ended December 31, 2012 and 2011 present WWA Group and (i)

its wholly owned subsidiary, Asset Forum LLC, a company founded by WWA Group in the state of

Nevada on January 7, 2010,  and (ii) Infrastructure Development Corp. on a consolidated basis as of

December 31, 2012.

Net Income (Loss)

Net income for the twelve month period ended December 31, 2012, was $133,532 as compared to net loss of $4,499,299 for the twelve month period ended December 31, 2011. The change from net loss to net income over the comparative twelve month periods is primarily due to a gain on our equity interest in

Infrastructure of $105,168 in the twelve month period ended December 31, 2012 as compared to a loss on our equity interest in Infrastructure of $2,475,661 in the twelve month period ended December 31, 2011.

Another primary factor in the transition to net income in the twelve month period ended December 31,

2012 was the recognition of the impairment on notes receivable from Infrastructure of $1,711,003 in the twelve months ended December 31, 2011. Other income of $133,532 in the twelve months ended

December 31, 2012 as compared to other expense in the twelve months ended December 31, 2011 also contributed to the positive change. WWA Group anticipates that it will continue to realize net income as general and administrative expenses stabilize and expected revenue from the sale of Wing Houses is realized.

Operating Expenses

Operating expenses for the twelve month period ended December 31, 2012 decreased to $88,201 from

$126,816 for the twelve month period ended December 31, 2011. The decrease in expenses over the comparative periods can be primarily attributed to decreased general, selling and administrative expenses.

The major components of operating expenses are (i) general and administrative expenses, including professional fees, rent expense, travel and entertainment, representation expense, insurance, bank charges,

and maintenance expenses, (ii) salaries and wages, (iii) selling expenses, and (iv) depreciation and amortization. WWA Group anticipates that operating expenses will increase during 2013 as greater effort is made to sell Wing Houses.

Other Income/Expense

Other income for the twelve month period ended December 31, 2012 was $221,733 as compared to other expense of $4,384,594 for the twelve month period ended December 31, 2011. The transition to other income from other expense is due to the realization of a gain on equity investment and other income in the twelve month period ended December 31, 2012 as compared to interest expense, impairment of notes receivable, loss of equity investment and other expense offset by interest income in the twelve month period ended December 31, 2011. WWA Group expects to continue to realize other income going forward in connection with its business activities.

Income Tax Expense (Benefit)

WWA Group has a prospective income tax benefit resulting from a net operating loss carry-forward and start-up costs that will offset any future operating profit.

Impact of Inflation

WWA Group believes that inflation has had a negligible effect on operations over the past three years.

Liquidity and Capital Resources

WWA Group had a working capital surplus of $866 as of December 31, 2012.  At December 31, 2012,

we had current and total assets of $19,100, which consisted of $1,840 in cash, and $17,260 in other current assets. Our current and total liabilities were $18,234 comprised of accrued expenses. Our total stockholders’ equity at December 31, 2012 was $866.

Cash flows used in operating activities for the twelve month period ended December 31, 2012, were

$100,995 as compared to cash flows provided by operating activities for the twelve month period ended

December 31, 2011 of $11,274.  The transition to cash flows used in operating activities can be primarily attributed to the change our relationship with Infrastructure from being a consolidated subsidiary to that of an equity investment and the impairment of notes receivable in the twelve month period ended

December 31, 2012. Cash flow used in operating activities in the twelve month period ended December

31, 2012, includes a number of items that are book expense items which do not affect the total amount relative to actual cash used including loss on equity investment and difference in retained earnings due to non-consolidation with Infrastructure. Actual cash items used in operating activities, that are not income statement related items, such as general and administrative expenses, include pre-paid expenses, accrued liabilities, accounts payable and other current assets. We expect to continue to use cash flows in operating activities throughout 2013.

Cash flows provided by investing activities for the twelve month period ended December 31, 2012 were

$285,497 as compared to cash flows used in investing activities for the year ended December 31, 2011 of

$320,938. Cash flow provided by investing activities in the twelve month period ended December 31,

2012 can be primarily attributed to goodwill of $181,250 and the change to a non-controlling interest of

$104,247. We expect to return to using cash flows in investing activities as we expand our business activities.

Cash flows used in financing activities were $231,672 for the twelve months ended December 31, 2012 as compared to cash flows provided by financing activities of $354,840 for the twelve month period ended

December 31, 2011.  Cash flows used in financing activities in the twelve month period ended December

31, 2012  can be attributed to debt settlement with the issuance of equity investment and debt settlement with the issuance of common stock offset by payments on short term notes payable. We expect to continue to use cash flows in financing activities in connection with our business.

Our current assets are insufficient to conduct business over the next twelve (12) months. We will have to seek at least $50,000 in debt or equity financing over the next twelve months to maintain operations and expect that additional amount of $500,000 will be required in the event we conclude the acquisition of

Summit.  WWA Group has no current commitments or arrangements with respect to, or immediate sources of this required funding. Further, no assurances can be given that funding is available. Our shareholders are the most likely source of new funding in the form of loans or equity placements though none have made any commitment for future investment and we have no agreement formal or otherwise.

Our inability to obtain sufficient funding will have a material adverse affect on our ability to generate revenue and our ability to continue operations.

WWA Group does not intend to pay cash dividends in the foreseeable future.

WWA Group had no commitments for future capital expenditures that were material at December 31,

2012.

WWA Group has no defined benefit plan or contractual commitment with any of its officers or directors.

WWA Group had no lines of credit or other bank financing arrangements as of December 31, 2012.

WWA Group has no current plans for the purchase or sale of any plant or equipment.

WWA Group has no current plans to make any changes in the number of employees, except in connection with the anticipated acquisition of Summit.

Off Balance Sheet Arrangements

As of December 31, 2012, WWA Group has no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources that is material to stockholders.

Critical Accounting Policies

In Note C to the audited consolidated financial statements for the years ended December 31, 2012 and

2011 attached hereto, we discuss those accounting policies that are considered to be significant in determining the results of operations and our financial position. We believe that the accounting principles utilized by us conform to accounting principles generally accepted in the United States of America.

The preparation of financial statements requires management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis, we evaluate our estimates, including those related to bad debts, inventories, intangible assets, warranty obligations,

product liability, revenue, and income taxes. We base our estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities. The actual results may differ from these estimates under different assumptions or conditions.

Forward Looking Statements and Factors That May Affect Future Results and Financial Condition

The statements contained in the section titled Results of Operations and Discussion and Analysis, with the exception of historical facts, are forward looking statements. A safe-harbor provision is not applicable to the forward-looking statements made. Forward-looking statements reflect our current expectations and beliefs regarding our future results of operations, performance, and achievements. These statements are subject to risks and uncertainties and are based upon assumptions and beliefs that may or may not materialize. These statements include, but are not limited to, statements concerning:

     our anticipated financial performance;

     the sufficiency of existing and future capital resources;

     uncertainties related to the growth of our  subsidiaries’ businesses and the acceptance of their products and services;

     the volatility of the stock market; and

     general economic conditions.

We wish to caution readers that our operating results are subject to various risks and uncertainties that could cause our actual results to differ materially from those discussed or anticipated including the factors set forth in the section entitled Risk Factors. We also wish to advise readers not to place any undue reliance on the forward looking statements contained herein, which reflect our beliefs and expectations only as of the date of this report. We assume no obligation to update these forward-looking statements to reflect new events or any changes in our beliefs or expectations, other than is required by law.

Going Concern

WWA Group’s auditors have expressed an opinion as to its ability to continue as a going concern as a result of recurring losses from operations.  WWA Group’s ability to continue as a going concern is subject to its ability to realize a profit from operations and /or obtain funding from outside sources.

Management’s plan to address WWA Group’s ability to continue as a going concern includes obtaining funding from the private placement of debt or equity and realizing revenues from its businesses.

Management believes that it will be able to obtain funding to enable WWA Group to continue as a going concern through the methods discussed above, though there can be no assurances that such methods will prove successful.

SUMMIT DIGITAL, INC.

DESCRIPTION OF BUSINESS

Corporate History

Summit Digital was originally incorporated in the State of Nevada on April 21, 2009.  On June 7, 2011,

Summit Digital changed its corporate domicile from Nevada to Wyoming.  Summit Digital is a Michigan-

based Multi-System Operator (MSO) providing cable TV, broadband Internet, voice telephony and related services.

Business Activities and Strategy

Summit Digital is focused on acquiring existing underutilized cable systems in rural, semi-rural and gated community markets, aggregating them into a single Multi-System Operator structure and creating growth by upgrading management, improving efficiency, cutting costs, and fully exploiting the opportunities presented by bundling multiple services such as basic TV, premium TV, pay-per-view, broadband

Internet, and voice telephony.  These bundled service packages have become the industry standard in major urban markets served by major cable providers, but systems in Summit Digital’s target market typically lag behind in adopting them, offering a substantial opportunity to increase penetration and per-

customer revenue by offering these comprehensive service packages.  Summit Digital may at times build new cable systems or wireless infrastructure to serve areas where no infrastructure is in place, but the primary intent is to acquire underutilized existing systems.  Summit Digital intends to support and extend these packages by offering wireless data and voice service within its system footprint.

Summit Digital believes that other value-added services delivered through cable infrastructure, such as pay-per-view events, digital video and digital video recording, high-definition TV and interstitial advertising also represent significant potential revenue streams that have not been effectively exploited by its acquisition targets.  Compatible services such as provision of wireless internet provide additional potential revenue streams.

Summit Digital intends to take decisive steps to streamline management, improve efficiency, and reduce costs in systems it acquires using the following areas of emphasis:

     Any debt that is attached to these systems by the prior ownership will be restructured.

     Billing, collection, call center and scheduling services will be centralized, significantly reducing costs for each system.

     Head end technicians located at corporate headquarters will direct employees and monitor their performance, standardizing and service practices and quality control.

     Theft by potential subscribers who attempt to steal services can have a significant impact on the viability of rural cable systems.  Measures to prevent theft will be installed, including regular audits conducted by our own installers as well as independent contractors.

     Equipment purchasing will be combined to achieve economies of scale and reduce costs.

     Structured management systems stressing continuous documentation, performance evaluation,

and action to address weaknesses will be installed, addressing a common management deficiency in small single-system operators.

Many small to medium sized single-system operators of the type common in rural and semi-rural America have not been developed to their full capacity, for two primary reasons.

     Many of these systems were overburdened with debt that was incurred on the initial construction of their cable systems.  Overly optimistic projections and unrealistic performance expectations not backed up by appropriate technology and management expertise, combined with lack of an established basis for prediction in many markets led system owners to take on excessive debt,

which enabled their entry to the business but also left them unable to sustain their business profitably.

     The technology that supports the upgraded services that Summit intends to provide has only recently become cost-effective for smaller rural systems.  Even with today’s superior and less expensive technology, small individual cable systems rarely have the economies of scale or the financing necessary to effectively exploit these technologies.  Summit Digital’s knowledgeable technical team and ability to combine equipment purchases will provide the knowledge and the leverage with suppliers that are needed to effectively introduce these technologies.

Summit Digital believes, based on extensive interviews and contacts with management at local systems,

that the managers and owners of many of these systems are interested in acquisition on favorable terms by an MSO built around the principle of maximizing the potential of these systems. Based on interviews with small system managers, Summit Digital believes that many of these systems can be acquired in exchange for a combination of cash and stock.

Once systems have been acquired, Summit Digital will upgrade them to support broadband Internet and voice telephony and aggressively market these combined services both to existing subscribers and non-

subscribers within the system footprint.  Existing cash flows, cash flows from acquired systems, and acquisition terms will allow Summit to pay for system upgrades as systems are built out.  Summit Digital does not intend to incur debt or sell shares to finance system upgrades.

Summit Digital will add an additional revenue stream to its acquired cable systems through its capacity to insert local advertising, known as interstitials, to cable TV content.  Summit Digital has the right to insert local advertising into programming from major networks such as CNN, ESPN, Fox News and many others. This ad insertion is accomplished through an interface between the network and Summit Digital’s system, with the network providing cue tones that open time slots for Summit Digital’s advertisers.

Again, this is a revenue opportunity not currently exploited by the cable systems Summit Digital seeks to acquire, and upgrading systems to accommodate this form of advertising presents a significant opportunity to generate additional revenue from existing infrastructure.

Summit Digital’s business strategy is to acquire systems meeting viability criteria, aggregate them in a multiple system operator format, improve management, reduce costs, and add revenue by aggressively promoting high-value services such as high speed broadband internet and pay-per-view TV and by adding advertising income and wireless services to the system revenue mix.  Summit Digital will not surrender controlling interest in systems it acquires and will not incur long-term debt or sell shares to acquire systems or upgrade acquired systems.  Summit Digital believes that it can substantially increase both our subscriber base and our revenue per subscriber by following this strategy.

Innovation

Summit Digital actively pursues innovative ways of using existing technology and infrastructure to provide services and build customer and community relationships outside the traditional residential service model. Two initiatives in the 1st half of 2012 illustrate this commitment and the results it can bring.

     Summit Digital is in the process of installing a sophisticated CCTV monitoring system for the community of McBain, Michigan, allowing continuous surveillance of key commercial and road areas.  A web-based backbone permits data storage by Summit Digital as well as monitoring by the State Police.  The system is designed to facilitate rapid response in emergencies and to provide vital evidence and understanding in criminal and other incidents.  Summit Digital is compensated by an installation fee and will receive a long term monthly fee for managing the system.  Similar systems will be offered to other municipalities within Summit Digital’s service footprint.

     Summit Digital recently installed a web-based system for a major dairy farm, allowing the farm operators to continuously monitor operations and provide remote control for their robotic milkers.

Agricultural operations in the rural American Midwest are becoming increasingly sophisticated and there is enormous scope for leveraging Summit Digital’s existing technology and infrastructure to increase efficiency and create opportunity for Summit Digital and for its clients.

Summit Digital will continue to explore innovative ways to supply needed services to individual,

business, industrial and local government customers, using the full scope of opportunities provided by available technology.

Wireless Internet

Use of wireless internet services is exploding in the US, driven by rapidly expanding sales of smartphones, tablets, and other mobile devices.  Cisco Systems estimates that mobile traffic will expand from 0.6 exabytes/month in 2011 to 1.2 exabytes/month in 2012 and will reach 6.3 exabytes/month in

2015.  Cable operators across the US have recognized that the cable business and the WiFi business have close synergies and that WiFi represents a considerable opportunity for cable companies.  The synergy is based on a number of elements:

     As the amount of data transferred over wireless networks expands, the critical need for backhaul services – the link between wireless broadcast points and the internet backbone – becomes increasingly critical.  Cable infrastructure is ideally suited to providing these services, enabling cable companies that also manage wireless sites to support their own backhaul needs instead of paying for them, as non-cable operators must.

     The ability of cable companies to use existing infrastructure for backhaul also drastically reduces the expense of acquiring rights of way: Dan Rice, vice president of access network technology for

CableLabs, estimates that as much of 70% of the expense of establishing an outdoor WiFi infrastructure can be in “civil” costs such as real estate and permitting, expenses that are substantially lower for companies that already have infrastructure in place.  These cost advantages make it possible for cable companies to compete aggressively on wireless service pricing while retaining high margins.

     Wireless technology also provides an option that can supersede wired to reach hard-to-wire areas or as an option to homes in which the installed coaxial cable falls short.  These are significant features in Summit Digital’s target market.

     Wireless services can bring in subscribers solely interested in wireless access.  More important, it can drive a “quadruple play” option in which Summit Digital can offer a single-bill package combining TV, home broadband, voice communications, and wireless access.  Carl Weinschenk of Broadband Technology Report has commented that “WiFi will end up being the technology that enables the [cable] industry to fill the gaping hole in its arsenal: A comprehensive mobile voice and data service”.

     Summit Digital intends to pursue opportunities in this promising sector as an integral part of its expansion plan.

Subscriber Base

Summit Digital currently serves 1,296 subscribers in the States of Oklahoma and Michigan, with an average monthly billing of approximately $69,000.  At the end of the first quarter of 2012, Summit

Digital served 686 subscribers in the States of Oklahoma and Michigan, with monthly billing of approximately $33,000.

Proposed Expansion

Summit Digital is aggressively pursuing expansion opportunities:

     Summit Digital has been granted a franchise and is building a new cable System in McBain

Michigan, which is expected to be completed by the end of 2012.  Summit Digital will be initially providing cable TV, broadband Internet, and telephone services passing 550 homes and an industrial complex containing several industries with substantial potential for expansion.

     Summit Digital has targeted 5 towers in northern Michigan for installation of wireless broadband technology.  These installations will serve up to 2500 residents within Summit Digital’s current service footprint.

     Summit Digital is pursuing the proposed acquisition of additional cable systems in the Fort

Wayne, Indiana area from New Wave Communications.

     Summit Digital is negotiating for the purchase of several systems in Michigan from Michigan

Cable Partners Inc.

Summit Digital hopes to complete these negotiations and close the acquisitions by early 2013 though there is no assurance that all or any of these acquisitions will be completed.

Summit Digital is targeting 100,000 total subscribers within three years, which it believes is a conservative estimate of potential, provided that adequate financing can be obtained.  Per-subscriber billing in the systems Summit Digital has targeted, typically based only on cable TV services, is under

$50/month.  Summit Digital intends to increase this to a level close to the national average of

$128/month.

Importance of Public Status

Summit Digital’s status as a subsidiary of a publicly traded company is a critical part of this expansion strategy.  The owners of the systems Summit Digital seeks to acquire are familiar with the cable industry and are in a position to appreciate the advantages of Summit Digital’s business model.  They are typically willing to accept stock as a major part of the acquisition terms, anticipating an increase in the stock’s value as Summit Digital acquires, upgrades, and integrates additional systems.

Acquisition Criteria

Summit Digital’s acquisition strategy relies on careful assessment of acquisition candidates by a management team with extensive experience in the cable industry.

     Many of the systems available for acquisition carry significant debt burdens.  Summit Digital will only go through with acquisitions if owners and/or creditors are willing to restructure debt.

Typically this involves an exchange of debt and equity, with owners/creditors exchanging debt for stock.  Since these individuals are in the business, they understand the inherent viability and potential of Summit Digital’s business model, and these offers have so far met a generally positive reception.

     Summit Digital focuses on areas that offer potential for aggregating multiple systems in physically adjacent territory, maximizing the potential of existing infrastructure.

     Summit Digital targets area with existing unserved demand for broadband Internet.  Typically this means acquiring systems that do not offer broadband Internet at the time of acquisition, offering potential for immediate increase in subscribers and per-subscriber billing by adding broadband

Internet to the service package and aggressively promoting it.

     Economic viability of acquisition candidates is evaluated by Summit Digital’s management team,

which has extensive experience in the cable business.  In some cases the team may prefer to negotiate directly with creditors or a bankruptcy court; in others the system is deemed non-viable and the acquisition is abandoned.

     Markets must be assessed for growth potential.  Some rural markets are economically stagnant with a decreasing population that will not support growth in our industry.  Acquisitions in these areas will not be pursued.

Market

There are approximately 10,700 cable systems in operation in the United States. Companies owning more than one system are known in the cable industry as multiple system operators (MSOs).  Four major MSOs

(AT&T, Time Warner, Comcast and Cox Communications) dominate the industry, accounting for 70 percent of all cable television customers. These major players have aggressively pursued the high-density urban and suburban markets.

The rural, semi rural, and gated community market, in contrast, is extremely fragmented, dominated by single-system operators serving from 500 to 5,000 subscribers.  Many of these suffer from unstructured and passive management and have been slow to exploit the opportunities offered by cable Internet, voice telephony, pay-per-view, and other value-added services that allow cable companies to increase revenues with the same infrastructure.  As a consequence of this disparity, these smaller systems show monthly per-customer billing well below their larger, more aggressively managed urban rivals.

Many major MSOs show monthly billings of over $100/customer. Research firm SNL Kagan reports that

Comcast's subscribers pay on average more than $115 a month, with broadband Internet and voice services boosting billing.  The National Cable & Telecommunications Association estimated that in June

2010 U.S. cable providers were serving 61.1 million basic video customers and 43.2 million high-speed

Internet customers, suggesting that roughly 70.7 percent of cable customers are now buying high-speed

Internet from their cable provider.

Summit Digital’s observation is that the rural providers targeted for acquisition lag far behind this figure,

even in networks that have made broadband Internet available.  Summit Digital believes that with effective marketing and introduction of competitive broadband services the percentage of TV customers subscribing to broadband can be brought up to national averages, offering a significant growth opportunity.

Summit Digital is aggressively pursuing acquisitions and other arrangements that will add to its subscriber base. The systems targeted for acquisition by Summit Digital serve rural, semi-rural, and gated communities, and their per-customer billings generally lag well behind these national averages.  Single-

system operators surveyed by Summit Digital as acquisition candidates typically have monthly billings below $50/customer, with Internet penetration as low as 25% in systems offering Internet.  Summit

Digital believes that this disparity represents a substantial opportunity, and that by adopting the bundling strategies and aggressive marketing techniques standard among larger MSOs, Internet penetration and monthly billing in small systems can rapidly increase to levels comparable to national averages.

Broadband Internet provides a particularly attractive growth opportunity in our target niche.  The gap between rural and urban broadband adoption is summarized in a comprehensive study released in 2010,

sponsored by the National Telecommunications and Information Administration (NTIA) and conducted by the Census Bureau, titled Digital Nation: 21st Century America's Progress Toward Universal

Broadband Internet Access: “There remains a substantial difference in overall broadband use at home between urban and rural areas. The gap has declined since 2007 but still exists. In 2009, 65.9 percent of urban households and 54.1 percent of rural households accessed broadband service. In contrast, 8.9 percent of rural households and only 3.7 percent of urban households used dial-up. In 2007, 53.8 percent of households in urban areas and 38.8 percent of households in rural America were broadband users.

Again, rural homes relied more heavily on dial-up (19.3 percent) than urban did (8.5 percent) that year.

Broadband use at home also varies by regions, with the West (68.0 percent of households) and Northeast

(67.0 percent) leading, followed by the Midwest (62.2 percent), and the South (60.0 percent) in 2009.”

The substantial lag in broadband adoption in rural markets, and the significant overhang of rural dial-up connections, represents a significant opportunity that Summit Digital’s business plan is designed to capture.  The disparity is particularly evident in the Midwest, which represents a major business focus for

Summit Digital.  Management believes that cable companies in particular are well positioned to serve the increase in rural broadband connection: large numbers of homes already subscribe to cable TV, making cable an obvious source for broadband.

The Obama administration has prioritized the extension of broadband services to rural areas, with the

President specifically citing “connecting every corner of our country to the digital age” as a policy priority. A broad array of privileges and incentives has been offered to companies pursuing the development or improvement of broadband services in underserved areas.  This program is clearly consistent with Summit Digital’s business plan, and Summit Digital is reviewing opportunities to take advantage of this support.

Nationwide, the long struggle for broadband dominance between Telco-provided Digital Subscriber Lines

(DSL) and Cable is conclusively resolving in favor of cable.  The Leichtman Research Group states that

“Cable operators have the upper hand over traditional Telco’s”, buttressing the comment by reporting that in 2011 Cable companies added a total of 2.3 million subscribers, or 75 percent of overall broadband additions in 2011.  Credit Suisse analyst Stefan Anninger predicts that by 2015 cable companies will control 56% of the broadband market, with DSL down to 15%.  John Dunbar of American University’s

School of Communications has speculated that: “The connection speed advantage that cable companies have over traditional telecommunications providers —which still rely largely on aging digital subscriber line (DSL) technology — is significant enough to raise questions about whether the high-speed Internet market will devolve from a telecom- and cable-dominated duopoly to a cable monopoly.”

These trends, which Summit Digital expects to continue, suggest that while rural America may lag slightly behind urban areas in broadband adoption, it is headed in the same direction, and its lower level of saturation provides abundant room for growth.  Cable is likely to be the preferred delivery mechanism,

as it is elsewhere, particularly since a large percentage of homes already have Cable infrastructure installed.  Summit Digital believes that aggressive marketing of improved broadband services can drive substantial increases in revenue per subscriber with relatively low incremental costs.  A report released on

July 10, 2010 by Infonetics Research, titled Residential Voice, Video, and Internet Services in North

America concludes “Broadband access is the true growth engine for residential services, with annual revenue for North American service providers expected to grow at a 13% compound annual growth rate

(CAGR) from 2009 to 2014”.  Management concurs with this assessment, and believes that the gap between rural and urban broadband adoption creates a significant opportunity for rapid expansion in broadband revenue.

Management

Summit Digital’s experienced management team is a core asset and the key to implementing its business strategy.

Thomas Nix, CEO and Director

Mr. Nix has been involved in the cable television industry since 1984.  Tom has negotiated cable franchise and private cable television agreements and directed construction and management of the daily operations of cable systems in Florida, Texas, Missouri, Oklahoma, Nevada, Arizona, California and

Michigan.   Recently Mr. Nix sold a number of his Texas and Michigan cable systems to Comcast.  He

has also sold cable systems to Time Warner, Dimension, United Satellite, Cox and Prime.    Recognized

industry wide, Mr. Nix has been on the board of directors and was cofounder for Telecable, Telecast,

VisionComm and Data Cablevision.

Stephen Spencer, CFO and Director

Mr. Spencer has been involved with venture capital and start-up companies for 20 years.  Stephen has worked with companies in both the U.S. and abroad.  While serving as the CFO of Legends Capital

Group, a boutique venture capital firm, he managed the financial functions including treasury, financial reporting, budgets, forecasts and projections.  He has been involved with public and private offerings including private placements and registrations.  He has worked as an officer for and consultant to U.S.

public companies with responsibilities for SEC reporting, GAAP accounting and SOX 404 compliance.

He was previously a CPA with Price Waterhouse, a public accounting firm and is currently the CFO and a director for Unico, Inc.

Roger Pace, VP and Chief Technology Officer

Roger Pace has worked within the cable television and telephone industries for the past 25 years.  He has served as a director and vice president of engineering for Datavison, and as system designer for Value

Added Communications.    He has designed and created programs for meter reading over the cable, fully addressable monitored security via cable, ad insertion technology and his own custom-designed TV channel guide, cable TV head ends and distribution networks for private and franchised systems.  Mr.

Pace has extensive experience with assisting field technicians in isolating, diagnosing, and correcting complex field problems.  Mr. Pace will play a key role in all software and hardware decisions, and his expertise as well as his relationships with many leaders in the technical end of our industry will play a vital role in Summit Digital’s growth as a company.

Patty Coleman, General Manager of Operations

Mrs. Coleman has worked in all phases of the cable television and Internet industry, and currently serves as general manager of operations at Summit Holdings.  She is responsible for the management of the daily operations, coordinating the customer service department, including the call center, and interfacing directly with the accounts receivable and payables department.  Her expertise in communication and organizational skills as well as her previous work experience in our industry will be a vital support to the rapid growth of Summit Digital.

Jay DeBoer, Chief Engineer

Jay DeBoer has been a network engineer for 10 years and has been administering wireless systems for 8 years.  He has experience with a wide range of networking systems and technologies, and with CATV head-ends and Coax and fiber-optic distribution.  He is responsible for the installation and operation of the Internet and Cable television distribution and client connections.  Jay is closely associated with other industry engineers, contractors and suppliers, which will be of substantial value as we grow our company.

He will play a vital role in helping guide Summit Digital’s cost-effective adoption of increasingly sophisticated technologies.

Competition

Summit Digital operates in a highly competitive industry. The traditional dividing lines between providers offering long-distance, local and wireless telephone services, Internet services and video services are increasingly becoming blurred. Through mergers and various service integration and product bundling strategies, providers, including us, are striving to provide integrated communications service offerings within and across geographic markets. The converging communications industry is competing to deliver service bundles that include voice, broadband Internet access, and video content.

Summit Digital’s acquisition strategy is focused on markets that have to date been overlooked by the well-funded major MSOs such as Comcast and Time Warner, allowing Summit Digital to avoid head-to-

head competition with major competitors in the cable industry.  There is, however, no assurance that these large companies will not move into the rural and semi-rural market at some point in the future, and

Summit Digital still faces direct competition from non-cable entities providing overlapping service packages.

Cable television systems face competition from alternative methods of receiving and distributing television signals, including DBS and digital video over telephone lines, broadband IP-based services,

wireless and SMATV systems, and from other sources of news, information and entertainment such as

Internet services, off-air television broadcast programming, newspapers, movie theaters, live sporting events, interactive computer services, and home video products, including video disks. Summit Digital’s cable television systems also face competition from potential overbuilds of our existing cable systems by other Cable television operators and municipally-owned cable systems, and alternative methods of receiving and distributing television signals. The extent to which Summit Digital’s cable television systems are competitive depends, in part, upon its ability to provide quality programming and other services at competitive prices.

The Internet industry is highly competitive, rapidly evolving and subject to constant technological change. Competition is based upon price and pricing plans, service bundles, the types of services offered,

the technologies used, customer service, billing services, perceived quality, reliability and availability.

Summit Digital’s Internet operations in any given region will compete with a variety of other Internet service providers, some of which will have substantially greater financial, technical and marketing resources than it does.

Government Regulation

Summit Digital’s business is subject to substantial government regulation and oversight. The following summary of regulatory issues does not purport to describe all existing and proposed federal, state, and local laws and regulations, or judicial and regulatory proceedings that affect our businesses. Existing laws and regulations are reviewed frequently by legislative bodies, regulatory agencies, and the courts and are subject to change. For example, critics continue to ask Congress to modify, if not altogether rework, the

1996 Telecom Act. Any change in the Act that loosened regulatory oversight of ILECs’ control of bottleneck facilities could have an adverse impact on our businesses. Summit Digital cannot predict at this time the outcome of the debate over the 1996 Telecom Act or any other existing or proposed laws and regulations.

Since cable communications systems use local streets and rights-of-way, they generally are operated pursuant to franchises (which can take the form of certificates, permits or licenses) granted by a municipality or other state or local government entity. We believe that we have generally met the terms of our franchises, which do not require periodic renewal, and have provided quality levels of service. On

December 20, 2006, the FCC adopted rules to ensure a reasonable franchising process for new video market entrants; these rules have not had a material effect on our operations, but they may have such an effect in the future. Military franchise requirements also affect our ability to provide video services to military bases.

The 1992 Cable Act contains broadcast signal carriage requirements that allow local commercial television broadcast stations to elect once every three years to require a cable system to carry the station,

subject to certain exceptions, or to negotiate for “retransmission consent” to carry the station.

The FCC has adopted rules to require cable operators to carry the digital programming streams of broadcast television stations. The FCC has declined to require any cable operator to carry multiple digital programming streams from a single broadcast television station, but should the FCC change this policy,

we would be required to devote additional cable capacity to carrying broadcast television programming streams, a step that could require the removal of other programming services.

Cable System Delivery of Internet Service.   The FCC has defined high-speed Internet over cable as an

“information service” not subject to local cable-franchise fees, as cable service may be, or any explicit requirements for “open access.” The Supreme Court affirmed the FCC’s position in a decision issued in

2005.

Although there is at present no significant federal regulation of cable system delivery of Internet services,

this situation may change as cable systems expand their broadband delivery of Internet services.

Proposals have been advanced at the FCC and Congress to require cable operators to provide access to unaffiliated Internet service providers and online service providers and to govern the terms under which content providers and applications are delivered by all broadband network operators. If such requirements were imposed on cable operators, it could burden the capacity of cable systems and frustrate Summit

Digital plans for providing expanded Internet access services. These access obligations could adversely affect Summit Digital’s financial position, results of operations or liquidity.

Segregated Security for Set-top Devices.   The FCC mandated, effective July 1, 2007, that all new set-top video navigation devices must segregate the security function from the navigation function. The new devices are more expensive than existing equipment, and compliance may increase Summit Digital’s cost of providing cable services. A waiver has been granted to one small cable system conditioned upon,

among other things, its commitment to fully digitize analog signals throughout its cable network. The

FCC has also indicated that enforcement of the separate security requirement may be deferred with respect to small cable operators that meet certain criteria and are unable to receive compliant set-top devices in a timely manner from manufacturers. Subject to a waiver granted by the FCC on May 4, 2007,

Summit Digital may continue providing low-cost integrated set-top boxes to consumers to facilitate its transition to all-digital cable systems, which has been completed.

Pole Attachments.   The Communications Act requires the FCC to regulate the rates, terms and conditions imposed by public utilities for cable systems’ use of utility pole and conduit space unless state authorities can demonstrate that they adequately regulate pole attachment rates. In the absence of state regulation, the FCC administers pole attachment rates on a formula basis. This formula governs the maximum rate certain utilities may charge for attachments to their poles and conduit by companies providing communications services, including cable operators. The RCA has largely retained the existing pole attachment formula that has been in state regulation since 1987. This formula could be subject to further revisions upon petition to the RCA and the FCC has initiated a rulemaking to consider application of the federal formula. Summit Digital cannot predict at this time the outcome of any such proceedings.

Copyright.   Cable television systems are subject to federal copyright licensing covering carriage of television and radio broadcast signals. In exchange for filing certain reports and contributing a percentage of their revenues to a federal copyright royalty pool that varies depending on the size of the system, the number of distant broadcast television signals carried, and the location of the cable system, cable operators can obtain blanket permission to retransmit copyrighted material included in broadcast signals.

The possible modification or elimination of this compulsory copyright license is the subject of continuing legislative review.  Summit Digital cannot predict the outcome of this legislative review, which could adversely affect its ability to obtain, desired broadcast programming. Copyright clearances for non-

broadcast programming services are arranged through private negotiations.

Regulation of Internet-Based Services and Products.

General.   There is no one entity or organization that governs the Internet. Each facilities-based network provider that is interconnected with the global Internet controls operational aspects of their own network.

Certain functions, such as IP addressing, domain name routing, and the definition of the TCP/IP protocol,

are coordinated by an array of quasi-governmental, intergovernmental, and non-governmental bodies. The legal authority of these bodies is not precisely defined.

The 1996 Telecom Act provides little direct guidance as to whether the FCC has authority to regulate

Internet-based services. Given the absence of clear statutory guidance, the FCC must determine on a case-

by-case basis whether it has the authority or the obligation to exercise regulatory jurisdiction over specific

Internet-based activities.

Although the FCC does not regulate the prices charged by ISPs or Internet backbone providers, the vast majority of users connect to the Internet over facilities of existing communications carriers. Those communications carriers are subject to varying levels of regulation at both the federal and the state level.

Thus, non-Internet-specific regulatory decisions exercise a significant influence over the economics of the

Internet market.

Many aspects of the coordination and regulation of Internet activities and the underlying networks over which those activities are conducted are evolving. Internet-specific and non-Internet-specific changes in the regulatory environment, including changes that affect communications costs or increase competition from ILECs or other communications services providers, could adversely affect the prices at which

Summit Digital sells Internet-based services.

State and Local Regulation.

While the Communications Act generally preempts state and local governments from regulating the entry of, or the rates charged by, wireless carriers, it also permits a state to petition the FCC to allow it to impose commercial mobile radio service rate regulation when market conditions fail to adequately protect customers and such service is a replacement for a substantial portion of the telephone wire line exchange service within a state. No state currently has such a petition on file, and all prior efforts have been rejected. In addition, the Communications Act does not expressly preempt the states from regulating the

“terms and conditions” of wireless service.

Several states have invoked this “terms and conditions” authority to impose or propose various consumer protection regulations on the wireless industry. State attorneys general have also become more active in enforcing state consumer protection laws against sales practices and services of wireless carriers. States also may impose their own universal service support requirements on wireless and other communications carriers, similar to the contribution requirements that have been established by the FCC.

States have become more active in attempting to impose new taxes and fees on wireless carriers, such as gross receipts taxes. Where successful, these taxes and fees are generally passed through to Summit

Digital’s customers and result in higher costs to its customers.

At the local level, wireless facilities typically are subject to zoning and land use regulation. Neither local nor state governments may categorically prohibit the construction of wireless facilities in any community or take actions, such as indefinite moratoria, which have the effect of prohibiting construction.

Nonetheless, securing state and local government approvals for new tower sites has been and is likely to continue to be difficult, lengthy and costly.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements and Labor Contracts

Summit Digital currently operates under and holds no patents, trademarks, licenses, franchises,

concessions, royalty agreement or labor contracts.

Employees

Summit Digital currently has 4 full-time employees, all of which are located at its office in McBain,

Michigan.  Summit Digital’s management also uses contractors, consultants, attorneys and accountants as necessary.

DESCRIPTION OF PROPERTY

Summit Digital currently maintains an office in McBain, Michigan comprised of 1,400 square feet for which it pays $900 a month. The lease on the premises expires in August, 2013. Summit Digital does not believe that it will need to maintain additional office space at any time in the foreseeable future in order to carry out its business operations as described herein.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Summit Digital has no trading market for its securities.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

This “Management’s Discussion and Analysis of Financial Condition” and other parts of this Information

Statement contain forward-looking statements that involve risks and uncertainties. Forward-looking statements can also be identified by words such as “anticipates,” “expects,” “believes,” “plans,”

“predicts,” and similar terms. Forward-looking statements are not guarantees of future performance and our actual results may differ significantly from the results discussed in the forward-looking statements.

Factors that might cause such differences include but are not limited to those discussed in the section entitled “Forward-Looking Statements and Factors That May Affect Future Results and Financial

Condition.” The following discussion should be read in conjunction with our financial statements and notes thereto included. Information presented herein is based on the financial statements for the twelve month periods ended December 31, 2012 and December 31, 2011. Summit Digital’s fiscal year end is

December 31.

Discussion and Analysis

Summit Digitals plan of operation over the next twelve months is to acquire existing underutilized Cable systems in rural, semi-rural and gated community markets, aggregating them into a single Multi-System

Operator structure and creating growth by upgrading management, improving efficiency, cutting costs,

and fully exploiting the opportunities presented by bundling multiple services such as basic TV, premium

TV, pay-per-view, broadband Internet, and voice telephony.  These bundled service packages have become the industry standard in major urban markets served by major Cable providers, but systems in

Summit’s target market typically lag behind in adopting them, offering a substantial opportunity to increase penetration and per-customer revenue by offering these comprehensive service packages.

Summit Digital may at times build new Cable systems or wireless infrastructure to serve areas where no infrastructure is in place, but the primary intent is to acquire underutilized existing systems.

Summit Digital will require a minimum of $500,000 dollars in debt or equity funding in the next twelve months to pursue its business plan. Such financing is not currently committed and there can be no assurance that such financing will be available within the next twelve months.

Results of Operations

During the twelve month period ended December 31, 2012, Summit Digital (i) upgraded its high speed broadband facilities; (ii) eliminated pole attachments to decrease costs; (iii) completed a state of the art closed circuit web based camera system for the city of McBain, Michigan; (iv) completed a high speed internet service connection to McBain High School; and (v) completed a custom design wireless internet system for Gingrich Meadows which directly interfaces with an automated milking system to increase production improve quality control in a cost effective fashion.

Revenue

Net revenue for the twelve month period ended December 31, 2012 was $490,382 as compared to

$434,971 for the twelve month period ended December 31, 2011. The increase in net revenue over the comparative twelve month periods can be attributed to an increase in Summit Digital’s subscriber base.

Summit Digital expects that net revenues will continue to increase over the next twelve months as new subscribers are added through targeted acquisitions and marketing efforts.

Gross Income

Gross income for the twelve month period ended December 31, 2012 was $217,082 as compared to

$197,584 for the twelve month period ended December 31, 2011. The increase in gross income over the comparative twelve month periods was tempered by expenses associated with acquiring new cable systems and the costs attendant to such activity. Summit Digital expects gross income to continue to increase as its subscriber base and services offered continue to grow

Net Loss

Net loss for the twelve month period ended December 31, 2012 was $8,411 as compared to net loss of

$48,537 for the twelve month period ended December 31, 2011. The decrease in net losses in the most recent twelve month period can be attributed to increases in revenues and other income while operating expenses have remained relatively consistent. Summit Digital expects that net loss will transition to net income over the next twelve months as its subscriber base expands and operating efficiencies imposed on newly acquired systems are instituted.

Operating Expenses

Operating expenses for the twelve month period ended December 31, 2012 were $267,566 as compared to

$254,141 for the twelve month period ended December 31, 2011. The increase in operating expenses over the comparative twelve month periods can be attributed to increases in general, selling and administrative expenses offset by decreases in salaries and wages. Summit Digital expects that operating expenses will gradually increase over the next twelve months as it seeks to fulfill its model by acquiring available cable and other services systems.

Depreciation and amortization expenses for the twelve month period ended December 31, 2012 was

$11,297 as compared to $9,864 for the year ended December 31, 2011. Depreciation and amortization expenses are expected to continue to increase as Summit Digital acquires additional service related assets.

Other Income

Other income for the twelve month period ended December 31, 2012 increased to $42,073 from $8,020 for the twelve month period ended December 31, 2011, due to some fees received for performing extraordinary emergency repair work on a downed pole and line. Summit Digital may continue to realize other income in future periods.

Capital Expenditures

Summit Digital expended$191,425, less accumulated depreciation of $22,239, on capital expenditures for the period from inception on April 21, 2009 to December 31, 2012 in connection with the acquisition of equipment and service systems.

Income Tax Expense (Benefit)

Summit Digital has a prospective income tax benefit resulting from a net operating loss carry-forward and start up costs that will offset any future operating profit.

Impact of Inflation

Summit Digital believes that inflation has had a negligible effect on operations over the past three years.

Liquidity and Capital Resources

Summit Digital had current assets of $62,527 as of December 31, 2012, consisting of cash and receivables and total assets of $231,783 consisting of current assets and fixed assets including property and equipment of $169,256. Summit Digital had current liabilities of $130,498 as of December 31, 2012,

consisting of accounts payable and accrued expenses and total liabilities of $267,751 consisting of current liabilities and long term debt of $137,253 related to the acquisition of a cable system purchased by

Summit Holdings for stock.  Stockholders’ deficit in Summit Digital was $35,968 at December 31, 2012.

Cash flow provided by operating activities for the twelve month period ended December 31, 2012 was

$60,499 as compared to cash flow used in operating activities of $7,778 for the twelve month period ended December 31, 2011. The cash flows provided by operating activities over the current twelve month period can be attributed to the increase in accounts payable and accrued liabilities.  Summit Digital expects that it will continue to realize cash flow provided by operating activities as net loss is expected to transition to net income.

Cash flow used in investing activities for the twelve month period ended December 31, 2012 was $44,040 as compared to $8,217 provided by investing activities for the twelve month period ended December 31,

2011. The cash flows used in financing activities in the current twelve month period can be attributed to the purchase of property and equipment and the repayment of proceeds from long term debt. Summit

Digital expects to use cash flow in investing activities over the next twelve months as it seeks to expand business operations.

Cash flow used in financing activities for the twelve month periods ended December 31, 2012 and

December 31, 2011 was $0.

Summit Digital’s current assets are insufficient to expand its business model over the next twelve months as it will need at least $500,000 in debt or equity financing to fulfill its operational objectives. Although

Summit Digital has no current commitments or arrangements with respect to, or immediate sources of this funding it believes that if it is acquired by WWA Group it will have access to a broader range of financing sources by virtue of belonging to a publically traded entity. However, no assurances can be given that stockholder approval of the transaction or funding, even as a subsidiary of a public company will be available. Even though WWA Group is the most likely source of new funding in the event its stockholders approve the acquisition, the question then would become whether WWA Group would be able to successfully generate sufficient capital through debt or equity offerings to meet those financial commitments necessary to expand Summit Digital’s business. Should the stockholders of WWA Group reject the acquisition of Summit Digital or WWA Group is unable to procure sufficient funding for

Summit Digital such failure would have a material adverse affect on its ability to fulfill its business.

Summit Digital does not intend to pay cash dividends in the foreseeable future.

Summit Digital had no lines of credit or other bank financing arrangements as of December 31, 2012.

Summit Digital had no commitments for future capital expenditures that were material at December 31,

2012.

Summit Digital has no defined benefit plan or contractual commitment with any officers or directors.

Summit Digital has no current plans for the purchase or sale of any plant or equipment other than that anticipated for the expansion of its business operations.

Summit Digital has no current plans to make any changes in the number of employees other than those employees that might accrete to it as the result of acquiring businesses within the purview of its model.

Off-Balance Sheet Arrangements

As of December 31, 2012, Summit Digital had no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources that are material to stockholders.

Critical Accounting Policies

In Note 1 to the audited financial statements for the years ended December 31, 2012 and 2011,

included hereto, Summit Digital discusses those accounting policies that are considered to be significant in determining the results of operations and its financial position.  Summit Digital believes that the accounting principles utilized by it conform to accounting principles generally accepted in the United States.

The preparation of financial statements requires Summit Digital’s management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis Summit Digital evaluates estimates. Summit Digital bases its estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities.  The actual results may differ from these estimates under different assumptions or conditions.

Going Concern

Summit Digital’s auditors have expressed an opinion as to Summit Digital’s ability to continue as a going concern due to the fact that it has suffered recurring losses from operations. Due to such losses, Summit

Digital’s ability to continue as a going concern is subject to whether it can to procure additional financing to fund its business model. Since there can be no assurance that such funds will be available to Summit

Digital even if it is acquired by WWA Group or that its business model will ultimately be successful the continued operation of the business remains in doubt.  However, should Summit Digital be acquired by

WWA Group, the waiver of all debt owed to Summit Holdings as of June 30, 2012 will result in a net increase in owner’s equity and have a positive effect on Summit Digital’s ability to continue as a going concern.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED

COMMON STOCK

Proposal 2 concerns WWA Group’s proposed amendment to its articles of incorporation, as amended, to increase the number of authorized common shares available for issuance.

On July 12, 2012 our board of directors approved an amendment to article four of our articles of incorporation to increase WWA Group’s authorized common stock from fifty million (50,000,000)

shares, par value $0.001, to two hundred and fifty million (250,000,000) shares, par value $0.001, without affecting the number of issued and outstanding shares.

If this proposal is approved by our stockholders at the Special Meeting, WWA Group will amend its articles of incorporation, as amended, to increase WWA Group’s authorized common stock from fifty million (50,000,000) shares, par value $0.001, to two hundred and fifty million (250,000,000) shares, par value $0.001, without affecting the number of issued and outstanding shares.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting, assuming a quorum is present. Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVING

AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER

OF AUTHORIZED COMMON SHARES.

FURTHER INFORMATION REGARDING PROPOSAL 2

THE AMENDMENT

The primary reason for increasing the number of shares of our authorized common stock would be to increase the number of shares available for issuance in order to complete the acquisition of Summit

Digital and to make available additional shares for the purpose of continuing to expand our business through acquisition. The board of directors is aware that the number of shares currently available for issuance are insufficient to close the share exchange agreement in order to acquire Summit Digital,

insufficient to provide a compensatory element of any further expansion by acquisition and insufficient to enable any future equity financing. For these reasons, we believe that an increase in the number of shares of our authorized common stock is in the best interests of both WWA Group and its stockholders.

Implementation

An increase in the number of WWA Group’s authorized common stock would be implemented by amending our articles of incorporation, as amended, to delete Article IV of the articles of incorporation,

as amended, in its entirety, providing for a new Article IV as follows:

“ARTICLE IV

CAPITAL

The corporation shall have authority to issue Two Hundred and Fifty Million (250,000,000) common shares, one mil ($0.001) par value. There shall be only one class of authorized shares, to wit: common voting stock. The common stock shall have unlimited voting rights provided in the Nevada Business

Corporation Act.

None of the shares of the corporation shall carry with them the pre-emptive right to acquire additional or other shares of the corporation. There shall be no cumulative voting of shares.”

The complete text of the proposed amendment to our articles of incorporation, as amended is attached as

Annex B hereto.

Effective Date

In the event our stockholders approve Proposal 2, the increase in the number of authorized shares of

WWA Group’s common stock would become effective upon the filing of an amendment to the articles of incorporation, as amended, with the Nevada Secretary of State, which is expected to occur as soon as is reasonably practicable on or after the tenth (10th) day following the Special Meeting.

PROPOSAL 3

APPROVAL OF ADJOURNMENT OF SPECIAL MEETING

Proposal 3 concerns WWA Group’s proposal to obtain the approval of its stockholders to adjourn the

Special Meeting if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve or disapprove the Agreement and the

Amendment.

On July 12, 2012 our board of directors approved a proposal to adjourn the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to adopt the Agreement or approve the Amendment.

If this proposal is approved, the Special Meeting could be successively adjourned to any date.

Required Vote

Approval of the meeting adjournment proposal requires the approval of a majority of the votes represented in person or by proxy at the special meeting and entitled to vote on the meeting adjournment proposal. Broker non-votes are counted solely for the purpose of determining a quorum. Abstentions will have the same effect as a vote against this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVING

THE SPECIAL MEETING ADJOURNMENT PROPOSAL

FURTHER INFORMATION REGARDING PROPOSAL 3

ADJOURNMENT

WWA Group stockholders are being asked to approve a proposal, which we refer to as the Adjournment proposal, to approve the adjournment of the Special Meeting, if necessary or appropriate in the view of the WWA Group board of directors, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve or disapprove the Agreement or approve or disapprove the Amendment. If this proposal is approved, the Special Meeting could be successively adjourned to any date.

In this proposal, we are asking you to authorize the holder of any proxy solicited by our board of directors to vote in favor of adjourning the Special Meeting, and any later adjournments, to another time and place.

If the WWA Group stockholders approve the Adjournment proposal, we could adjourn the Special

Meeting, and any adjourned session of the Special Meeting, to a later date and use the additional time to,

among other things, solicit additional proxies in favor of the acquisition of Summit Digital proposal or the increase in authorized share capital proposal, including the solicitation of proxies from holders of WWA

Group common stock that have previously voted against the given proposals. Among other things,

approval of the Adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the acquisition of Summit Digital proposal, we could adjourn the

Special Meeting without a vote on the acquisition of Summit Digital and seek to convince the holders of those shares to change their votes to votes in favor of the adoption of the Agreement.

The WWA Group board of directors believes that if the number of shares of WWA Group common stock present or represented at the Special Meeting and voting in favor of the Agreement or the Amendment are not sufficient to adopt these proposals, it is in the best interests of the holders of WWA Group common stock to enable the board of directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to adopt both Proposal 1 and Proposal 2.

The vote on the Adjournment proposal is a vote separate and apart from the vote on the proposal to approve or disapprove the Agreement or the Amendment. Accordingly, you may vote to approve the

Agreement and the Amendment but not to approve the Adjournment proposal and vice versa. Under our bylaws, the Adjournment proposal requires the approval of a majority of the votes represented in person or by proxy at the Special Meeting and entitled to vote on the proposal.

If the Special Meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you return a proxy and do not indicate how you wish to vote on any proposal, or if you indicate that you wish to vote in favor of the proposal to adopt the Agreement or the Amendment but do not indicate a choice on the

Adjournment proposal, your shares will be voted in favor of the Adjournment proposal. If you indicate that you wish to vote against the proposal to adopt the Agreement or the Amendment, your shares will only be voted in favor of the Adjournment proposal if you indicate that you wish to vote in favor of that proposal.

ADDITIONAL GENERAL INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of WWA Group’s common stock as of March 19, 2013, with respect to: (i) each person known to WWA Group to be the beneficial owner of more than five percent of our common stock; (ii) all directors; and (iii) directors and executive officers as a group.

Title of Class

Names and Addresses of Directors, Officers and

Number of

Percent of

Beneficial Owners

Shares

Class

Eric Montandon

Common Stock

P.O. Box 17774 Jebel Ali Free Zone, Dubai

1,854,074*

7.8%

United Arab Emirates

Digamber Naswa

Common Stock

P.O. Box 17774 Jebel Ali Free Zone, Dubai

60,000

< 0.00%

United Arab Emirates

Common Stock

All executive officers and directors as a group (2)

1,914,074

7.8%

Asia8, Inc.

Common Stock

700 Lavaca Street, Suite 1400, Austin

1,554,074

6.5%

Texas 78701

Akash Kothari Global Business House

Common Stock

P.O. Box 32080, Dubai

1,620,000

6.8%

United Arab Emirates

Rimac Trading Company, Ltd.

Common Stock

P O BOX 262105 Jebel Ali Free Zone

1,620,000

6.8%

United Arab Emirates

SPM Line Lift Machinery Exports, Ltd

Common Stock

P.O. Box 26205 Jebel Ali Free Zone

1,905,000

8%

United Arab Emirates

*   Eric Montandon holds 300,000 shares of WWA Group’s common stock in his own name with Adderley Davis & Associates

Ltd., and is considered the beneficial owner of the 1,554,074 shares held by Asia8, Inc., a publicly reporting company, since he acts a director and the chief executive officer of Asia8, Inc.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. These reports, proxy statements and other information contain additional information about us and will be made available for inspection and copying at our executive offices during regular business hours by any stockholder or a representative of a stockholder as so designated in writing.

Stockholders may read and copy any reports, statements or other information filed by us at the SEC’s public reference room at Station Place, 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of this information by mail from the public reference section of the SEC at Station Place, 100 F

Street, N.E., Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room. Our SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website located at

www.sec.gov. You may also send a written request to our Corporate Secretary at WWA Group, 700

Lavaca Street, Suite 1400, Austin, Texas 78701, Attn: Corporate Secretary, or by calling Eric Montandon at (480) 505-0070.

A list of stockholders will be available for inspection by stockholders of record at our executive offices at

WWA Group, 700 Lavaca Street, Suite 1400, Austin, Texas 78701 during ordinary business hours for 10 days prior to the date of the Special Meeting and will be available for review at the Special Meeting or any adjournment or postponement thereof.

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at WWA Group’s executive office address.

This proxy statement does not constitute the solicitation of a proxy in any jurisdiction to or from any person to whom it is not lawful to make any solicitation in that jurisdiction. The delivery of this proxy statement should not create an implication that there has been no change in the affairs of

WWA Group since the date of this proxy statement or that the information herein is correct as of any later date.

Summit Digital supplied, and we have not independently verified, the information in this proxy statement exclusively concerning Summit Digital.

Stockholders should not rely on information other than that contained or incorporated by reference in this proxy statement. We have not authorized anyone to provide information that is different from that contained in this proxy statement. This proxy statement is dated March 19, 2013. No assumption should be made that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement will not create any implication to the contrary.

Notwithstanding the foregoing, if there is any material change in any of the information previously disclosed, we will, where relevant and to the extent required by applicable law, update such information through a supplement to this proxy statement.

WWA GROUP, INC. AND SUBSIDIARIES

Years Ended December 31, 2011 and 2010

Contents

Page

Report of Independent Registered Public Accounting Firm

F-2

Consolidated Balance Sheets

F-3

Consolidated Statements of Income

F-4

Consolidated Statement of Stockholders’ Equity

F-5

Consolidated Statements of Cash Flows

F-6

Notes to Consolidated Financial Statements

F-7

Pinaki & Associates LLC

Certified Public Accountants

625 Barksdale Rd., Ste# 113

Newark, DE  19711

Phone: 408-896-4405 | pmohapatra@pinakiassociates.com

To the Board of Directors

WWA Group, Inc.

700 Lavaca Street, Suite 1400, Austin Texas 78701

We have audited the accompanying consolidated balance sheets of WWA Group, Inc. and subsidiaries as of December 31, 2012 and 2011, and the related consolidated statements of income, stockholders’ equity and cash flows for the years ended December 31, 2012 and 2011. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight

Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of WWA Group, Inc. and subsidiaries as of December 31, 2012 and 2011,

and the related consolidated statements of income, stockholders’ equity and cash flows for the years ended December 31, 2012 and 2011, in conformity with accounting principles generally accepted in the

United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the financial statements, the Company has suffered recurring losses from operations that raises a substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Pinaki & Associates, LLC

Pinaki & Associates, LLC

Hayward, CA

March 6, 2013

WWA GROUP, INC.

Consolidated Balance Sheets

December 31,

December 31,

ASSETS

2012

2011

Current assets:

Cash

$

1,840    $

49,010

Prepaid expenses

-

32,406

Other current assets

17,260

14,719

Total current assets

19,100

96,136

Goodwill

-

181,250

Total Assets

$

19,100    $

277,386

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

Accounts payables

-

27,856

Accrued expenses

18,234

170,563

Short Term Debt - Notes Payable

-

361,840

Total current liabilities

18,234

560,259

Long-term debt

-

-

Total liabilities

$

18,234    $

560,259

Stockholders' equity:

Common stock, $0.001 par value, 50,000,000 shares

authorized; 23,841,922 and 22,591,922 shares respectively issued and outstanding

23,842

22,592

Additional paid-in capital

4,472,830

4,449,080

Retained earnings

(4,495,806)

(4,650,299)

Non-controlling interest

-

(104,247)

Total stockholders' equity:

866

(282,874)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY

$

19,100    $

277,386

The accompanying notes are an integral part of these consolidated financial statements.

WWA GROUP, INC.

Consolidated Statements of Income

Year ended December 31

2012

2011

Revenues from commissions and services

-

-

Revenues from sales of equipment

-

-

Total net revenues

-

-

Direct costs - commissions and services

-

-

Direct costs - sales of equipment

-

-

Gross profit

-

-

Operating expenses:

General, selling and administrative expenses

88,201

120,408

Salaries and wages

-

6,408

Total operating expenses

88,201

126,816

Loss from operations

(88,201)

(126,816)

Other income (expense):

Interest expense

-

(1,644)

Impairment of Notes receivables

-

(1,711,003)

Loss on Equity investment

105,168

(2,475,661)

Interest income

-

68,541

Other income (expense)

116,565

(264,827)

Total other income (expense)

221,733

(4,384,594)

Income(Loss) before income taxes

133,532

(4,511,410)

Provision for income taxes

$

-    $

-

Net Income(Loss) from operations

$

133,532    $

(4,511,410)

Non Controlling Loss

$

-    $

(12,111)

Income(Loss) for the year

$

133,532    $

(4,499,299)

Basic earnings per common share

$

0.01    $

(0.20)

Diluted earnings per common share

$

0.01    $

(0.20)

Weighted average shares - Basic

23,841,922

22,591,922

Weighted average shares - Diluted

23,302,305

22,591,922

The accompanying notes are an integral part of these consolidated financial statements.

WWA GROUP, INC.

Consolidated Statements of Stockholders' Equity

Year Ended December 31, 2012

Additional

Common Stock

Paid-in

Retained      Non-Controlling

Shares

Amount

Capital

Earnings

Interest

Total

Balance December 31, 2010

22,591,922

22,592

4,449,080

(151,000)

-

4,320,672

Net loss

-

-

-      (4,499,299)

-      (4,499,299)

Non Controlling interest

-

-

-

-

(104,247)

(104,247)

Balance December 31, 2011

22,591,922

22,592

4,449,080      (4,650,299)

(104,247)

(282,874)

Common Stock issued for Debt

1,250,000

1,250

23,750

-

-

25,000

Shares of WWA Group, Inc. in

Infrastructure Development

Corp. net loss from November

21, 2011 to December 31, 2012

unconsolidated in June 2012

-

-

-

20,961

-

20,961

Non controlling interest written

back

-

-

-

-

104,247

104,247

Net Income

-

-

-

133,532

-

133,532

Balance December 31, 2012

23,841,922

23,842

4,472,830      (4,495,805)

-

The accompanying notes are an integral part of these consolidated financial statements.

WWA GROUP, INC.

Consolidated Statements of Cash Flow

For year ended December 31,

2012

2011

Cash flows from operating activities:

Net income ( loss)

$

133,532    $

(4,499,299)

Adjustments to reconcile net income to net cash

provided by operating activities

(Gain) loss on equity investment

(105,168)

-

Difference in retained earnings due to non-consolidation

of Infrastructure Development Corp.

20,961

-

Changes in operating assets and liabilities:

Decrease (Increase) in:

Prepaid expenses

32,406

(32,406)

Other current assets

(2,541)

250,116

Impairment of notes receivable

-

1,711,003

Impairment of investment

2,475,661

Increase (decrease) in:

Accounts payable

(27,856)

27,856

Accrued liabilities

(152,329)

78,343

Net cash provided by (used in) operating activities

(100,995)

11,274

Cash flows from investing activities:

Acquisition of business net of cash

-

(285,497)

(Increase) decrease in note receivable

-

1,221,000

(Increase) decrease in goodwill

181,250

-

(Increase) decrease in non-controlling interest

104,247

-

Purchase of investment through conversion of note

-

(1,256,441)

Net cash provided by (used in) investing activities

285,497

(320,938)

Cash flows from financing activities:

Payments/Proceeds from short-term notes payable

(361,840)

354,840

Debt settlement by issuance of equity investment

105,168

-

Debt settlement by issuance of common stock

25,000

-

Net cash provided by (used in) financing activities

(231,672)

354,840

Net increase (decrease) in cash and cash equivalents

(47,170)

45,176

Cash and cash equivalents at beginning of year

49,010

3,835

Cash and cash equivalents at end of period

$

1,840    $

49,010

The accompanying notes are an integral part of these consolidated financial statements.

NOTE A – ORGANIZATION AND BASIS OF PRESENTATION

WWA Group, Inc., (“WWA Group”) operated through October 31, 2010 in Jebel Ali, Dubai, United Arab

Emirates  (U.A.E)  under  a  trade  license  from  the  Jebel  Ali  Free  Zone  Authority.  Operations  consisted  of

auctioning   off   used   and   new   heavy   construction   equipment,   transportation   equipment   and   marine

equipment,  the  majority  of  which  on  a  consignment  basis.  During  the  year  ended  December  31,  2012,

subsequent  to October  31, 2010  WWA  Group’s  operations  primarily consisted of focusing on developing its subsidiary, and assisting in the growth of its investment entity.

On  October  31,  2010,  WWA  Group  sold  its  100%  interest  in  its  wholly owned  subsidiaries,  World  Wide and Crown  to Seven  International  Holdings,  Ltd.  (“Seven”),  a Hong Kong based investment company for an  assumption  by  Seven  of  all  the  assets  and  liabilities  of  the  World  Wide  subject  to  certain  exceptions.

The  disposition  did  not  affect WWA Group’s  interest  in Asset  Forum,  LLC.,  its ownership  of  proprietary on-line auction software or its equity interest in Infrastructure Developments Corp. (“Infrastructure”)

On  April  14,  2010,  Intelspec  International,  Inc.  (“Intelspec”),  our  former  minority  owned  unconsolidated subsidiary,  concluded  an  agreement  with  Infrastructure,  a  publicly  traded  company,  pursuant  to  which

Intelspec  became  a  subsidiary of  Infrastructure.  WWA  Group  acquired  an  approximately 22%  interest  in

Infrastructure  as   a   result   of   the   transaction.   In   July  2010,   WWA  Group   sold   4,000,000  shares   of

Infrastructure   at   a   value   of   $320,000   reducing   WWA   Group’s   investment   to   17.75%.   Further   on

November  21,  2011  WWA  Group  acquired  165,699,842  shares  of  common  stock  of  Infrastructure  on conversion  of WWA  Group’s convertible promissory note. On  December  31st,  2011  WWA Group  owned

63.38%  of  Infrastructure  making  it  a  controlling  shareholder  of  Infrastructure  causing  the  Infrastructure financials  to  be  consolidated  with  those  of  WWA  Group,  Inc.  However,  as  of  June  30,  2012  WWA

Group's  shareholding  in  infrastructure  has  decreased  to  29.62%  due  to  certain  debt  settlement  amounting to a disposition of an aggregate of 67,509,667 IDVC shares. Since WWA Group is no longer a controlling shareholder it no longer consolidates its accounts with that of Infrastructure.

WWA  Group  includes  the  accounts  of  (i)  its  wholly  owned  subsidiary,  Asset  Forum  LLC,  a  company founded by WWA Group in the state of Nevada on January 7, 2010.

The  consolidated  financial  statements  present  the  financial  position,  results  of  operation,  changes  in stockholder’s  equity  and  cash  flows  of  WWA  Group  and  its  subsidiaries.  All  significant  inter-company balances and transactions have been eliminated.

NOTE B – GOING CONCERN

The accompanying consolidated financial statements have been prepared on  a going concern basis,  which contemplates  the  realization  of  assets  and  liabilities  in  the  normal  course  of  business.  Accordingly,  they do  not  include  any  adjustments  relating  to  the  realization  of  the  carrying  value  of  assets  or  the  amounts and  classification  of  liabilities  that  might  be  necessary  should  WWA  Group  be  unable  to  continue  as  a going concern.  WWA  Group  has  accumulated  losses and  working capital  and cash  flows  from operations are  negative  which  raises  doubt  as  to  the  validity  of  the  going  concern  assumptions.  These  financials  do not  include  any  adjustments  to  the  carrying  value  of  the  assets  and  liabilities,  the  reported  revenues  and expenses  and  balance  sheet  classifications  used  that  would  be  necessary if  the  going  concern  assumption were not appropriate; such adjustments could be material.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of WWA Group and its subsidiaries is presented to assist

in   understanding   WWA   Group’s   financial   statements.   The   financial   statements   and   notes   are

representations  of  WWA  Group’s  management  who  is  responsible  for  the  integrity  and  objectivity of  the financial  statements.  These  accounting  policies  conform  to  generally  accepted  accounting  principles  and have been consistently applied in the preparation of the financial statements.

Basis of Presentation

The  consolidated  financial  statements  present  the  financial  position,  results  of  operation,  changes  in stockholder’s  equity  and  cash  flows  of  WWA  Group  and  its  subsidiaries.  All  significant  inter-company balances  and  transactions  have  been  eliminated.  Investments  in  entities  in  which  WWA  Group  can exercise  significant  influence,  but  does  not  own  a  majority  equity  interest  or  otherwise  control,  are

accounted   for   using  the   equity  method   and   are   included   as   investments   in   equity  interests   on   the

consolidated  balance  sheets.  Effective  July  1,  2009,  WWA  Group  adopted  the  Accounting  Standards

Codification (the  “Codification”),  as  issued  by  the  FASB.  The  Codification  became  the  single  source  of authoritative generally accepted accounting principles (“GAAP”) in the U.S.

Cash and Cash Equivalents

WWA  Group  considers  all  highly  liquid  investments  purchased  with  maturity  of  three  months  or  less  to be cash equivalents.

As  of  December  31,  2012  and  2011,  there  were  no  cash  and  cash  equivalents  held  with  a  bank  as compensating balance against borrowing arrangements.

Concentration of Credit Risk

WWA  Group’s financial  instruments  that  are exposed to  concentrations  of  credit  risk consist  primarily of

cash   and   cash   equivalents,   accounts   receivable,   and   investments.   WWA   Group’s   cash   and   cash

equivalents  are  maintained  with  high-quality  international  banks  and  financial  institutions.  WWA  Group believes no significant concentration of credit risk exists with respect to these cash investments.

WWA  Group  routinely  assesses  the  financial  strength  of  its  customers  and  provides  an  allowance  for doubtful accounts as necessary. Credit losses have been minimal to date.

Accounts Receivable and Allowance for Doubtful Accounts

WWA  Group  grants  credit  terms  in  the  normal  course  of  business  to  its  customers.  Accounts  receivables are stated at the amount management expects to collect from outstanding balances after discounts and bad debts, taking into account credit worthiness of customers and history of collection.

The   allowance   for   doubtful   accounts   is   based   on   specifically  identified   amounts   that   management

believes  to  be  uncollectible.  If  actual  collections  experience  changes,  revisions  to  the  allowance  may  be required.  No  allowance  for  doubtful  accounts  is  provided  as  company  is  collecting  amount  without default.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventory

Inventories  consist  of  equipment  to  be  sold  in  auctions  and  otherwise,  stated  at  the  lower  of  cost  or market.  The  cost  is  determined  by  specific  identification  method.  Cost  includes  purchase  price,  freight,

insurance,  duties  and  other  incidental  expenses  incurred  in  bringing  inventories  to  their  present  location and  condition.  WWA  Group  records  a  reserve  if  the  fair  value  of  inventory is  determined  to  be  less  than the cost.

Property and Equipment

Property   and   equipment   are   stated   at   cost   less   depreciation   and   provision   for   impairment   where

appropriate.  Depreciation  expense  is  computed  using  the  straight-line  method  over  estimated  useful  lives of  three  to  five  years  except  for  the  vessel  in  which  case  the  estimated  useful  life  is  twenty  years.  Gains and losses on depreciable assets retired or sold are recognized in the statement of operations in the year of disposal. All repair and maintenance costs are expensed as incurred.

Impairment of Long-Lived Assets

WWA  Group  reviews  long-lived  assets  such  as  property,  equipment,  investments  and  definite-lived intangibles  for  impairment  annually  and  whenever  events  or  changes  in  circumstances  indicate  that  the carrying  value  of an  asset  may not  be  recoverable.  As required  by Statement  FASB  Accounting Standard

Codification  360,  WWA  Group  uses  an  estimate  of  the  future  undiscounted  net  cash  flows  of  the  related asset  or  group  of  assets  over  their  remaining  economic  useful  lives  in  measuring  whether  the  assets  are recoverable.  If  the  carrying  amount  of  an  asset  exceeds  its  estimated  future  cash  flows,  an  impairment charge is  recognized for the amount by which the  carrying amount  exceeds the estimated fair  value  of the asset.  Impairment  of long-lived  assets is  assessed at the lowest levels for  which there are identifiable cash flows  that  are  independent of other  groups  of  assets.  Assets  to  be disposed of  are  reported  at  the lower  of the  carrying  amount  or  fair  value,  less  the  estimated  costs  to  sell.  In  addition,  depreciation  of  the  asset ceases.  During  the  years  ended  December  31,  2012  and  2011,  no  significant  impairment  of  long-lived assets was recorded.

Investment in Equity Interest

WWA  Group  has  approximately  27%  and  63%  as  of  December  31,  2012  and  December  31,  2011

respectively  in  a  consolidated  subsidiary.  During  the  year  ended  December  31,  2010  the  company  had maintained  the  accounts  under  the  equity  method  of  accounting  whereby  WWA  Group  records  its proportionate share of the net income or loss of the equity interest up to June 30, 2010. On November 21,

2011WWA  Group  converted  its  Notes  Receivable  to  equity  investment  and  received  165,699,842  shares and  ended  up  holding 63%  shares  of  Infrastructure.  As WWA Group  has  become a  majority share  holder as  of  November  21,  20111  it  has  consolidated  its  financials  with  those  of  Infrastructure  as  of  December

31,  2011.  and  March  31,  2012.  As  of  December  31,  2012  WWA  Group  no  longer  consolidates  its accounts  with  those  of  Infrastructure  due  to  the  decrease  in  its  interest  and  the  full  impairment  of  its remaining equity investment in infrastructure.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment in Related Party

WWA  Group  did  not  have  any  investment  in  related  party  as  of  December  31,  2012  and  December  31,

2011. Until October 31, 2010 WWA Group accounted for its equity investment in a foreign affiliate using the fair value measurement principles.  WWA  Group reviews its investments annually for  impairment  and records  permanent  impairments  as  a  loss  on  the  income  statement.  For  the  years  ended  December  31,

2012  and  2011  the  loss  on  equity  investment  includes  $0  and  $2,475,661  respectively  of  impairment charge.

Revenue Recognition

Revenues  from commissions  and  services consist  of  revenues  earned in  WWA  Group’s  capacity as  agent for  consignors  of  equipment,  incidental  interest  income,  internet  and  proxy  purchase  fees,  and  handling fees  on  the  sale  of  certain  lots.  All  commission  revenue  is  recognized  when  the  auction  sale  is  complete,

the  equipment  is  delivered  to  the  buyer,  and  WWA  Group  has  determined  that  the  auction  proceeds  are collectible.  Revenues  from  sales  of  equipment  originate  from  the  auctioned  sale  of  equipment  inventory owned by WWA  Group. WWA Group recognizes the revenue from such sales when the auction  has been completed,  the  equipment  has  been  delivered  to  the  purchaser,  and  collectability  is  reasonably  assured.

All costs of goods sold are accounted for under direct costs.

Revenues  from  sales  of  equipment  originate  from  the  auctioned  and  private  sale  of  equipment  inventory owned  by  the  Company.  WWA  Group  recognizes  the  revenue  from  such  sales  when  the  sale  has  been invoiced,  the  equipment  has  been  delivered  to  the  purchaser,  and  collectability is  reasonably assured.  All costs of goods sold are accounted for under direct costs

Income Taxes

Deferred  income  taxes  are  determined  based  on  the  differences  between  the  financial  reporting  and  tax bases  of  assets  and  liabilities  and  are  measured  using  the  currently  enacted  tax  rates  and  laws.  WWA

Group records a valuation allowance against particular deferred income  tax assets  if it is more likely than not  that  those  assets  will  not  be  realized.  The  provision  for  income  taxes  comprises  WWA  Group’s current tax liability and change in deferred income tax assets and liabilities.

Significant  judgment  is  required  in  evaluating  WWA  Group’s  uncertain  tax  positions  and  determining  its provision  for  income  taxes.  WWA  Group  establishes  reserves  for  tax-related  uncertainties  based  on estimates of whether, and the  extent to which,  additional taxes will be due. These reserves  are established when WWA Group believes that  certain positions might  be challenged despite its belief that its tax return positions  are  in  accordance  with  applicable  tax  laws.  WWA  Group  adjusts  these  reserves  in  light  of changing facts  and  circumstances,  such  as  the  closing of  a  tax audit,  new tax  legislation,  or the  change  of an  estimate.  To  the  extent  that  the  final  tax  outcome  of  these  matters  is  different  than  the  amounts

recorded,   such   differences   will   affect   the  provision  for   income  taxes   in   the  period  in   which   such

determination  is  made.  The  provision  for  income  taxes  includes  the  effect  of  reserve  provisions  and changes to reserves that are considered appropriate, as well as the related net interest and penalties.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Share-Based Compensation

For   stock-based   awards   granted   on   or   after   January   1,   2006,   WWA   Group   records   stock-based

compensation  expense  based  on  the  grant  date  fair  value,  estimated  in  accordance  with  the  provisions  of

ASC 718 and ASC 505-50.

Under  the  2006  Benefit  Plan  of  WWA  Group,  Inc.,  WWA  Group  may  issue  stock,  or  grant  options  to acquire,  up  to  2,500,000  shares  of  WWA  Group's  common  stock  to  employees  or  other  individuals

including  consultants   or   advisors,   who  render  services   to   WWA  Group  or  our  subsidiaries.  As   of

December  31,  2011  1,250,000  registered  securities  remained  available  for  issuance  or  grant  under  the

Plan.  On  June  6,  2012  WWA  Group  authorized  and  approved  the  issuance  of  remaining  1,250,000 common shares available pursuant to the plan valued at $0.02 a share.

Foreign Exchange

WWA Group’s reporting currency is the United States dollar. WWA Group’s functional currency is also the  U.S.  Dollar.  (“USD”)  Transactions  denominated  in  foreign  currencies  are  translated  into  USD  and recorded  at  the  foreign  exchange  rate  prevailing  at  the  date  of  the  transaction.  Monetary  assets  and liabilities  denominated  in  foreign  currencies,  which  are  stated  at  historical  cost,  are  translated  into  USD at  the  foreign  exchange  rates  prevailing  at  the  balance  sheet  date.  Realized  and  unrealized  foreign exchange differences arising on translation are recognized in the income statement.

Fair Value Measurements

Effective  July  1,  2008,  WWA  Group  adopted  new  fair  value  accounting  guidance.  The  adoption  of  the guidance  was  applied  to  long-lived  assets  such  as  property,  equipment,  investments  and  definite-lived intangibles.  The  guidance  defines  fair  value  as  the  price  that  would  be  received  from  selling  an  asset  or paid  to  transfer  a  liability in  an  orderly transaction  between  market  participants  at  the  measurement  date.

When  determining  the  fair  value  measurements  for  assets  and  liabilities  required  or  permitted  to  be recorded at fair value, WWA Group considers the principal or most advantageous market in which WWA

Group  would  transact  business  and  considers  assumptions  that  market  participants  would  use  when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.

The guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The guidance establishes three levels of inputs that may be used to measure fair value:

Level 1 — Quoted prices in active markets for identical assets or liabilities.

Level  2  —  Observable  inputs  other  than  Level  1  prices  such  as  quoted  prices  for  similar  assets  or

liabilities;  quoted  prices  in   markets  with  insufficient   volume  or  infrequent   transactions  (less  active

markets); or model-derived valuations in which all significant inputs are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value Measurements - continued

Level  3 — Unobservable inputs to the valuation methodology those  are significant  to the  measurement of fair value of assets or liabilities.

All of WWA Group’s  available-for-sale investments and  non-marketable equity securities are subject to a periodic  impairment  review.  Investments  are  considered  to  be  impaired  when  a  decline  in  fair  value  is judged  to  be  other-than-temporary.  This  determination  requires  significant  judgment.  For  publicly traded investments,  impairment  is  determined  based  upon  the  specific  facts  and  circumstances  present  at  the time, including a  review of  the closing price  over  the previous  six months,  general  market  conditions  and

WWA  Group’s  intent  and  ability  to  hold  the  investment  for  a  period  of  time  sufficient  to  allow  for recovery.  For  non-marketable  equity  securities,  the  impairment  analysis  requires  the  identification  of events  or  circumstances  that  would  likely  have  a  significant  adverse  effect  on  the  fair  value  of  the

investment,   including   revenue   and   earnings   trends,   overall   business   prospects   and   general   market

conditions  in  the  investees’  industry  or  geographic  area.  Investments  identified  as  having  an  indicator  of

impairment   are   subject   to   further   analysis   to  determine   if  the  investment   is   other-than-temporarily

impaired, in which case the investment is written down to its impaired value.

In  determining  that  a  decline  in  value  of  one  of  our  investments  has  occurred  during  the  period  ended

December  31,  2012  and  is  other  than  temporary,  an  assessment  was  made  by  considering  available

evidence,   including   the   general   market   conditions,   WWA   Group’s   financial   condition,   near-term

prospects, market comparables and subsequent rounds of financing. The valuation also takes into account the  capital  structure,  liquidation  preferences  for  its  capital  and  other  economic  variables.  The  valuation methodology  for  determining  the  decline  in  value  of  non-marketable  equity  securities  is  based  on  inputs that  require  management  judgment.  As  a  result  we  impaired  investment  in  Infrastructure  $2,475,661 during the year ended December 31, 2011.

Income per Common Share

The  computation of  basic earnings  per common  share is  based on the  weighted average  number  of shares outstanding  during  each  year.  The  computation  of  diluted  earnings  per  common  share  is  based  on  the weighted  average  number  of  shares  outstanding  during  the  year,  plus  the  common  stock  equivalents  that would  arise  from the  exercise  of stock options  and  warrants  outstanding,  using the  treasury stock method and  the  average  market  price  per  share  during  the  year.  As  of  December  31,  2012  there  were  no outstanding common stock equivalents.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in

United  States   of  America  requires   management   to  make  estimates   and  assumptions   that  affect  the

reported  amounts  of  assets  and  liabilities  and  disclosure  of  contingent  assets  and  liabilities  at  the  date  of the  financial  statements  and  the  reported  amounts  of  revenues  and  expenses  during  the  reporting  period.

Actual results could differ from those estimates.

NOTE C - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent accounting pronouncements

In  June  2011,  the  FASB  issued  ASU  No. 2011-05, Comprehensive  Income  (Topic  220):  Presentation  of

Comprehensive  Income to  increase  the  prominence  of  items  reported  in  other  comprehensive  income.

Specifically,   the   new   guidance   allows   an   entity   to   present   components   of   net   income   or   other

comprehensive  income  in  one  continuous  statement,  referred  to  as  the  statement  of  comprehensive income, or in two separate, but consecutive statements. The new guidance eliminates the current option to report  other  comprehensive  income  and  its  components  in  the  consolidated  statement  of  shareholder's equity.  While  the  new guidance  changes  the  presentation  of comprehensive  income,  there  are  no  changes to  the  components  that  are  recognized  in  net  income  or  other  comprehensive  income  under  current accounting  guidance.  This  new  guidance  is  effective  for  fiscal  years  and  interim  periods  beginning  after

December 15,  2011.  We  adopted  the  new  guidance  and  it  had  no  impact  on  our  consolidated  financial position, results of operations or cash flows.

In  September  2011,  the  FASB  issued  Accounting  Standards  Update  (ASU)  No.  2011-08,  Intangibles—

Goodwill  and Other  (Topic 350): Testing Goodwill  for Impairment. ASU  2011-08 is  intended to simplify how entities,  both  public  and  nonpublic,  test  goodwill  for  impairment.  ASU  2011-08  permits  an  entity to first  assess  qualitative  factors  to  determine  whether  it  is  "more  likely  than  not"  that  the  fair  value  of  a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the  two-step  goodwill  impairment  test  described  in  Topic  350,  Intangibles-Goodwill  and  Other.  The

more-likely-than-not  threshold  is  defined  as  having  a  likelihood  of  more  than  50%.  ASU  2011-08  is effective  for  annual  and  interim  goodwill  impairment  tests  performed  for  fiscal  years  beginning  after

December  15,  2011.  We  adopted  the  new  guidance  and  it  had  no  impact  on  our  consolidated  financial position, results of operations or cash flows.

In  February 2013,  the  FASB  issued  authoritative  guidance  related  to  reclassifications  out  of  accumulated

OCI. Under the amendments in this update, an entity is required to report, in one place, information about reclassifications  out  of  accumulated  OCI  and  to  report  changes  in  its  accumulated  OCI  balances.  For significant  items reclassified out of accumulated OCI to net  income in their entirety in the  same reporting period,  reporting  is  required  about  the  effect  of  the  reclassifications  on  the  respective  line  items  in  the statement  where net  income is  presented.  For  items  that  are not  reclassified to net income in their entirety in the same reporting period, a cross reference to other disclosures currently required under U.S. GAAP is required  in  the  notes  to  the  consolidated  financial  statements.  We  plan  to  adopt  this  guidance  in  the  first quarter  of  fiscal  year  2013  and  do  not  believe  that  the  adoption  of  this  guidance  will  have  a  material impact on its Consolidated Financial Statements.

NOTE D – INVESTMENTS

Investment in Equity Interest

In  December  2006,  WWA  Group  acquired  a  32.5%  interest  in  Power  Track  Projects,  FZE  (“PTP”)  for  a consideration of $1,786,000. PTP is a Dubai, UAE entity which operates a rock crushing and stone quarry in  Ras  Al  Khaimah,  UAE.  The  ownership  interest  was  increased  to  approximately  35%  in  2007.  In

October  2008,  WWA  Group’s  shares  of  PTP  were  exchanged  for  shares  of  Intelspec  International,  Inc

(“Intelspec”).  The  exchange  resulted  in  the  WWA  Group’s  ownership  of  32%  of  Intelspec.  In  December

2009,  Intelspec  raised  additional  equity  financing  through  issuance  of  stock  thus  resulting  in  a  reduction of  WWA  Group’s  ownership  interest  to  30%.  In  April  2010  Intelspec  was  acquired  by  Infrastructure,

setting  WWA  Group’s  ownership  interest  in  Infrastructure  at  22%.  In  July  2010,  WWA  Group  sold  4 million shares of Infrastructure at a value of $320,000 reducing WWA Group’s investment to 17.75%.

As  of  December  31,  2009  WWA  Group  owned  a  30%  equity  interest  in  Intelspec  International,  Inc.

WWA  Group  accounted  for  its  interest  in  Intelspec  using  the  equity  method  of  accounting  whereby

WWA  Group  recorded its  proportionate  share  of the  net  income  or loss  attributable  to the  equity interest.

In  April  2010  Intelspec  was  acquired  by  Infrastructure,  a  publicly  traded  company,  which  acquisition reduced  WWA  Group's  equity  interest  to  24%.  In  July  2010,  WWA  Group  sold  shares  of  its  common stock in a private transaction, further reducing WWA Group’s ownership interest to 18%.

On November 21, 2011 WWA Group converted its Notes Receivable to Infrastructure to equity as a result

of   which   as   of   December   31,   2011   WWA   Group  owns   approximately  63%   of  common   stock  of

Infrastructure. WWA Group recorded a gain of $0 for the year ended December 31, 2011 and $47,353 for the  year  ended  December  31,  2010.  As  WWA  Group  has  become  majority share  holder  of  Infrastructure as  of November  21,  2011,  the  financials  of Infrastructure as  of December  31,  2011  has  been  consolidated with WWA Group Inc for reporting purpose.

On  June  30,  2012  WWA  Group  divested  itself  of  67,509,667  shares  of  Infrastructure  in  a  series  of  debt settlement  agreements,  which  settlements  deceased  WWA  Group's  equity  interest  in  Infrastructure  to

29.62%.

As of December 31, 2012 WWA Group's equity interest in Infrastructure further decreased to 26.99% due to issuance of additional shares by Infrastructure.

NOTE E – SHORT TERM BORROWINGS AND LINES OF CREDIT

WWA  Group  has  short  term  borrowings  from  unrelated  entities.  The  notes  are  unsecured,  are  due  upon demand,  and require  payment  of interest  at  a  monthly rate  of 2% to  3%,  to  be  added  to  the  principal  loan amount.  The  notes  payable  represents  the  total  borrowings  of  $  0  and  $361,840  under  the  note  as  of

December  31,  2012  and  2011,  respectively.  The  interest  expense  on  these  borrowings  amounted  to  $0  in both the years ended December 31, 2012 and 2011.

NOTE F – STOCK OPTIONS

Under  FASB  Accounting  Standard  Codification  718,  WWA  Group  estimates  the  fair  value  of  each  stock award  at  the  grant  date  by  using  the  Black-Scholes  option  pricing  model.  There  were  no  grants  of  stock awards during 2012 and in 2011. WWA Group recorded no expense for 2012 an 2011 for the fair value of the stock options granted.

The following weighted average assumptions were used for grants made during the year ended December

31, 2008:

Dividend yield of zero percent for all periods; expected volatility of 58.20% and 63.76%; risk-free interest rates of 2.24% and 3.94% and expected lives of 1.0 and 2.0, respectively.

A summary of the status of WWA Group's stock options as of December 31, 2012 and changes during the years ended December 31, 2011 and 2010 is presented below:

Weighted

Weighted

Number of

Average

Average

Options

Exercise

Grant Date

Price

Fair Value

Outstanding December 31, 2007

576,973

$ 1.00

$ 0.23

Granted

100,000

$ 0.36

$ 0.17

Expired

-

$ 0.00

$ 0.00

Exercised

-

$ 0.00

$ 0.00

Outstanding December 31, 2008

676,973

$ 0.36

$ 0.17

Exercisable

676,973

$ 0.36

$ 0.17

Granted

-

$ 0.00

$ 0.00

Exercised

-

$ 0.00

$ 0.00

Expired

(676,973)

$ 0.36

$ 0.17

Outstanding December 31, 2009 &

2010 & 2011 and 2012

-

$ 0.00

$ 0.00

NOTE G – INCOME TAXES

Deferred  income  taxes  are  determined  based  on  the  differences  between  the  financial  reporting  and  tax bases  of  assets  and  liabilities  and  are  measured  using  the  currently  enacted  tax  rates  and  laws.  WWA

Group records a valuation allowance against particular deferred income  tax assets  if it is more likely than not  that  those  assets  will  not  be  realized.  The  provision  for  income  taxes  comprises  WWA  Group’s current tax liability and change in deferred income tax assets and liabilities.

Significant  judgment  is  required  in  evaluating  WWA  Group’s  uncertain  tax  positions  and  determining  its provision  for  income  taxes.  WWA  Group  establishes  reserves  for  tax-related  uncertainties  based  on estimates of whether, and the  extent to which,  additional taxes will be due. These reserves  are established when WWA Group believes that  certain positions might  be challenged despite its belief that its tax return positions  are  in  accordance  with  applicable  tax  laws.  WWA  Group  adjusts  these  reserves  in  light  of changing facts  and  circumstances,  such  as  the  closing of  a  tax audit,  new tax  legislation,  or the  change  of an  estimate.  To  the  extent  that  the  final  tax  outcome  of  these  matters  is  different  than  the  amounts

recorded,   such   differences   will   affect   the  provision  for   income  taxes   in   the  period  in   which   such

determination  is  made.  The  provision  for  income  taxes  includes  the  effect  of  reserve  provisions  and changes to reserves that are considered appropriate, as well as the related net interest and penalties.

NOTE H – RELATED PARTY TRANSACTIONS

As of December 31, 2012 WWA Group has no related party investments.

NOTE I – COMMITMENTS AND CONTINGENCIES

Contingencies

WWA Group may become or is subject to investigations, claims or lawsuits ensuing out of the conduct of its  business.  WWA Group  is  currently not  aware  of  any such  items,  except  those  discussed  below,  which it believes could have a material effect on its financial position.

NOTE J – ACQUISITION

WWA  Group,  Inc.  announced  on  July  19,  2012  that  it  has  agreed  to  acquire  all  of  the  issued  and outstanding  shares  of  Summit  Digital,  Inc.  ("Summit  Digital"),  a  Michigan-based  multi-system  operator providing Cable TV, Broadband Internet,  voice  telephony and related service to  a rapidly expanding base of rural, semirural, and gated communities in the American Midwest.

The  transaction  provides  that  the  sole  shareholder  of  Summit  Digital  will  exchange  one  hundred  percent

(100%)  of  the  issued  and  outstanding  shares  of  Summit  Digital  for  ninety  nine  million  (99,000,000)

shares  or  eighty  percent  (80%)  of  WWA  Group  and  the  appointment  of  two  new  members  to  WWA

Group's board of directors.

NOTE K – SEGMENT INFORMATION

WWA  Group  has  adopted  FASB  Accounting  Standard  Codification  Topic  280,  "Disclosure  about

Segments  of  an  Enterprise  and  Related  Information."  WWA  Group  once  conducted  its  operations principally in auctions of heavy equipment through World Wide and in ship chartering through Crown.

Certain financial information concerning WWA Group's operations in different segments is as follows:

For the years ended

December 31,

Amount($)

Revenues

2012

-

2011

-

Operating expenses

2012

(88,201)

2011

(126,816)

Operating income (loss)

2012

(88,201)

2011

(126,816)

Interest expense

2012

-

2011

(1,644)

Other income (expense)

2012

221,733

2011

(4,382,950)

Assets (net of intercompany accounts)

2012

19,100

2011

277,387

Depreciation and amortization

2012

-

2011

-

Property and equipment acquisitions

2012

-

2011

-

NOTE  L - SUBSEQUENT EVENTS

WWA Group evaluated its December 31, 2012 financial statements for subsequent events through the date the  financial statements were originally issued. Other than the  events  noted  below, WWA Group is  not  aware  of  any subsequent  events  which  would  require  recognition  or  disclosure  in  the  financial statements.

On July 12, 2012 WWA Group enter into a Share Exchange Agreement to acquire all of the issued and outstanding shares of Summit Digital, Inc. subject to shareholder approval.

SUMMIT DIGITAL, INC.

Years Ended December 31, 2012 and 2011

Contents

Page

Report of Independent Registered Public Accounting Firm

F-19

Consolidated Balance Sheets

F-20

Consolidated Statements of Income

F-21

Consolidated Statement of Stockholders’ Equity

F-22

Consolidated Statements of Cash Flows

F-23

Notes to Consolidated Financial Statements

F-24

Pinaki & Associates LLC

Certified Public Accountants

625 Barksdale Rd., Ste# 113

Newark, DE  19711

Phone: 408-896-4405 | pmohapatra@pinakiassociates.com

To the Board of Directors

Summit Digital, Inc.

We have audited the accompanying consolidated balance sheets of Summit Digital Inc. as of December

31, 2012 and 2011, and the related consolidated statements of income, and cash flows for the years ended

December 31, 2012 and 2011. These consolidated financial statements are the responsibility of the

Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight

Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Summit Digital Inc. as of December 31, 2012 and 2011 and the related consolidated statements of income and cash flows for the years ended December 31, 2012 and 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations that raises a substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Pinaki & Associates, LLC

Pinaki & Associates, LLC

Hayward, CA

March 6, 2013

Summit Digital Inc

Condensed Consolidated Balance Sheets

As of

As of

December 31,

December 31,

ASSETS

2012

2011

CURRENT ASSETS

$

$

Cash

18,422

1,963

Receivables, net

42,605

19,590

Other Receivables

1,500

-

Total current assets

62,527

21,553

FIXED ASSETS, Net

169,256

170,979

TOTAL ASSETS

$

231,783    $

192,532

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable & accrued expenses

130,498

48,370

Total current liabilities

130,498

48,370

Long-term debt

137,253

171,719

TOTAL LIABILITIES

267,751

220,089

STOCKHOLDERS' EQUITY

Retained earnings

(35,968)

(27,557)

Total Stockholders' Equity

(35,968)

(27,557)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $

231,783    $

192,532

The accompanying notes are an integral part of these consolidated financial statements.

Summit Digital Inc

Condensed Consolidated Statements of Operations

Twelve Months Ended December 31,

2012

2011

Net revenues:

Revenue from Cable/Internet sales

$

490,382

$

434,971

Total net revenues

490,382

434,971

Cost of Goods Sold

273,300

237,387

Gross Income

217,082

197,584

Operating expenses:

General, selling and administrative expenses

140,513

107,956

Salaries and wages

115,756

136,321

Depreciation

11,297

9,864

Total operating expenses

267,566

254,141

Income (Loss) from operations

(50,484)

(56,557)

Other income (expense)

42,073

8,020

Total other income

42,073

8,020

Income (loss) before income tax

(8,411)

(48,537)

Provision for income taxes

-

-

Net Income (Loss)

(8,411)

(48,537)

Other comprehensive income(loss)

Total Comprehensive Loss

$

(8,411)

$

(48,537)

The accompanying notes are an integral part of these consolidated financial statements.

SUMMIT DIGITAL INC.

Statements of Stockholders' Equity (Deficit)

Total

Additional

Stock

Stockholders'

Common Stock

Paid-in

Subscription

Accumulated

Equity

Shares

Amount

Capital

Receivable

Deficit

(Deficit)

Balance, April 21, 2009

-

$

-

$

-

$

-

$

-

$

-

Common stock issued to

founders for services at

$0.0001 per share

100

-

-

-

-

-

Income for the year ended

December 31, 2009

-

-

-

-

19,057

19,057

Balance, December 31,

2009

100

-

-

-

19,057

19,057

Income for the year ended

December 31, 2010

-

-

-

-

1,923

1,923

Balance, December 31,

2010

100

-

-

-

20,980

20,980

(Loss) for the year ended

December 31, 2011

-

-

-

-

(48,537)

(48,537)

Balance, December 31,

2011

100

-

-

-

(27,557)

(27,557)

(Loss) for the year ended

December 31, 2012

-

-

-

-

(8,411)

(8,411)

Balance, December 31,

2012

100

$

-

$

-

$

-

$

(35,968)

$

(35,968)

The accompanying notes are an integral part of these consolidated financial statements.

Summit Digital Inc

Condensed Consolidated Statements of Cash Flows

Twelve Months Ended

December 31,

2012

2011

CASH FLOWS FROM OPERATING ACTIVITIES

Net income ( loss)

$

(8,411)

$

(48,537)

Adjustments to reconcile net income to net cash

provided by operating activities

Depreciation and amortization

11,297

9,864

Changes in operating Assets and Liabilities:

Decrease (increase) in:

Accounts receivable

(24,515)

749

Increase (decrease) in:

Accounts Payable & Accrued liabilities

82,128

30,146

Net Cash Provided (Used) in Operating Activities

60,499

(7,778)

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of property and equipment

(9,574)

(2,080)

Proceeds from long term debt

(34,466)

10,297

Net Cash Provided (Used) by Investing Activities

(44,040)

8,217

CASH FLOWS FROM FINANCING ACTIVITIES

Increase in Long term debt

-

-

Net Cash Provided by Financing Activities

-

-

NET INCREASE IN CASH

16,459

439

CASH AT BEGINNING OF PERIOD

1,963

1,524

CASH AT END OF PERIOD

$

18,422

$

1,963

The accompanying notes are an integral part of these consolidated financial statements.

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business and Organization

Summit  Digital,  Inc.  ("SDI"  or  the  "Company"),  was  originally  incorporated  in  the  State  of  Nevada  on

April   21,   2009.     On   June   7,   2011,  the  Company  changed   its   corporate   domicile   from  Nevada   to

Wyoming.    The  Company  is  a  Michigan-based  Multi-System  Operator  (MSO)  providing  Cable  TV,

Broadband   Internet,   Voice   Telephony  and   related   services.     SDI   is   focused   on   acquiring   existing

underutilized  Cable  systems  in  rural,  semi-rural  and  gated  community  markets,  aggregating  them  into  a

single   Multi-System   Operator   structure   and   creating   growth   by   upgrading   management,   improving

efficiency,  cutting  costs,  and  fully  exploiting  the  opportunities  presented  by  bundling  multiple  services such as basic TV, premium TV, pay-per-view, broadband Internet, and voice telephony.

Accounting Basis

The  Company’s  financial  statements  are  prepared  using  the  accrual  basis  of  accounting  in  accordance

with   accounting   principles   generally   accepted   in   the   United   States.     The   Company   has   elected   a

December 31 fiscal year end.

Use of Estimates

The  preparation  of  financial  statements  in  conformity  with  generally  accepted  accounting  principles requires  management  to  make  estimates  and  assumptions  that  affect  the  reported  amounts  of  assets  and liabilities  and  disclosure  of  contingent  assets  and  liabilities  at  the  date  of  the  financial  statements  and  the

reported  amounts  of  revenues  and  expenses  during  the  reporting  period.   Actual  results  could  differ  from

those estimates.

Cash and Cash Equivalents

The  Company  considers  all  highly  liquid  investments  with  original  maturities  of  three  months  or  less  to be cash or cash equivalents.

Accounts Receivable

Trade  accounts  receivable  are  recorded  at  the  invoiced  amount  and  do  not  bear  interest.  The  Company

keeps  a  very tight  credit  and  collection  policy.   Late,  or  no  pays  are  assessed  each month.   Determination

of  collectability  is  assessed  and  service  shut  off  when  determination  is  adverse.  Accounts  receivable balances  are  written  off  immediately  after  determination  has  been  made.  The  Company’s  accounts receivable was $42,605 and $19,590 at December 31, 2012and 2011, respectively.

Fair Value of Financial Instruments

The  Company’s  financial instruments  as  defined  by ASC  820,  “disclosures  about  Fair  Value  of Financial

Instruments,”   include   cash,   trade   accounts   receivable,   accounts   payable   and   accrued   expenses   and

advances  from  affiliates.   All  instruments  are  accounted  for  on  a  historical  cost  basis,  which  due  to  the short maturity of these financial instruments approximates fair value at December 31, 2012 and 2011.

Impaired Asset Policy

The  Company  has  adopted  ASC  360,  “Accounting  for  Impairment  or  Disposal  of  Long-Lived  Assets.”

In  complying  with  these  standards,  the  company  reviews  its  long-lived  assets  to  determine  if  any  events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be

recoverable.    The  company  determines  impairment  by  comparing  the  undiscounted  future  value  cash flows  estimated  to  be  generated  by  its  assets  to  their  respective  carrying  amounts  whenever  events  or changes in circumstances indicate that an asset may not be recoverable.

NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(CONTINUED)

Dividend Policy

The  Company  has  not  adopted  a  policy  regarding  payment  of  dividends.   No  dividends  have  been  paid

during any of the periods shown.

Revenue Recognition

The  Company recognizes  revenue  when  goods  or  services  are  delivered  to  and  accepted  by the  customer and collection is reasonably assured.

Advertising Costs

The  Company’s  policy  regarding  advertising  is  to  expense  advertising  when  incurred.  The  Company incurred  $6,156  and  $2,562  in  advertising  expense  for  the  years  ended  December  31,  2012  and  2011,

respectively.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is provided for on a straight-line  basis  over  the  estimated  useful  lives  of  the  assets  per  the  following  table.  Expenditures  for additions and improvements are capitalized while repairs and maintenance are expensed as incurred.

Category

Depreciation Term

Office and cable/internet equipment

5  years

Cable plant and head end assets

20 years

Provision for Taxes

Deferred  taxes   are   provided   on   a   liability  method   whereby  deferred   tax  assets   are   recognized   for

deductible  temporary  differences  and  operating  loss  and  tax  credit  carry  forwards  and  deferred  tax liabilities  are  recognized  for  taxable  temporary  differences.  Temporary  differences  are  the  differences between  the  reported amounts  of  assets  and liabilities  and  their  tax bases.  Deferred  tax assets are  reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or  all  of  the  deferred  tax  assets  will  to  be  realized.  Deferred  tax  assets  and  liabilities  are  adjusted  for  the effects of changes in tax laws and rates on the date of enactment.

The  Company  applies  ASC  740,  which  requires  the  asset  and  liability  method  of  accounting  for  income taxes.  The  asset  and  liability  method  requires  that  the  current  or  deferred  tax  consequences  of  all  events recognized  in  the  financial  statements  are  measured  by  applying  the  provisions  of  enacted  tax  laws  to determine  the  amount  of  taxes  payable  or  refundable  currently or  in  future  years.  Deferred  tax  assets  are reviewed  for  recoverability  and  the  Company  records  a  valuation  allowance  to  reduce  its  deferred  tax assets  when  it  is  more  likely  than  not  that  all  or  some  portion  of  the  deferred  tax  assets  will  not  be recovered

The  Company  adopted  ASC  740,  at  the  beginning  of  fiscal  year  2008.  This  interpretation  requires

recognition   and   measurement   of   uncertain   tax   positions   using   a   “more-likely-than-not”   approach,

requiring  the  recognition  and  measurement  of  uncertain  tax  positions.  The  adoption  of  ASC  740  had  no material impact on the Company’s financial statements.

NOTE  1  -  ORGANIZATION  AND  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

(CONTINUED)

Recent Accounting Pronouncements

The  Company  has  evaluated  recent  accounting  pronouncements  and  their  adoption  has  not  had  or  is  not expected to have a material impact on the Company’s financial position, or statements.

NOTE 2 - GOING CONCERN

The  Company's  financial  statements  are  prepared  using  generally  accepted  accounting  principles  in  the

United  States  of  America  applicable  to  a  going  concern  which  contemplates  the  realization  of  assets  and

liquidation  of  liabilities  in  the  normal  course  of  business.    The  Company  has  not  yet  established  an

ongoing  source  of  revenues  sufficient  to  cover  its  operating  costs  and  allow  it  to  continue  as  a  going

concern.    The  ability  of  the  Company  to  continue  as  a  going  concern  is  dependent  on  the  Company

obtaining  adequate  capital  to  fund  operating  losses  until  it  becomes  profitable.   If  the  Company is  unable

to obtain adequate capital, it could be forced to cease operations.

In  order  to  continue  as  a  going  concern,  the  Company  will  need,  among  other  things,  additional  capital

resources.   Management's  plans  to  obtain  such  resources  for  the  Company  include  (1)  obtaining  capital from  management  and  significant  shareholders  sufficient  to  meet  its  minimal  operating expenses,  and  (2)

seeking out and completing a merger  with an existing operating company.   However, management cannot

provide any assurances that the Company will be successful in accomplishing any of its plans.

The  ability  of  the  Company  to  continue  as  a  going  concern  is  dependent  upon  its  ability  to  successfully

accomplish  the  plans   described  in  the   preceding  paragraph   and   eventually  secure   other   sources   of

financing  and  attain  profitable  operations.    The  accompanying  financial  statements  do  not  include  any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2012 and 2011:

2012

2011

Office and cable/internet equipment

$

176,074    $

175,000

Cable plan and head end assets

15,421

6,921

191,425

181,921

Less: accumulated depreciation

(22,239)

(10,943)

Equals: property and equipment, net

$

169,256    $

170,978

NOTE 4 - RELATED PARTY PAYABLE

Long  term  debt  represents  payable  to    Summit  Digital  Holdings,  Inc  which  is  the  parent  company  of

Summit  Digital  Inc.  Summit  Digital  Inc  is  a  wholly  owned  subsidiary  of  Summit  Digital  Holdings,  Inc.

Summit  Digital  Inc  owed  $137,253  and  $171,71  at  December  31,  2012  and  2011  respectively to  Summit

Digital Holdings, Inc.  These advances bear no interest, are uncollateralized and due on demand.

NOTE 5 – INCOME TAXES

The  calculation  of  the  Company’s  tax  provision  involves  the  application  of  complex  tax  rules  and regulations  in  multiple  jurisdictions  throughout  the  world.  The  Company makes  estimates  and  judgments in  determining  income  tax  expense  for  financial  statement  purposes.  These  estimates  and  judgments  are made  in  the  calculation  of  tax credits,  benefits  and  deductions,  and  in  the  calculation  of  certain  tax assets and  liabilities  arising  from  differences  in  the  timing  of  recognition  of  revenue  and  expense  for  tax  and financial  statement  purposes,  as  well  as  tax  liabilities  associated  with  uncertain  tax  positions.  Significant changes  to  these  estimates  may  result  in  an  increase  or  a  decrease  to  the  Company’s  tax  provision  in  a subsequent  period.  The  Company  recognizes  the  effect  of  income  tax  positions  only  when  it  is  more likely than not that these positions will be sustained. Recognized income tax positions are measured at the largest amount that is more than 50% likely of being realized. Changes in recognition or measurement are reflected  in  the  period  in  which  the  change  in  judgment  occurs.  Deferred  tax  assets  and  liabilities  are recognized  for  temporary  differences  between  financial  statement  and  income  tax  bases  of  assets  and liabilities.  Valuation  allowances  are  provided  against  deferred  tax  assets  when  it  is  more  likely  than  not that  some  portion  or  all  of  the  deferred  tax  asset  will  not  be  realized.  The  Company  considers  future taxable  income  and  ongoing  prudent  and  feasible  tax  planning  strategies  in  assessing  the  need  for  the valuation  allowance.  The  Company  uses  the  flow-through  method  to  account  for  investment  tax  credits.

Under  this  method,  a  credit  is  recognized  as  a  reduction  of  income  tax  expense  in  the  year  the  credit  is utilized.

NOTE 6 – COMMITMENTS AND CONTINGENCIES

The Company leases its office facilities under an operating lease on a month to month basis.

NOTE 7 – BUSINESS COMBINATION

Acquisitions  made  by  the  Company  are  accounted  for  under  the  purchase  method  of  accounting.  Under

this   method,   the   estimated  fair   value   of  assets  acquired   and   liabilities   assumed   and  the   results   of

operations of the acquired business  are included in the Company’s  financial statements  from the  effective date of the acquisition.

NOTE 8 - GOODWILL

The Company evaluates the recoverability of goodwill annually in the fourth quarter or sooner if events or changes  in  circumstances  indicate  that  the  carrying  amount  may  not  be  recoverable.  When  the  Company determines  that  there  is  an  indicator  that  the  carrying  value  of  goodwill  may  not  be  recoverable,  the

Company measures  impairment  based  on  estimates  of  future  cash  flows.  Impairment,  if  any,  is  measured based on an implied fair value model that determines the carrying value of goodwill.

NOTE 9 - SUBSEQUENT EVENTS

In accordance with ASC 855, Company management reviewed all material events through the date of this filing, and there are no material subsequent events to report other than those reported.

INDEX TO UNAUDITED CONSOLIDATED PRO-FORMA FINANCIAL STATEMENTS

December 31, 2012

Page

Introduction to Pro-Forma Financial Statements

F-29

Pro-Forma Balance Sheet as at December 31, 2012

F-30

Pro-Forma Statements of Operations for the year ended December 31, 2012

F-31

Notes to Pro-Forma Financial Statements

F-32

INTRODUCTION TO UNAUDITED PRO-FORMA CONSOLIDATED

BALANCE SHEETS AND STATEMENTS OF OPERATIONS

December 31, 2012

The  following  unaudited  pro-forma  consolidated  balance  sheets  and  statements  of  operations  give  effect to  WWA  Group  Inc.’s  (WWA  Group)  purchase  of  all  of  the  outstanding  shares  of  Summit  Digital  Inc.

(Summit),  pursuant  to  their  July 12,  2012  share  exchange  agreement,  and  are  based  on  the  estimates  and assumptions  set  forth  below  and  in  the  notes  to  such  statements  which  include  pro-forma  adjustments.

This pro-forma information has been prepared utilizing the historical financial statements of WWA Group and  Summit.  This  information  should  be  read  in  conjunction  with  the  historical  financial  statements  and notes  thereto.  The  pro-forma  financial  data  has  been  included  as  required  by the  rules  and  regulations  of the  Securities  and  Exchange  Commission  and  is  provided  for  comparative  purposes  only.  The  pro-forma financial  data  does  not  purport  to  be  indicative  of  the  results  which  actually would  have  been  obtained  if the  purchase  agreement  had  been  effected  on the  date or  dates indicated  or  of  those  results  which  may be obtained in the future.

The  acquisition  was  accounted  for  as  a  recapitalization  effected  by  a  share  exchange,  wherein  Summit

Digital   is   considered   the   acquirer   for   accounting  and   financial   reporting  purposes.   The   assets   and

liabilities  of the  acquired  entity have  been  brought  forward  at  their  historical  book  value  and  no  goodwill has been recognized, as required by the rules and regulations of the SEC. The issued common stock is that of WWA Group, and the accumulated deficit is that of Summit Digital.

The  unaudited  pro-forma  consolidated  balance  sheet  set  forth  below  represents  the  combined  financial position  of  WWA  Group  and  Summit  Digital  as  of  December  31,  2012,  as  if  the  reverse  acquisition  had occurred  on  that  date.  The  unaudited  pro-forma  consolidated  statements  of  operations  set  forth  below represent  the  combined  results  of  operations  of  WWA  Group  and  Summit  Digital,  as  if  the  reverse acquisition occurred on the first day of the period presented therein.

UNAUDITED CONSOLIDATED PRO-FORMA BALANCE SHEETS

December 31, 2012

Pro-forma

Pro-forma

WWA Group

Summit

Adjustments

Consolidated

Cash

$

1,840

$

18,422

$

$

20,262

Receivables, net

42,605

42,605

Other Current Assets

17,260

1,500

18,760

Property and Equipment,

net

169,256

169,256

Total Assets

19,100

231,783

250,883

Accounts Payable

130,498

130,498

Accrued Expenses

18,234

18,234

Long Term Debt

137,253

137,253

Common Stock

23,842

99,000    (1)

122,842

Additional Paid in Capital

4,472,830

(4,594,806)    (1)

(121,976)

Retained Earnings

(4,495,806)

(35,968)

4,495,806    (1)

(35,968)

Total Liabilities and SE

$

19,100

$

231,783

$

-

$

250,883

(1)

WWA Group issues 99,000,000 shares of its common stock to Summit’s holding company for 100% of

Summit’s common stock.

UNAUDITED CONSOLIDATED PRO-FORMA STATEMENTS OF OPERATIONS

Year ended December 31, 2012

Pro-forma

Pro-forma

WWA Group

Summit

Adjustments

Consolidated

Net Revenues

$

$

490,382

$

$

490,382

Cost of Goods Sold

273,300

273,300

Gross Income

217,082

217,082

Operating Expenses

88,201

267,566

355,767

-

Income (Loss) from Operations

(88,201)

(50,484)

(138,685)

-

Other income (expense)

-

Interest expense

-

-

Interest income

-

-

Impairment of notes

receivable

-

-

Gain on equity investment

105,168

105,168

Other income (expense)

116,565

42,073

158,638

Total Other income (expense)

221,733

42,073

263,806

Income before income taxes

133,532

(8,411)

125,121

Provision for income tax

-

-

-

-

Net Income

$

133,532

$

(8,411)

$

-

$

125,121

NOTES TO UNAUDITED CONSOLIDATED PRO-FORMA

BALANCE SHEETS AND STATEMENTS OF OPERATIONS

December 31, 2012

The pro-forma consolidated financial statements do not purport to be indicative of the results which could actually  have  been  obtained  if  the  purchase  agreement  had  been  consummated  on  the  date  or  dates

indicated   or   which   may   be   obtained   in  the   future.   The   pro-forma   adjustments   were   based   on   the

preliminary  information  available  at  the  time  of  the  preparation  of  the  unaudited  pro-forma  consolidated

financial  information.  In   addition,  the  unaudited  pro-forma  consolidated  financial  information  gives effect  only  to  the  adjustments  set  forth  in  the  accompanying  notes  and  does  not  reflect  any  restructuring or  acquisition  related  costs,  or  any  potential  cost  savings  or  other  synergies  that  management  expects  to

realize   as   a   result   of   the   acquisition.  The   unaudited   pro-forma   consolidated   financial   information,

including   the   notes   thereto,   are   qualified   in   their   entirety  by  reference   to,   and   should   be   read   in

conjunction with, the historical consolidated financial statements attached to this Information Statement.

The  adjustments  to  the  unaudited  pro-forma  consolidated  financial  information  as  of   and   in  connection

with the proposed acquisition are presented below:

(1)   To record the acquisition of Summit Digital by WWA Group, Inc. as a recapitalization and to record the issuance of 99,000,000 shares of WWA Group’s common stock.

ANNEX A

SHARE EXCHANGE AGREEMENT

This  Share  Exchange  Agreement  (this  “Agreement”)  is  effective  July  12,  2012,  by  and  between  WWA

Group, Inc.,  a Nevada  corporation with its corporate office at 700 Lavaca St., Suite 1400, Austin, Texas,

U.S.A.  (“Company”),  and  Summit  Digital,  Inc.,  a  Wyoming  corporation  with  its  registered  office  at

13854  Lakeside  Circle,  Suite  248,  Sterling  Heights,  MI.  48313  (“SD”),  and  Summit  Digital  Holdings,

Inc. a Nevada corporation, the shareholder of SD (the “Shareholder”).

RECITALS

WHEREAS, the Shareholder owns one-hundred (100) shares of SD, par value $0.001 each, which shares constitute  100%  of  the  issued  and  outstanding  shares  and  100%  of  the  ownership  of  SD  (the  “SD

Shares”); and

WHEREAS, the Company desires to acquire from the Shareholder, and the Shareholder desire to transfer to the Company, the SD Shares in exchange for approximately ninety-nine-million (99,000,000) shares of

$0.001 par value common stock of the Company (the “Company Shares”).

AGREEMENTS

Now,  therefore,  in  consideration  of  the  premises,  the  mutual  promises  and  covenants  set  forth  in  this

Agreement,  and  for  other  good  and  valuable  consideration,  the  receipt  and  sufficiency  of  which  are hereby acknowledged, the parties agree as follows:

ARTICLE 1

SHARE EXCHANGE

Section 1.1

Exchange.   Upon  and subject  to the terms of this Agreement, the Company hereby agrees to  issue  and  deliver  the  Company Shares  to the  Shareholder  in  exchange  for  the Shareholder’s  agreement to assign, transfer and set over the SD Shares to the Company at the closing of this Agreement pursuant to

Article  2  hereof.  Following  the  exchange  of the  SD  Shares  for  the  Company Shares,  the  Shareholder  will own  approximately  eighty  (80%)  of  the  issued  and  outstanding  shares  of  the  Company’s  common  stock and SD will become a wholly owned subsidiary of the Company

Section  1.2      Share  Valuation Price.   The valuation of  the SD Shares shall  be deemed equivalent  to the valuation of the Company Shares.

Section 1.3      Tax Free.   The exchange  of the SD  Shares for the Company Shares  will be deemed by the parties to be a tax free exchange.

Section  1.4

Securities  Restriction.  The  Company  Shares  will  be  restricted  for  a  period  of  at  least  six

(6) months from the date of issuance.

ARTICLE 2

CLOSING

Section 2.1

Closing.  The closing of the transaction contemplated hereby shall  take place on or before

August  20,  2012  (the  “Closing”),  subject  to  the  approval  of  the  Company’s  stockholders  and  other  pre-

closing conditions, at which the parties shall make the deliveries provided in this Article 2.

1

ANNEX A

Section  2.2

SD’s  and  the  Shareholder’s  Deliveries  at  Closing.    At  the  Closing  or  as  soon  as

practicable  thereafter  SD  will  deliver  or  will  cause  the  Shareholder  to  deliver  to  the  Company  the following:

(a)

Share certificates representing the SD Shares to be delivered to the Company;

(b)

Any consents required to transfer the SD Shares to the Company;

(c)

A  certified copy of the resolution  of the directors of SD  authorizing the execution and delivery of this Agreement and all documents to be executed and delivered by SD at Closing;

(d)

All  discharges  and  notices  of  discharge,  estoppel  letters,  pay-out  letters  or  similar  discharging documentation,  in  registrable  form  if  required,  which  are  necessary  or  desirable  to  effect  or  evince  the discharge of any liens or encumbrances, all of which are satisfactory in form and content to the Company,

acting reasonably;

(e)

Such  other  documents,  certificates,  instruments  and  agreements  as  are  required  or  contemplated to be delivered by SD or the Shareholder pursuant to this Agreement.

Section 2.3      The Company’s Deliveries at Closing.  At the Closing or as soon as practicable thereafter, the Company shall deliver to SD and the Shareholder, as applicable:

(a)

Share certificates representing the Company Shares, issued to the Shareholder;

(b)

A certified copy of resolutions of the board of directors of the Company authorizing:

1.    the exchange of shares by the Company;

2.    the execution and delivery of this Agreement  and all  documents to be  executed and delivered by the Company at Closing;

3.    the appointment of Tom Nix and Stephen Spencer to the Company’s board of directors (2 of

3 board members) effective as of Closing;

(c)

Such other documents, certificates, instruments and agreements as are required or contemplated to be delivered by the Company pursuant to this Agreement.

ARTICLE 3

CONDITIONS PRECEDENT TO CLOSING

Section  3.1

Conditions  Precedent  to  Obligations  of  the  Company.  The  obligations  of  the  Company under this Agreement to consummate the Closing contemplated hereby shall be subject to the satisfaction,

or the waiver of the Company, on or before the Closing, of the following conditions:

(a)

Representations  and  Warranties  True.  The  representations  and  warranties  of  SD  shall  be  in  all material  respects  true  and  accurate  as  of  the  date  when  made,  and,  except  as  to  representations  and warranties which are expressly limited to a state of facts existing at a time prior to the Closing, shall be in all material respects true and accurate at and as of the Closing.

2

ANNEX A

(b)

Performance  of  Covenants.  SD  shall  have  performed  and  complied  in  all  material  respects  with each  and  every  covenant,  agreement  and  condition  required  by  this  Agreement  to  be  performed  or complied with by it prior to or as of the Closing.

(c)

No  Governmental  or  Other  Proceeding  or  Litigation.  No  order  of  any  court  or  administrative agency  shall  be  in  effect  which  restrains  or  prohibits  any  transaction  contemplated  hereby;  and  no  suit,

action,   other   than   the   exercise   of   dissenters'   rights,   investigation,   inquiry   or   proceeding   by   any

governmental  body or  other  person or entity shall be  pending or threatened  against  SD or the Shareholder which  challenges  the  validity  or  legality,  or  seeks  to  restrain  the  consummation,  of  the  transactions contemplated hereby.

(d)

Closing Documentation. The Company shall  have received the  deliveries identified in  Section 2.2 and such additional documentation at the Closing as the Company and its counsel may reasonably require to evidence compliance by SD and the Shareholder with all of their obligations under this Agreement.

Section 3.2

Conditions Precedent to Obligations of SD and the Shareholder.   The obligations of SD

and  the  Shareholder  under  this  Agreement  to  consummate  the  Closing  contemplated  hereby  shall  be subject  to  the  satisfaction,  or  to  the  waiver  by  SD  and  the  Shareholder,  on  or  before  the  Closing,  of  the following conditions:

(a)

Representations  and  Warranties  True.  The  representations  and  warranties  of  the  Company  shall be  in  all  material  respects  true  and  accurate  as  of  the  date  when  made,  and,  except  as  to  representations and  warranties  which  are  expressly limited  to  a  state  of  facts  existing  at  a  time  prior  to  the  Closing,  shall be in all material respects true and accurate at and as of the Closing.

(b)

Performance  of  Covenants.  The  Company  shall  have  performed  and  complied  in  all  material respects  with  each  and  every  covenant,  agreement  and  condition  required  by  this  Agreement  to  be performed or complied with by it prior to or as of the Closing.

(c)

No  Governmental  or  Other  Proceeding  or  Litigation.  No  order  of  any  court  or  administrative agency  shall  be  in  effect  which  restrains  or  prohibits  any  transaction  contemplated  hereby;  and  no  suit,

action,   other   than   the   exercise   of   dissenters'   rights,   investigation,   inquiry   or   proceeding   by   any

governmental  body  or  other  person  or  entity  shall  be  pending  or  threatened  against  the  Company  which challenges the validity or legality, or seeks to restrain the consummation, of the transactions contemplated hereby.

(d)

Closing  Documentation.  SD  and  the  Shareholder  shall  have  received  the  deliveries  identified  in

Section 2.3 and such additional  documentation at the Closing as SD, the Shareholder, and their respective counsel  may  reasonably  require  that  evidences  the  Company’s  compliance  with  all  of  its  obligations under this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF SD

SD represents and warrants to the Company, as of the date of this Agreement, as follows:

3

ANNEX A

Section  4.1

Organization,  Good  Standing  and  Qualification.  SD  is  a  corporation  duly  organized,

validly  existing  and  in  good  standing  under  the  laws  of  Wyoming   SD  has  all  requisite  corporate  power

and authority to own and operate its  properties and assets, to execute and deliver  this Agreement, to carry out  the  provisions  of  this  Agreement  and  to  carry  on  business  as  presently  conducted  and  as  presently proposed  to  be  conducted.  SD  is  qualified  and  authorized  to  do  business  and  is  in  good  standing  in  each jurisdiction  in  which  the  nature  of  its  activities  and  of  its  properties  (both  owned  and  leased)  makes  such qualification  necessary,  except  for  those  jurisdictions  in  which  failure  to  do  so  would  not  have  a  material adverse  effect  on  SD  or  its  business.  SD  is  not  a  participant  in  any  joint  venture,  partnership  or  similar arrangement  nor will it own equity securities in  other corporations, limited partnerships or  similar entities at Closing.

Section  4.2

Capitalization;  Voting  Rights   The  issued  and  outstanding  capital  shares  of  SD  consist of  one-hundred  (100)  shares,  par  value  $0.001.  All  issued  and  outstanding  shares  (i) have  been  duly authorized  and  validly  issued,  (ii) are  fully  paid  and  non-assessable,  and  (iii) were  issued  in  compliance with all applicable laws concerning the issuance of securities. There are  no  outstanding options,  warrants,

rights   (including  conversion   or  preemptive  rights  and   rights   of  first   refusal),  proxy  or  shareholder

agreements,  or  agreements  of  any  kind  for  the  purchase  or  acquisition  from  SD  of  its  securities.  When transferred  in  compliance  with  the  provisions  of  this  Agreement,  the  SD  Shares  will  be  validly  issued,

fully paid  and  non-assessable,  and  will  be  free  of  any liens  or  encumbrances;  provided,  however, that  the

SD  Shares  may  be  subject  to  restrictions  on  transfer  subject  to  applicable  laws  as  set  forth  herein  or  as otherwise required by such laws at the time a transfer is proposed.

Section   4.3

Authorization;   Binding   Obligations     All   corporate   action   on   the   part   of   SD,   its

management  and  the  Shareholder  necessary  for  the  authorization  of  this  Agreement,  the  performance  of all  obligations  of  SD  hereunder  at  the  Closing,  the  sale,  transfer  and  delivery  of  the  SD  Shares  pursuant hereto has been taken or will be taken prior to the Closing. The Agreement, when executed and delivered,

will  represent  a valid  and binding obligation  of SD enforceable in accordance with its  terms,  except  (i) as

limited   by  applicable   bankruptcy,   insolvency,   reorganization,   moratorium   or   other   laws   of   general

application  affecting  the  enforcement  of  creditors’  rights;  and  (ii) as  limited  by  general  principles  of

equity that  restrict  the  availability of  equitable  remedies.   The  exchange  of  the  SD  Shares  is  not  and  will

not  be  subject  to  any  preemptive  rights  or  rights  of  first  refusal  that  have  not  been  properly  waived  or complied with.

Section  4.4

Financial  Statements;  Interim  Changes.  SD  has  delivered  to  the  Company  its  audited balance  sheet  and  statements  of  operations  and  its  unaudited  balance  sheet  and  statements  of  operations

(the  “Financials”)  as  at  December  31,  2011  and  December  31,  2010  and  at  March  31,  2011  and  March

31,  2012  respectively  (the  “Statement  Dates”)  prepared  in  accordance  with  GAAP,  as  required  for compliance  with  securities  and  regulatory bodies,  including  the  provisions  of  Rule  3-05(b)  of  Regulation

S-X.  The  Financials  are  complete  and  correct  in  all  material  respects  and  presents  fairly  the  financial condition of SD as of the Statement Dates.  .

Section  4.5      Liabilities.   SD  has  no  material  liabilities  and,  to  the  best  of  its  knowledge,  knows  of  no material  contingent  liabilities  not  disclosed  in  the  Financials,  except  current  liabilities  incurred  in  the ordinary  course  of  business  subsequent  to  the  Statement  Date  which  have  not  been,  either  in  any individual case or in the aggregate, materially adverse.

4

ANNEX A

Section 4.6     Agreements; Action.

(a)

There are no agreements, understandings, instruments, contracts, proposed transactions, judgments,

orders,  writs  or  decrees  to  which  SD  is  a  party  or  to  its  knowledge  by  which  it  is  bound  which  may involve  (i) the  license  of  any  proprietary  right  to  or  from  SD,  (ii) provisions  restricting  or  affecting  the business SD, or (iii) indemnification by SD with respect to the infringement of proprietary rights.

(b)

SD has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any its capital shares, (ii) incurred any indebtedness for money borrowed or any other liabilities

except   than   with   respect   to   dividend   obligations,   distributions,   indebtedness   and   other   obligations

incurred in the ordinary course of business as disclosed in the Financials, (iii) made any loans or advances to  any  person,  other  than  ordinary  advances  for  travel  expenses,  or  (iv) sold,  exchanged  or  otherwise disposed  of  any  of  its  assets  or  rights,  other  than  the  sale  of  its  inventory  in  the  ordinary  course  of business.

Section  4.7      Changes    Since  the  most  recent  of  the  Statement  Dates,  there  has  not  been  to  SD’s knowledge:

(a)

Any change  in  the  assets,  liabilities,  financial  condition  or  operations  of  SD  from  that  reflected  in the Financials, other than changes in the ordinary course  of business, none of which individually or  in the aggregate  has  had  or  is  expected  to  have  a  material  adverse  effect  on  such  assets,  liabilities,  financial condition or operations of SD;

(b)

Any material change, except in the ordinary course of business, in the contingent obligations of SD by way of guaranty, endorsement, indemnity, warranty or otherwise;

(c)

Any  damage,  destruction  or  loss,  whether  or  not  covered  by  insurance,  materially  and  adversely affecting the properties, business or prospects or financial condition of SD;

(d)      Any waiver by SD of a valuable right or of a material debt owed to it;

(e)

Any  direct  or  indirect  loans  made  by  SD  to  any  employee,  manager  or  shareholder  of  SD,  other than advances made in the ordinary course of business;

(f)

Any   material   change   in   any   compensation   arrangement   or   agreement   with   any   employee,

manager or shareholder; or

(g)

Any  debt,   obligation   or   liability  incurred,   assumed  or   guaranteed   by  SD,   except   those   for

immaterial amounts and for current liabilities incurred in the ordinary course of business.

Section 4.8

Expertise. SD has the necessary expertise and know-how to fulfill  its obligations pursuant to this Agreement.

5

ANNEX A

Section  4.9

Title  to  Properties  and  Assets  SD  has  good  and  marketable  title  to  its  properties  and assets,  including  without  limitation  the  properties  and  assets  reflected  in  the  Financials,  and  good  title  to its  leasehold  estates,  in  each  case  subject  to  mortgages,  pledges,  liens,  encumbrances  or  other  charges,

including   (i) those   resulting   from   taxes   which   have   not   yet   become   delinquent,   (ii) liens   and

encumbrances  which  may  materially  detract  from  the  value  of  the  property  subject  thereto  or  materially impair  the  operations  of  SD,  and  (iii) those  that  have  otherwise  arisen  in  the  ordinary course  of  business.

All  facilities,  machinery,  equipment,  fixtures,  vehicles  and  other  properties  owned,  leased  or  used  by SD are  in  good  operating  condition  and  repair  and  are  reasonably  fit  and  usable  for  the  purposes  for  which they are being used.

Section 4.10

SD’s Business.  SD holds all of the rights, permits, licenses, and approvals to provide services pursuant to its business. SD is not dependent on one or a few customers in the operation of its business.

Section 4.11      Compliance with Other Instruments  SD is not in violation or default of any term of its governing documents,  or  of any provision  of any mortgage,  indenture,  contract,  agreement,  instrument  or contract  to  which  it  is  party  or  by  which  it  is  bound  or  of  any  judgment,  decree,  order,  writ  or,  to  its knowledge,  any  statute,  rule  or  regulation  applicable  to  SD  which  would  materially  and  adversely  affect

the   business,   assets,   liabilities,   financial   condition,   operations   or   prospects   of   SD.   The   execution,

delivery,  and  performance  of  and  compliance  with  this  Agreement,  and  the  exchange  of  the  SD  Shares pursuant to this Agreement,  will  not, with or  without the passage of time or giving of notice, result in  any such  material  violation,  or  be  in  conflict  with  or  constitute  a  default  under  any such  term,  or  result  in  the creation  of  any mortgage,  pledge,  lien, encumbrance  or  charge  upon  any of the  properties  or  assets  of SD or  the  suspension,  revocation,  impairment,  forfeiture  or  nonrenewal  of  any  permit  license,  authorization or approval applicable to SD, its business or operations or any of its assets or properties.

Section  4.10

Litigation   There  is  no  action,  suit,  proceeding,  or  investigation,  pending,  or  to  SD’s

knowledge,   currently   threatened   against   SD   that   questions   the   validity   of   this   Agreement,   or   to

consummate  the  transactions  contemplated  hereby,  or  which  might  result,  either  individually  or  in  the aggregate,  in  any  material  adverse  change  in  the  assets,  condition,  affairs  or  prospects  of  SD,  financially or otherwise, or any change in the current equity ownership of SD, nor is SD aware that there is any basis

for  the foregoing.   The foregoing includes, without  limitation, actions  pending or threatened (or any basis

therefore   known   to   SD)   involving   the   prior   employment   of   any  of   SD’s   employees,   their   use   in

connection  with  SD’s  business  of  any  information  or  techniques  allegedly  proprietary  to  any  of  their former  employers,  or  their  obligations  under  any  agreements  with  prior  employers.  SD  is  not  a  party  or subject  to  the  provisions  of  any  order,  writ,  injunction,  judgment  or  decree  of  any  court  or  government

agency  or  instrumentality.   There  is  no  action,  suit,  proceeding  or  investigation  by  SD  currently pending or which SD intends to initiate.

Section  4.11

Tax Returns  and  Payments   SD  has  timely filed  all  tax returns  required  to  be  filed  by

it.  All  taxes  shown  to  be  due  and  payable  on  such  returns,  any  assessments  imposed,  and  to  SD’s knowledge  all other taxes due and payable by SD  on or  before the Closing have  been paid or  will be paid

prior to the time they become delinquent.   SD has not been advised (i) that  any of its returns  have been or are being audited as of the date hereof,  or (ii) of any deficiency in  assessment or proposed judgment to its taxes.  SD  has  no  knowledge  of  any  liability  of  any  tax  to  be  imposed  upon  its  properties  or  assets  as  of the date of this Agreement that is not adequately provided for.

6

ANNEX A

Section  4.12

Employees   No  employee  has  any  agreement  or  contract,  written  or  verbal,  regarding their employment. SD is not  a party to  or  bound by any currently effective employment contract, deferred compensation  arrangement, bonus  plan,  incentive  plan,  profit  sharing plan,  retirement  agreement  or  other employee  compensation  plan  or  agreement.  To  SD’s  knowledge,  no  employee  of  SD,  nor  any consultant with  whom  SD  has  contracted,  is  in  violation  of  any  term  of  any  employment  contract,  proprietary information agreement  or any other agreement relating to the right  of any such individual to be employed by,  or  to  contract  with,  SD  because  of  the  nature  of  the  business  to  be  conducted  by  SD;  and  to  SD’s knowledge  the  continued  employment  by  SD  of  its  present  employees,  and  the  performance  of  SD’s contracts  with  its  independent  contractors,  will  not  result  in  any  such  violation.  SD  has  not  received  any notice  alleging  that  any  such  violation  has  occurred.  No  employee  of  SD  has  been  granted  the  right  to continued employment by SD or to any material compensation following termination of employment with

SD.   SD  is  not  aware  that  any  manager  or  key employee,  or  that  any  group  of  key  employees,  intends  to terminate  their  employment  with  SD,  nor  does  SD  have  a  present  intention  to  terminate  the  employment of any manager, key employee or group of key employees.

Section  4.13

Compliance  with  Laws;  Permits    To  its  knowledge,  SD  is  not  in  violation  of  any

applicable  statute,  rule,  regulation,  order  or  restriction  of  any  domestic  or  foreign  government  or  any instrumentality  or  agency  thereof  in  respect  of  the  conduct  of  its  business  or  the  ownership  of  its properties  which  violation  would  materially and  adversely affect  the  business,  assets,  liabilities,  financial condition,  operations  or  prospects  of  SD.  No  governmental  orders,  permissions,  consents,  approvals  or authorizations  are  required  to  be  obtained  and  no  registrations  or  declarations  are  required  to  be  filed  in connection  with  the  execution  and  delivery of this  Agreement and the  exchange  of  the  SD  Shares,  except such  as has  been  duly and  validly obtained  or  filed,  or  with  respect  to  any filings  that  must  be  made  after the Closing, as  will be filed in  a timely manner. SD has all permits and licenses  and  any similar  authority necessary for the conduct of its business as now being conducted by it, the lack of  which could materially and  adversely  affect  the  business,  properties,  prospects  or  financial  condition  of  SD  and  believes  it  can obtain,  without  undue  burden  or  expense,  any similar  authority for  the  conduct  of  its  business  as  planned to be conducted.

Section  4.14

Environmental  and  Safety  Laws    To  its  knowledge,  SD  is  not  in  violation  of  any

applicable  statute,  law or  regulation  relating  to  the  environment  or  occupational  health  and  safety,  and  to its  knowledge,  no  material expenditures  are  or  will  be required  in order  to  comply with  any such  existing statute, law or regulation.

Section  4.15

Offering  Valid    Assuming  the  accuracy  of  the  representations  and  warranties  of

Company contained in Article 5 hereof, the offer, and exchange of the SD Shares will be exempt from the registration  requirements  of  all  applicable  securities  laws  and  will  have  been  registered  or  qualified  (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable securities laws.

Section  4.16

Full  Disclosure    To  SD’s  knowledge  and  belief,  this  Agreement,  and  any  certificate expressly delivered  by SD  to  the  Company or  its  attorneys  or  agents  in  connection  herewith  or  therewith or  with  the  transactions  contemplated  hereby  or  thereby,  neither  contain  any  untrue  statement  of  a material  fact  nor,  to  SD’s  knowledge  and  belief,  omit  to  state  a  material  fact  necessary  in  order  to  make

the  statements  contained  herein  or  therein  not  misleading.   To  SD’s  knowledge  and  belief,  there  are  no

facts  which  (individually  or  in  the  aggregate)  materially  adversely  affect  the  business,  assets,  liabilities,

financial  condition  or  operations  of  SD  that  have  not  been  set  forth  in  the  Agreement  or  in  other documents expressly delivered to the Company or its attorneys or agents in connection herewith.

7

ANNEX A

ARTICLE 5

REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company represents and warrants to SD and the Shareholder, as of the date of this Agreement and as of Closing, as follows:

Section 5.1

Authority. The Company has all requisite right, power, authority and capacity to execute,

deliver  and  perform  this  Agreement.   This  Agreement  has  been  duly  and  validly  executed  and  delivered by the Company. This Agreement is the valid and binding obligation of the Company, enforceable against the  Company  in  accordance  with  its  terms,  except  as  enforceability  may  be  limited  by  (a)  applicable bankruptcy,  insolvency,  reorganization,  arrangement,  moratorium,  fraudulent  conveyance,  redemption,

reinstatement,  and  other  laws  affecting  the  rights  or  remedies  of  creditors  generally  and  (b)  general principles of equity.

Section 5.2      Capitalization; Voting Rights   The issued and outstanding capital shares of the Company

consist   of   twenty   three   million,   eight   hundred   forty   one   thousand,   nine   hundred   and   twenty   two

(23,841,922)  shares,  par  value  $0.001.  The  Company  has  resolved  to  issue  an  additional  six-hundred thousand  (600,000)  shares  from  its  treasury  in  July  2012  to  settle  the  Company’s  debts  as  of  June  30,

2012, resulting in a total pro-forma issued and outstanding share count as of the date of this Agreement of

24,441,922  shares.   All  issued  and  outstanding  shares  (i) have  been  duly  authorized  and  validly  issued,

(ii) are  fully  paid   and   non-assessable,   and   (iii) were  issued   in   compliance  with   all   applicable   laws

concerning  the  issuance  of  securities.  There  are  no  outstanding  options,  warrants,  rights  (including

conversion   or   preemptive   rights   and   rights   of   first   refusal),   proxy   or   shareholder   agreements,   or

agreements  of  any  kind  for  the  purchase  or  acquisition  from  the  Company  of  its  securities.  When transferred  in  compliance  with  the  provisions  of  this  Agreement,  the  Company  Shares  will  be  validly issued,  fully paid  and  non-assessable,  and  will  be  free  of  any liens  or  encumbrances;  provided,  however,

that  the  Company Shares  will  be  subject  to  restrictions  on  transfer  subject  to  applicable  laws  as  set  forth herein or as otherwise required by such laws at the time a transfer is proposed.

Section  5.3

Investment.  The  Company  is  acquiring  the  SD  Shares  for  investment  purposes,  and  not with a view to distribution or resale thereof in violation of applicable securities laws and regulations.

Section 5.4    No Conflicts.  The execution, delivery and performance by the Company of this Agreement

does  not  and  will  not:   (a)  conflict  with,  violate,  result  in  a  breach  of  or  constitute  a  default  under  any agreement, instrument or  obligation to  which the Company is  a party or  by which the Company is  bound;

(b)  conflict  with  or  violate  any  order,  judgment,  decree,  statute,  rule  or  regulation  applicable  to  the

Company;  or  (c)  require  any  consent,  approval  or  authorization  of,  or  filing  with,  any  governmental authority or any other third party.

Section  5.5      Litigation.    There  is  no  action,  suit,  proceeding  or  investigation  pending,  or  to  the

Company’s knowledge threatened, against the Company which questions or challenges the validity of this

Agreement or  any action to be taken by the  Company pursuant to this  Agreement, and,  to the Company’s knowledge, there is no basis for any such action, suit, proceeding or investigation.

Section  5.6

Current  Regulatory  Reporting.   To  the  Company’s  knowledge,  the  Company is  current

and compliant with all of its state and federal regulatory filings.

8

ANNEX A

ARTICLE 6

INDEMNIFICATION

Section  6.1

Indemnification  by  SD.    From  and  after  the  Closing,  SD  shall  indemnify  and  hold harmless  the Company from  and  against  any and  all  losses,  liabilities,  claims,  demands,  causes  of  action,

costs  and  expenses  (including,  without  limitation,  reasonable  attorneys’  fees)  (collectively,  “Claims”)

arising  out  of  or  resulting  from:  (a)  any  representation  or  warranty  of  SD,  as  the  case  may  be,  in  this

Agreement  not  being  true  and  accurate  when  made  or  when  required  by  this  Agreement  to  be  true  and accurate;  or  (b)  any  failure  by  SD,  as  the  case  may  be,  to  perform  any  of  its  covenants,  agreements  or obligations in this Agreement.

Section  6.2      Indemnification  by  the  Company.    From  and  after  the  Closing,  the  Company  shall

indemnify and  hold  harmless  SD  and  the  Shareholder  from  and  against  any and  all  Claims  arising  out  of or resulting from: (a) any representation or warranty of the Company in this Agreement not being true and accurate when made or  when required by this Agreement to be true and accurate; or (b) any failure by the

Company to perform any of its covenants, agreements or obligations in this Agreement.

Section  6.3      Procedure  for  Indemnification.   No  party shall  be  entitled  to  indemnification  under  this

Article  6  until  such  party  (the  “Indemnified  Party”)  shall  have  given  the  party  obligated  to  provide indemnification  hereunder  (the  “Indemnifying  Party”)  written  notice  of  the  claim  for  indemnification and,  if  such  claim  for  indemnification  arises  out  of  any  claim,  suit,  action  or  proceeding  by  a  third  party against  the  Indemnified  Party,  unless  and  until  the  Indemnified  Party  shall  have  given  the  Indemnifying

Party  prompt  written  notice  of  such  third-party  claim  and  the  Indemnifying  Party  has  been  offered  the right, at the sole expense of the Indemnifying Party, to participate in the defense of such third-party claim.

If  the  Indemnifying Party elects to assume the defense  of  such a third-party claim,  it  shall  not  be liable to the  Indemnified  Party  for  any  legal  or  other  expense  subsequently  incurred  by  the  Indemnified  Party  in

connection with the defense thereof.   The  Indemnifying Party shall not be liable  for any settlement of any action  or  claim  effected  without  the  prior  written  consent  of  the  Indemnifying  Party,  which  consent  shall not be unreasonably withheld.

Section 6.4

No Bar.   The provisions of this Article 6 shall not limit in any way the claims which may be made by the parties at law or in equity for any breach by any such party of the terms of this Agreement or any document or instrument delivered pursuant hereto.

ARTICLE 7

MISCELLANEOUS

Section7.1

Brokers.   Each  party  represents  to  the  other  parties  that  it  has  not  engaged  any  broker,

finder or intermediary in connection with the transactions contemplated by this Agreement.

Section7.2

Expenses.    All  legal  and  other  expenses  incurred  by  any  party  in  connection  with  this

Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees.

Section 7.3      Survival.  Each of the covenants, representations and warranties of the parties made herein shall  survive  the  Closing  and  shall  not  be  merged  in  the  consummation  of  the  transactions  contemplated hereby.

9

ANNEX A

Section  7.4

Notices.   All  notices  and  other  communications  under  this  Agreement  shall  be  in  writing and  shall  be  sent  by  certified  or  registered  mail,  return  receipt  requested,  by  personal  delivery,  or  by facsimile  addressed  to  the  appropriate  party  at  the  address  or  facsimile  number  set  forth  below  or  such other  address  or  facsimile  number  as  the  party  may  designate  by  notice  given  in  accordance  with  this

Section  7.4.   Notice shall be  deemed  validly given  on the  date  of receipt  as shown  on the return receipt  if delivered  by  certified  or  registered  mail,  on  the  date  of  delivery  if  done  by  personal  delivery  and  upon

confirmation  of  receipt  if  sent  by  facsimile  with  receipt  confirmed.   Notice  shall  also  be  deemed  validly

given  on  the  date  that  a  party rejects  or  refuses  to  accept  delivery or  the  date  of  an  inability to  effectuate delivery  because  of  a  changed  address  or  facsimile  number  of  which  no  notice  was  given  in  accordance with this Section 7.4.

If to the Company to:

WWA Group, Inc.

attn: Eric Montandon

700 Lavaca St., Suite 1400

Austin, Texas

U.S.A.

Tel: (480) 505-0070

Fax: (480) 505-0071

Email: eric@wwagroup.com

If to SD to:

Summit Digital Inc.

attn: Tom Nix

13854 Lakeside Circle, Suite 248,

Sterling Heights, MI. 48313

Phone: 231-825-2500

Fax:

Email: info@summitdigital.us

Section  7.5

Due  Diligence.  The  Company  shall  give  SD  and  SD  shall  give  the  Company  and  their respective  representatives  full  access  to  any  personnel  and  all  properties,  documents,  books,  records  and operations  relating  to  the  transaction  contemplated  herein  within  a  reasonable  amount  of  time  from  the date of any such request, but in each such case within ten (10) business days from the date of request.  All such requests for access shall be delivered pursuant to Section 7.4.

Section  7.6

Confidentiality.  The  existence  and  the  terms  of  this  Agreement  shall  be  maintained  in

confidence   by   the   parties   hereto   and   their   respective   officers,   directors   and   employees   except   as

compelled  to  be  disclosed  by  judicial  or  administrative  process  or  by  other  requirements  of  law,  legal process,  rule  or  regulation  (including  to  the  extent  required  in  connection  with  any  filings  made  by  the parties  or  their  controlling  affiliates  with  the  Securities  and  Exchange  Commission).  Nevertheless,  all

public announcements,  notices or other  communications regarding such matters to third parties, including without  limitation  any  disclosure  regarding  the  transactions  contemplated  hereby,  shall  require  the  prior approval of all parties hereto.

10

ANNEX A

Section  7.7

Breach  and  Injunctive  Relief.  Each party agrees  that  if  it  commits  a  breach  or  threatens to  commit  a  breach  of  any  of  the  provisions  of  this  Agreement,  then  the  other  party has  the  right  to  have the  provisions  of  this  Agreement  specifically  enforced  by  a  court  in  the  State  of  Nevada,  it  being acknowledged  and  agreed  that  any  such  breach  or  threatened  breach  will  cause  irreparable  injury  to  the other  and  that  money damages  will  not  provide  an  adequate remedy.  If a  breach  occurs  and  is  not  wholly remedied  by  specific  enforcement  of  this  Agreement,  the  offending  party  agrees  to  compensate  the injured  party  for  adverse  consequences  that  result  directly  or  indirectly  from  the  breach.  The  parties acknowledge  and  agree  that  injunctive  relief  is  appropriate  for  any  breach  or  threatened  breach  of  this

Agreement or the obligations hereunder.

Section 7.8     Arbitration.  The parties hereby submit all controversies, claims, and matters of difference to  arbitration  in  Nevada,  by  a  single  arbitrator  according  to  the  Commercial  Arbitration  Rules  of  the

American Arbitration Association from time to time in force.   This submission and  agreement to arbitrate

shall  be  specifically enforceable.   Without  limiting  the  generality of  the  foregoing,  the  following  shall  be considered  controversies  for  this  purpose:  (i) all  questions  relating  to  the  breach  of  any  obligation,

warranty  or  condition  hereunder,  (ii) all  questions  relating  to  representations,  negotiations  and  other proceedings  leading to  the  execution  hereof,  (iii) failure  of either  party to  deny or  reject  claim or  demand from  the  other  party,  and  (iv) all  questions  as  to  whether  the  right  to  arbitrate  any  question  exists.

Arbitration  may proceed  in  the  absence  of  either  party  if  notice  of  the  proceeding  has  been  given  to  such

party.   The  parties  agree  to  abide  by all  awards  rendered  in  such  proceedings.  Such  awards  shall  be  final

and  binding on  all  parties.   It  is  the  intention  of the  parties  that  the  selection  of arbitrators,  the  holding of the  arbitration  hearing,  and  the  issuance  of  the  findings  of  the  arbitrators  shall  all  be  accomplished  as expeditiously as possible, and the parties shall take all measures required to proceed in that fashion.

Section 7.9

Legal Expenses.  In the event of any litigation or other proceedings before an adjudicative authority  regarding  the  construction  hereof  or  any  breach  hereof,  the  non-prevailing  party  shall  pay  the reasonable legal fees and expenses of the prevailing party incurred therein.

Section   7.10   Entire   Agreement;   Amendments;   Waivers.     This   Agreement   constitutes   the   entire

agreement of the parties  with  respect  to the subject matter hereof and supersedes  all  prior agreements and understandings,  oral  or  written,  with  respect  thereto.  This  Agreement  may  not  be  modified  orally,  but only  by  an  agreement  in  writing  signed  by  the  party  against  whom  any  waiver  or  amendment  may  be

sought  to  be  enforced.   No  action  taken  pursuant  to  this  Agreement  and  no  investigation  by or  on  behalf of  any  party  hereto  shall  be  deemed  to  constitute  a  waiver  by  such  party  of  compliance  with  any

representation,  warranty,  covenant or  agreement  herein.   The waiver  by any party hereto of any condition

or  of  a  breach  of  another  provision  of  this  Agreement  shall  not  be  construed  as  a  waiver  of  any  other

condition  or  subsequent  breach.   The  waiver  by  any  party  of  any  part  of  any  condition  precedent  to  its obligations  under  this  Agreement  shall  not  preclude  it  from  seeking  redress  for  breach  of this  Agreement other than with respect to the condition waived.

Section  7.11     Binding  Effect.   This  Agreement  shall  inure  to  the  benefit  of  and  be  binding  upon  the

parties  hereto  and their  respective  heirs,  legal  representatives,  successors  and  permitted  assigns.   None  of

the parties shall assign this Agreement or delegate any of its duties hereunder to any other person or entity without the prior written consent of the other parties to this Agreement.

Section  7.12      Headings.   The  section  and  other  headings  in  this  Agreement  are  for  reference  purposes only and shall not affect the meaning or interpretation of this Agreement.

11

ANNEX A

Section 7.13

Counterparts.  This Agreement may be executed in any number of counterparts, each of which,  when  executed,  shall  be  deemed  to  be  an  original  and  all  of  which  together  shall  be  deemed  to  be one and the same Agreement.

Section 7.14     Governing Law.  This Agreement shall be construed and enforced in accordance with the laws of the State of Nevada, without giving effect to the principles of conflicts of law of such state.

IN  WITNESS  WHEREOF,  the  parties  have  executed  and  delivered  this  Agreement  as  of  the  date first set forth above.

COMPANY

/s/ Eric Montandon

By: Eric Montandon

Its: Chief Executive Officer

SUMMIT DIGITAL, INC.

/s/ Tom Nix

By: Tom Nix

Its: President

SHAREHOLDER

/s/ Tom Nix

Tom Nix

Authorized Director of Shareholder

12

ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION

OF

WWA GROUP, INC.

Pursuant  to  Section  78.320  of  the  Nevada  Revised  Statutes,  the  undersigned,  desiring  to  amend  the

Articles  of  Incorporation  (dated  the  12th  of  November  1996  and  amended  on  the  31st of  July 1997,  April

9,   1998,   and   August   8,   2003,   referred   to   herein   as   the   “Articles”)   of   WWA   Group,   Inc.   (the

“Corporation”), does hereby sign, verify, and deliver to the Office of the Secretary of State of Nevada this

Article of Amendment.

Pursuant to a unanimous written consent resolution of the board of directors dated July 12, 2012 and a vote taken by a majority of the stockholders at a special meeting held on May 10, 2013, the directors and stockholders of the Corporation approved the filing of a Certificate of Amendment to increase the number of authorized common shares par value $0.001 from 50,000,000 common shares par value $0.001 to

250,000,000 common shares par value $0.001.

THEREFORE, Article IV Capital of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

“ARTICLE IV

CAPITAL

The corporation shall have authority to issue Two Hundred and Fifty Million (250,000,000) common shares, one mil (0.001) par value. There shall be only one class of authorized shares, to wit: common voting stock. The common stock shall have unlimited voting rights provided in the Nevada Business

Corporation Act.

None of the shares of the corporation shall carry with them the pre-emptive right to acquire additional or other shares of the corporation. There shall be no cumulative voting of shares.”

The amendment to increase the number of authorized common shares was adopted by _________ shares,

or ___% , of the 23,841,922 issued and outstanding shares of common stock entitled to approve such amendment.

The increase in the number of authorized common shares will be effective on May __, 2013 upon the filing of this amendment to the Amended Articles of Incorporation of WWA Group, Inc. with the Office of the Secretary of State of the State of Nevada.

DATED this __th day of May, 2013.

_____________________________

Eric Montandon

Chief Executive Officer and Director